UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-5696
                                   ------------


                            AXP GLOBAL SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     10/31
                         --------------
Date of reporting period:     4/30
                         --------------

AXP(R)
  Global Bond
           Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  April 30, 2005

AXP Global Bond Fund seeks to provide shareholders with high total return through income and growth of capital.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                                             3

Performance Summary                                       4

Questions & Answers with Portfolio Management             6

Investments in Securities                                10

Financial Statements (Portfolio)                         20

Notes to Financial Statements (Portfolio)                23

Financial Statements (Fund)                              28

Notes to Financial Statements (Fund)                     31

Fund Expenses Example                                    40

Approval of Investment Management Services Agreement     42

Proxy Voting                                             43

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company, the parent company of the Fund's investment manager, American Express Financial Corporation (AEFC), announced plans to pursue a spin-off of 100% of the common stock of AEFC to shareholders of American Express Company. The transaction, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company. Upon completion of the transaction AEFC will be a publicly traded company separate from American Express Company. The current agreements between the Fund and AEFC and its affiliates will remain in place. No changes in operations or personnel, including the portfolio manager or managers of the Fund, are anticipated.

[Dalbar logo]

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

Fund Snapshot
        AT APRIL 30, 2005

PORTFOLIO MANAGER

Portfolio manager                         Since       Years in industry
Nic Pifer, CFA*                           5/00               14

* The Fund is managed by a team of portfolio managers led by Nic Pifer.

FUND OBJECTIVE

For investors seeking high total return through income and growth of capital.

Inception dates by class
A: 3/20/89     B: 3/20/95     C: 6/26/00    I: 3/4/04     Y: 3/20/95

Ticker symbols by class
A: IGBFX       B: IGLOX       C: AGBCX      I: AGBIX      Y: --

Total net assets                                         $587.5 million

Number of holdings                                                  255

Average weighted life*                                        6.4 years

Effective duration**                                          4.6 years

Weighted average bond rating                                        AA+

 * Average weighted life is the average number of years that each dollar of unpaid principal due on a security remains outstanding.

** Effective duration measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out of 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

      DURATION
SHORT    INT.   LONG
          X      X      HIGH
                        MEDIUM   QUALITY
                        LOW

COUNTRY COMPOSITION

Percentage of portfolio assets

(pie chart)

United States 31.3%
Germany 11.4%
Japan 8.6%
Spain 7.8%
France 6.7%
Italy 5.2%
United Kingdom 4.1%
Greece 4.0%
Canada 2.2%
Finland 2.2%
Austria 1.1%
Australia 1.8%
Poland 1.1%
Netherlands 1.1%
New Zealand 1.1%
Norway 1.1%
Supra-National 1.0%
Other* 8.2%

* Includes Brazil, Denmark, Luxembourg, Malaysia, Mexico, South Africa, South Korea, Sweden and cash & short-term securities.

CREDIT QUALITY SUMMARY

Percentage of bond portfolio assets

AAA bonds                                                         66.0%
AA bonds                                                          20.1
A bonds                                                            9.5
BBB bonds                                                          2.9
Non-investment grade bonds                                         1.5

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate.

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Fund holdings are subject to change.

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3   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

Performance Summary

(bar chart)

                             PERFORMANCE COMPARISON
                 For the six-month period ended April 30, 2005

                        +2.92%          +3.41%         +3.28%

+2.92% = AXP Global Bond Fund Class A (excluding sales charge)
+3.41% = Lehman Brothers Global Aggregate Index(1) (unmanaged)
+3.28% = Lipper Global Income Funds Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

(1) The Lehman Brothers Global Aggregate Index, an unmanaged market capitalization weighted benchmark, tracks the performance of investment grade fixed income securities denominated in 13 currencies. The index reflects the reinvestment of all income and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Global Income Funds Index includes the 30 largest global income funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

SEC YIELDS

At March 31, 2005 by class
A: 2.25%        B: 1.59%        C: 1.58%        I: 2.83%        Y: 2.54%

At April 30, 2005 by class
A: 2.08%        B: 1.44%        C: 1.43%        I: 2.65%        Y: 2.37%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 5 for additional performance information.

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4   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

Performance Summary

AVERAGE ANNUAL TOTAL RETURNS
                                    Class A                   Class B                   Class C           Class I    Class Y
(Inception dates)                  (3/20/89)                 (3/20/95)                 (6/26/00)         (3/4/04)   (3/20/95)
                                                                   After                      After
                              NAV(1)     POP(2)         NAV(1)     CDSC(3)        NAV(1)     CDSC(4)      NAV(5)     NAV(6)
at April 30, 2005
6 months*                     +2.92%     -1.97%         +2.52%      -1.44%        +2.66%      +1.67%      +3.30%     +3.00%
1 year                       +10.57%     +5.31%         +9.70%      +5.70%        +9.89%      +9.89%     +11.24%    +10.90%
3 years                      +11.52%     +9.72%        +10.70%      +9.88%       +10.72%     +10.72%       N/A      +11.83%
5 years                       +8.57%     +7.52%         +7.75%      +7.60%          N/A         N/A        N/A       +8.79%
10 years                      +6.21%     +5.69%         +5.40%      +5.40%          N/A         N/A        N/A       +6.22%
Since inception               +8.06%     +7.73%         +5.99%      +5.99%        +7.68%      +7.68%      +8.22%     +6.81%

at March 31, 2005
6 months*                     +4.71%     -0.26%         +4.31%      +0.31%        +4.31%      +3.31%      +5.11%     +4.79%
1 year                        +5.47%     +0.46%         +4.79%      +0.79%        +4.80%      +4.80%      +6.11%     +5.79%
3 years                      +11.87%    +10.07%        +11.01%     +10.20%       +10.99%     +10.99%       N/A      +12.13%
5 years                       +7.66%     +6.61%         +6.86%      +6.70%          N/A         N/A        N/A       +7.88%
10 years                      +6.40%     +5.89%         +5.61%      +5.61%          N/A         N/A        N/A       +6.42%
Since inception               +8.03%     +7.71%         +5.95%      +5.95%        +7.59%      +7.59%      +7.86%     +6.76%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

* Not annualized.

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5   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Q:  How did AXP Global Bond Fund perform for the first half of the fiscal year?

A: AXP Global Bond Fund's Class A shares gained 2.92% (excluding sales charge) for the six months ended April 30, 2005. This lagged the Fund's benchmark, the Lehman Brothers Global Aggregate Index (Lehman Global Index), which posted a total return of 3.41%. The Fund also underperformed the Lipper Global Income Funds Index, representing the Fund's peer group, which posted a 3.28% total return over the same period.

Q:  What factors most significantly affected performance?

A: The Fund tracked the Lehman Global Index closely through the first four months of the semiannual period, but lagged thereafter, largely due to unfavorable movements in currencies. The Fund held a larger position in the euro and a smaller position in the Japanese yen throughout the period. This positioning hurt the Fund's relative performance in April when the yen appreciated sharply vs. the euro on market speculation of an imminent revaluation of the Chinese currency. The U.S. dollar weakened approximately 1.5% vs. the euro, 4.1% vs. the British pound and 1.2% vs. the yen. The U.S. dollar strengthened 2.9% vs. the Canadian dollar over the six months. On balance, then, the U.S. dollar's movements against the major currencies provided a boost to the Fund's returns in absolute terms because as the value of the U.S. dollar decreases, the dollar value of foreign investments typically increases and vice versa.

    We maintained the Fund's duration, a principal measure of interest rate risk, approximately half a year shorter than that of the Lehman Global Index throughout the semiannual period. This stance was based on our view that the U.S. economy in particular was growing at an above-trend pace and, thus, that the Federal Reserve's Federal Open Market Committee (FOMC) was likely to continue raising the targeted federal funds rate to more historically normal levels. Our view on U.S. monetary policy proved correct, with the FOMC raising the targeted federal funds rate by 100 basis points (1%) during the period, but U.S. yields never rose as much as we expected. In fact, they declined over the period at the very long end of the yield curve. Yields in other major bond markets generally declined over the semiannual period, reflecting lackluster economic growth in the Eurozone and Japan in particular. The Fund was positioned appropriately for the decline in European yields, but not for the decline in Japanese yields.

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6   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> The U.S. dollar's movements against the major currencies provided a boost to the Fund's returns in absolute (end callout quote)

    The Fund's positioning on sector exposures had a fairly neutral impact on relative results over the period. Credit sectors performed well early in the period as the difference in yields over government bonds declined to historically low levels, but suffered later in the period following General Motors' negative earnings news.

Q:  What changes did you make to the Fund and how is it currently positioned?

A: We decreased the Fund's exposure to the euro toward the end of 2004, while maintaining a significant position in the currency, and we increased the Fund's exposure to the U.S. dollar, while maintaining a moderate position. As the U.S. dollar weakened substantially during these months, the scale of decline led us to believe that it may have become oversold against some of the other major currencies, including the euro, despite the ever-burgeoning U.S. current account deficit. We viewed this as an opportunity to reallocate a small portion of the portfolio's net assets. Indeed the timing of this strategy proved prudent, as the euro subsequently corrected lower to attractive levels and the U.S. dollar strengthened during the first calendar quarter of 2005. We then added back some exposure to the euro and somewhat reduced the Fund's position in the U.S. dollar.

    Within sectors, we reduced the Fund's exposure to corporate bonds overall, both investment grade and high-yield. We also sought to upgrade the quality of those corporate bonds that remained in the portfolio, especially in Europe where differences in quality became so compressed that we were able to trade into higher quality securities without giving up much yield in the Fund. Elsewhere, we slightly increased the Fund's exposure to mortgage-backed securities, bringing the position closer to the Lehman Global Index. We maintained the Fund's modest exposure to emerging markets, as we felt that valuations remained too expensive.

    We made no other significant changes to the portfolio during the period. We maintained the Fund's duration

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7   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> As for the Fund's currency positioning, we believe the view ahead for the U.S. dollar is less certain than it has been in recent years. (end callout quote)

    shorter than that of the Lehman Global Index. From a country perspective, we favored European bonds over U.S. and Japanese bonds.

Q:  How do you intend to manage the Fund in the coming months?

A: We intend to maintain a somewhat defensive position in the Fund with respect to interest rate risk exposure. Specifically, we expect to keep the Fund's duration shorter than that of the Lehman Global Index given our view regarding the pace of U.S. economic growth and the tightening path of the Federal Reserve Board. However, if U.S. yields do rise to the higher levels we expect, or if the European bond market simply becomes too expensive, then we may take the opportunity to shift a percentage of asset allocation from European bonds to U.S. fixed income securities. One of the key questions now is whether recent concerns over a global economic soft patch are truly justified or whether Europe, for example, can pull out of its sluggish growth rut. Given recent economic news from the Eurozone, it currently appears that the European Central Bank may wait before beginning to raise interest rates until the end of 2005. We believe the Bank of Japan is still approximately a year away from changing its interest rates from their current 0% level.

    As for the Fund's currency positioning, we believe the view ahead for the U.S. dollar is less certain than it has been in recent years. We expect the U.S. dollar to remain generally weak in the period ahead, but believe that rising U.S. short-term rates and the dollar's current low valuation should begin to put something of a floor under the U.S. currency. The tug-of-war between the U.S. dollar's structural negatives (e.g., a large U.S. current account deficit) on the one hand, and its cyclical positives (e.g., better relative economic growth and rising short-term rates) and valuation on the other is more evenly balanced than it was in 2004. We still expect currency markets to remain volatile, however, providing opportunities to make tactical adjustments to our positions as market conditions permit. From a country perspective, we continue to favor

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8   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

Questions & Answers

    European bonds over U.S. or Japanese bonds. Within sectors, we intend to maintain modest positions in investment grade corporate bonds and emerging market bonds and a fairly neutral position in structured assets for the near term.

    As always, we constantly re-evaluate the Fund's duration, sector, country, yield curve and currency positioning in an effort to seek an attractive trade-off between risk and potential return. Our sector teams remain focused on careful individual security selection as we seek opportunities to capitalize on attractively valued bonds.

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9   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

Investments in Securities

World Income Portfolio

April 30, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Bonds (93.9%)(c)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Australia (1.8%)
Burns Philp Capital Property
  (U.S. Dollar) Sr Sub Nts
   02-15-11              10.75%              $100,000                 $110,500
Commonwealth Bank of Australia
  (European Monetary Unit)
   11-12-09               3.38                570,000                  748,001
New South Wales Treasury
  (Australian Dollar)
   03-01-08               8.00              8,000,000                6,647,941
Queensland Treasury
  (Australian Dollar)
   06-14-05               6.50              3,000,000                2,344,471
Telstra
  (U.S. Dollar)
   04-01-12               6.38                500,000                  551,898
Total                                                               10,402,811

Austria (1.1%)
Republic of Austria
  (European Monetary Unit)
   01-15-10               5.50              4,500,000                6,475,981

Brazil (0.2%)
Federal Republic of Brazil
  (U.S. Dollar)
   04-15-14               8.00              1,129,378                1,123,505

Canada (2.2%)
Canada Housing Trust #1
  (Canadian Dollar)
   06-15-06               5.53              3,220,000                2,634,150
Canadian Pacific Railway
  (Canadian Dollar)
   06-15-10               4.90                380,000(d)               311,880
Cascades
  (U.S. Dollar) Sr Nts
   02-15-13               7.25                 55,000                   54,175
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
   03-01-12               8.75                 40,000                   42,400

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Canada (cont.)
Domtar
  (U.S. Dollar)
   12-01-13               5.38%              $920,000                 $838,433
Norampac
  (U.S. Dollar) Sr Nts
   06-01-13               6.75                100,000                   99,000
Province of British Columbia
  (Canadian Dollar)
   08-23-10               6.38              6,400,000                5,700,482
Province of Ontario
  (Canadian Dollar)
   03-08-06               5.90              3,300,000                2,691,830
Shaw Communications
  (U.S. Dollar) Sr Nts
   04-06-11               7.25                185,000                  196,100
Sun Media
  (U.S. Dollar)
   02-15-13               7.63                200,000                  204,000
Utilicorp Canada Finance
  (U.S. Dollar)
   06-15-11               7.75                140,000                  140,000
Videotron Ltee
  (U.S. Dollar)
   01-15-14               6.88                 95,000                   93,575
Total                                                               13,006,025

Denmark (0.8%)
Realkredit Danmark
  (Danish Krone)
   01-01-08               4.00             25,200,000                4,521,625

Finland (2.2%)
Republic of Finland
  (European Monetary Unit)
   07-04-07               5.00              9,400,000               12,781,430

France (6.6%)
Dexia Municipal Agency
  (European Monetary Unit)
   09-03-07               7.45                510,000                  682,987

See accompanying notes to investments in securities.
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10   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

France (cont.)
France Telecom
  (U.S. Dollar)
   03-01-06               7.45%              $700,000(e)              $720,256
Govt of France
  (European Monetary Unit)
   04-25-12               5.00              9,375,000               13,489,819
   04-25-13               4.00              9,460,000               12,814,251
   10-25-16               5.00              7,580,000               11,095,399
Total                                                               38,802,712

Germany (11.2%)
Allgemeine Hypothekenbank Rheinboden
  (European Monetary Unit)
   09-02-09               5.00              2,030,000(d)             2,837,568
Bayerische Landesbank
  (Japanese Yen) Sr Nts
   04-22-13               1.40            301,000,000                2,958,209
Bundesrepublik Deutschland
  (European Monetary Unit)
   07-04-13               3.75             13,240,000               17,651,669
   07-04-27               6.50              7,470,000               13,270,563
   07-04-28               4.75              1,970,000                2,846,082
   07-04-34               4.75              4,640,000                6,774,849
Bundesschatzanweisungen
  (European Monetary Unit)
   12-16-05               2.75              7,570,000                9,777,546
DEPFA Deutsche Pfandbriefbank
  (European Monetary Unit)
   01-15-10               5.50              2,200,000                3,157,155
Deutsche Bank
  (European Monetary Unit)
   07-28-09               4.25                500,000                  681,238
Kabel Deutschland
  (U.S. Dollar)
   07-01-14              10.63                 40,000(d)                42,200
Landesbank Berlin Girozentrale
  (European Monetary Unit)
   04-30-07               5.00              2,130,000                2,877,444
Rheinische Hypothekenbank
  (European Monetary Unit)
   07-05-10               5.75              2,200,000                3,206,919
Total                                                               66,081,442

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Greece (3.9%)
Hellenic Republic
  (European Monetary Unit)
   06-21-06               2.75%             7,600,000               $9,831,804
   04-19-07               4.65              4,780,000                6,426,906
   10-22-22               5.90              4,200,000                6,664,898
Total                                                               22,923,608

Italy (5.1%)
Buoni Poliennali Del Tesoro
  (European Monetary Unit)
   03-01-07               4.50              8,800,000               11,777,621
   10-15-07               5.00              8,700,000               11,902,227
   11-01-26               7.25              3,486,283                6,561,640
Total                                                               30,241,488

Japan (8.5%)
Development Bank of Japan
  (Japanese Yen)
   06-20-12               1.40            650,000,000                6,451,633
Govt of Japan
  (Japanese Yen)
   12-21-09               1.70          2,606,000,000               26,348,887
   03-22-10               1.70            320,000,000                3,238,816
   06-20-12               1.40            700,000,000                6,952,835
   12-20-12               1.00            396,000,000                3,807,481
   12-20-14               1.30            247,000,000                2,373,009
   12-20-34               2.40             61,000,000                  597,863
Total                                                               49,770,524

Luxembourg (0.5%)
Telecom Italia Capital
  (U.S. Dollar)
   09-30-34               6.00              2,690,000(d)             2,664,504

Malaysia (0.3%)
Petronas Capital
  (U.S. Dollar)
   05-22-12               7.00              1,500,000(d)             1,685,537

Mexico (0.6%)
Govt of Mexico
  (Mexican Peso)
   12-24-09               9.00             16,000,000                1,381,729
Pemex Project Funding Master Trust
  (U.S. Dollar)
   12-15-14               7.38                765,000                  831,938

See accompanying notes to investments in securities.
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11   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mexico (cont.)
United Mexican States
  (Japanese Yen)
   06-06-06               6.75%            62,000,000                 $632,699
  (U.S. Dollar)
   09-27-34               6.75                727,000                  724,092
Total                                                                3,570,458

Netherlands (1.0%)
Bank Nederlandse Gemeenten
  (British Pound)
   08-06-07               7.38              1,100,000                2,211,177
Govt of Netherlands
  (European Monetary Unit)
   07-15-12               5.00              2,680,000                3,851,334
Total                                                                6,062,511

New Zealand (1.1%)
Govt of New Zealand
  (New Zealand Dollar)
   11-15-06               8.00              8,800,000                6,596,961

Norway (1.1%)
Govt of Norway
  (Norwegian Krone)
   05-16-11               6.00             36,800,000                6,633,014

Poland (1.1%)
Republic of Poland
  (Polish Zloty)
   02-12-06               8.50             11,600,000                3,560,586
   11-24-09               6.00              9,000,000                2,751,450
Total                                                                6,312,036

South Africa (0.3%)
Republic of South Africa
  (South African Rand)
   08-31-10              13.00              9,837,500                1,970,071

South Korea (0.1%)
Korea Development Bank
  (Japanese Yen)
   06-25-08               0.98             70,000,000                  677,411

Spain (7.7%)
Caja de Ahorros y Monte de Piedad de Madrid
  (European Monetary Unit)
   03-25-11               3.50              2,500,000                3,289,323

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Spain (cont.)
Govt of Spain
  (European Monetary Unit)
   10-31-07               4.25%             8,950,000              $12,055,268
   07-30-09               5.15             12,000,000               16,958,576
   01-31-10               4.00              9,400,000               12,758,207
Total                                                               45,061,374

Supra-National (1.0%)
European Investment Bank
  (British Pound)
   12-07-11               5.50              3,000,000                5,947,930

Sweden (0.6%)
Govt of Sweden
  (Swedish Krona)
   04-20-06               3.50             19,000,000                2,699,423
   08-15-07               8.00              4,800,000                  757,180
Total                                                                3,456,603

United Kingdom (4.1%)
BT Group
  (U.S. Dollar)
   12-15-10               8.38                700,000                  821,219
Greater Beijing First Expressways
  (U.S. Dollar) Sr Nts
   06-15-07               9.50              8,750,000(b,l,h)                --
HBOS Treasury Services
  (European Monetary Unit)
   02-12-09               3.50              2,000,000                2,637,616
United Kingdom Treasury
  (British Pound)
   03-07-12               5.00              5,910,000               11,591,064
   09-07-14               5.00              4,455,000                8,803,696
Total                                                               23,853,595

United States (30.8%)
Aesop Funding II LLC
  (U.S. Dollar) Series 2002-1A Cl A1 (AMBAC)
   10-20-06               3.85                500,000(d,n)             500,725
Airgas
  (U.S. Dollar)
   10-01-11               9.13                195,000                  210,600
Allied Waste North America
  (U.S. Dollar)
   04-15-11               6.38                 25,000                   22,750
  (U.S. Dollar) Series B
   04-01-08               8.88                 50,000                   51,375
  (U.S. Dollar) Sr Nts
   03-15-15               7.25                 30,000(d)                27,300

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

United States  (cont.)
AmeriCredit Automobile Receivables Trust
  (U.S. Dollar) Series 2004-DF Cl A3 (FSA)
   07-06-09               2.98%              $800,000(n)              $783,125
ANR Pipeline
  (U.S. Dollar)
   03-15-10               8.88                 45,000                   48,814
ARG Funding
  (U.S. Dollar) Series 2005-1A Cl A3 (MBIA)
   04-20-10               4.29              1,250,000(d,n)           1,242,041
ASIF Global Financing XIX
  (U.S. Dollar)
   01-17-13               4.90              5,300,000(d)             5,280,284
Ball
  (U.S. Dollar)
   12-15-12               6.88                115,000                  118,450
Banc of America Commercial Mtge
  (U.S. Dollar)
  Series 2004-5 Cl A4
   11-10-41               4.94                750,000(f)               755,760
  Series 2005-1 Cl A4
   11-10-42               4.88                750,000(f)               766,188
BCP Crystal US Holdings
  (U.S. Dollar) Sr Sub Nts
   06-15-14               9.63                 26,000                   28,665
Bear Stearns Commercial Mtge Securities
  (U.S. Dollar)
  Series 2003-T10 Cl A1
   03-13-40               4.00                626,376(f)               612,458
  Series 2004-PWR6 Cl A6
   11-11-41               4.83              1,075,000(f)             1,072,775
  Series 2004-T16 Cl A3
   02-13-46               4.03                600,000(f)               590,846
Boyd Gaming
  (U.S. Dollar) Sr Sub Nts
   12-15-12               7.75                 35,000                   36,750
   04-15-14               6.75                 40,000                   39,400
Caesars Entertainment
  (U.S. Dollar) Sr Nts
   04-15-13               7.00                575,000                  622,437
California State Teachers' Retirement System Trust
  (U.S. Dollar) Series 2002-C6 Cl A3
   11-20-14               4.46                478,040(d,f)             478,720
Cardinal Health
  (U.S. Dollar)
   06-15-15               4.00              1,700,000                1,547,296

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

United States  (cont.)
Chesapeake Energy
  (U.S. Dollar) Sr Nts
   06-15-14               7.50%               $30,000                  $31,425
   08-15-14               7.00                 65,000                   66,625
   01-15-16               6.88                 20,000                   19,900
Citigroup
  (European Monetary Unit) Sr Nts
   05-21-10               3.88              2,600,000                3,479,043
Colorado Interstate Gas
  (U.S. Dollar) Sr Nts
   03-15-15               5.95                 10,000(d)                 9,650
Comcast
  (U.S. Dollar)
   03-15-11               5.50              2,150,000                2,226,519
Comcast Cable Communications Holdings
  (U.S. Dollar)
   03-15-13               8.38                106,000                  128,685
Commercial Mtge Pass-Through Ctfs
  (U.S. Dollar)
  Series 2004-LB3A Cl A3
   07-10-37               5.09              1,100,000(f)             1,126,244
  Series 2004-LB3A Cl A4
   07-10-37               5.23                550,000(f)               567,085
Community Health Systems
  (U.S. Dollar) Sr Sub Nts
   12-15-12               6.50                 40,000                   39,200
Compass Minerals Group
  (U.S. Dollar)
   08-15-11              10.00                100,000                  109,000
Cott Beverages
  (U.S. Dollar)
   12-15-11               8.00                100,000                  105,000
Countrywide Alternative Loan Trust
  (U.S. Dollar) Series 2005-6CB Cl 1A1
   04-25-35               7.50              1,451,260                1,527,802
CS First Boston Mtge Securities
  (U.S. Dollar) Series 2004-C1 Cl A2
   01-15-37               3.52                250,000(f)               243,630
CSC Holdings
  (U.S. Dollar) Sr Nts
   12-15-07               7.88                150,000                  153,375
DaimlerChrysler NA Holding
  (European Monetary Unit)
   01-16-07               5.63                670,000                  898,664

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
13   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

United States  (cont.)
DaVita
  (U.S. Dollar) Sr Nts
   03-15-13               6.63%               $40,000(d)               $39,600
Del Monte
  (U.S. Dollar) Sr Sub Nts
   12-15-12               8.63                 30,000                   31,950
Dex Media West LLC/Finance
  (U.S. Dollar) Sr Nts Series B
   08-15-10               8.50                 55,000                   58,988
Echostar DBS
  (U.S. Dollar)
   10-01-14               6.63                 65,000(d)                63,050
  (U.S. Dollar) Sr Nts
   10-01-08               5.75                 60,000                   59,025
El Paso Natural Gas
  (U.S. Dollar) Sr Nts Series A
   08-01-10               7.63                185,000                  193,292
Emmis Operating
  (U.S. Dollar)
   05-15-12               6.88                 70,000                   69,125
Encore Acquisition
  (U.S. Dollar) Sr Sub Nts
   04-15-14               6.25                 80,000                   77,200
ERAC USA Finance
  (U.S. Dollar)
   05-01-15               5.60              1,700,000(d)             1,720,647
Federal Home Loan Mtge Corp
  (European Monetary Unit)
   02-15-07               4.63              3,730,000                4,990,392
  (U.S. Dollar)
   01-15-12               5.75              6,435,000                6,931,351
   09-01-17               6.50                511,609(f)               532,856
   10-01-18               5.00                910,547(f)               919,051
   04-01-33               6.00              2,203,742(f)             2,286,028
   08-01-33               6.50                342,928(f)               356,489
   11-01-33               5.00              1,475,017(f)             1,465,290
  Collateralized Mtge Obligation
  (U.S. Dollar)
   04-15-15               4.50              3,000,000(f)             3,014,700
Federal Natl Mtge Assn
  (U.S. Dollar)
   01-01-09               5.74              1,189,591(f)             1,241,735
   11-01-10               4.47                365,190(f)               364,895
   02-01-13               4.87              1,336,115(f)             1,353,371
   09-01-13               5.28                874,632(f)               908,607
   03-01-17               5.50              1,137,857(f)             1,167,847
   03-01-17               6.00                300,151(f)               311,201

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

United States  (cont.)
Federal Natl Mtge Assn (cont.)
  (U.S. Dollar)
   04-01-17               6.50%            $1,138,525(f)            $1,191,337
   06-01-17               6.00                822,233(f)               852,505
   07-01-17               6.00                429,774(f)               446,607
   08-01-18               4.50              2,031,076(f)             2,014,652
   11-01-18               5.50              1,944,399(f)             1,993,399
   12-01-18               5.00              3,999,077(f)             4,033,848
   07-01-23               5.00              1,203,489(f)             1,202,392
   12-01-31               6.50                429,562(f)               450,445
   05-01-32               7.00              1,340,987(f)             1,416,880
   05-01-32               7.50                720,543(f)               771,362
   06-01-32               7.00                639,546(f)               679,333
   08-01-32               6.50              3,762,413(f)             3,930,360
   09-01-32               6.50                411,678(f)               430,042
   11-01-32               7.50              1,026,344(f)             1,098,731
   03-01-33               5.50              2,327,790(f)             2,355,227
   03-01-33               6.00              2,784,831(f)             2,862,680
   04-01-33               6.00              1,503,927(f)             1,557,653
   05-01-33               6.00                702,345(f)               726,881
   06-01-33               5.50              3,896,286(f)             3,947,943
   09-01-33               5.50                673,113(f)               680,347
   11-01-33               6.50                810,904(f)               845,800
Ford Motor
  (U.S. Dollar)
   10-01-28               6.63                485,000                  370,598
GE Capital Commercial Mtge
  (U.S. Dollar) Series 2001-3 Cl A1
   06-10-38               5.56              1,605,461(f)             1,656,869
General Electric Capital
  (European Monetary Unit)
   06-20-07               5.13                500,000                  678,351
  (New Zealand Dollar)
   02-04-10               6.63              3,530,000                2,574,212
Genworth Financial
  (Japanese Yen)
   06-20-11               1.60            130,000,000                1,260,242
Georgia Gulf
  (U.S. Dollar) Sr Nts
   12-15-13               7.13                 55,000                   56,375
Georgia-Pacific
  (U.S. Dollar) Sr Nts
   07-15-08               7.38                140,000                  146,300
GMAC
  (U.S. Dollar)
   03-02-11               7.25              1,300,000                1,168,050
   09-15-11               6.88                810,000                  709,656

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
14   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

United States  (cont.)
GMAC Commercial Mtge Securities
  (U.S. Dollar) Series 2004-C3 Cl A4
   12-10-41               4.55%            $1,050,000(f)            $1,042,729
  Series 2004-C3 Cl A5
   12-10-41               4.86              1,100,000(f)             1,098,680
Govt Natl Mtge Assn
  (U.S. Dollar)
   10-15-33               5.50              1,579,596(f)             1,608,857
  Collateralized Mtge Obligation
  Interest Only
  (U.S. Dollar)
   01-20-32               0.00              2,015,063(f,i)             236,836
Grant Prideco Escrow
  (U.S. Dollar)
   12-15-09               9.00                100,000                  109,000
Greenwich Capital Commercial Funding
  (U.S. Dollar)
  Series 2004-GG1 Cl A4
   06-10-36               4.76              1,100,000(f)             1,110,123
  Series 2005-GG3 Cl A1
   08-10-42               3.92                727,480(f)               723,646
Hilton Hotels
  (U.S. Dollar)
   12-01-12               7.63                200,000                  229,666
Honda Auto Receivables Owner Trust
  (U.S. Dollar) Series 2005-1 Cl A3
   10-21-08               3.53                700,000                  695,562
ING Security Life Institutional Funding
  (U.S. Dollar)
   01-15-10               4.25              1,440,000(d)             1,430,752
Intl Paper
  (European Monetary Unit)
   08-11-06               5.38                505,000                  672,285
INVISTA
  (U.S. Dollar)
   05-01-12               9.25                 50,000(d)                53,500
IPALCO Enterprises
  (U.S. Dollar)
   11-14-08               8.38                250,000                  268,750
Joy Global
  (U.S. Dollar) Series B
   03-15-12               8.75                 60,000                   66,150

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

United States  (cont.)
JPMorgan Chase Commercial Mtge Securities
  (U.S. Dollar) Series 2004-CBX Cl A5
   01-12-37               4.65%              $900,000(f)              $896,630
  Series 2005-CB11 Cl A3
   08-12-37               5.20              1,000,000(f)             1,029,067
KB Home
  (U.S. Dollar)
   01-15-15               5.88                155,000                  152,093
Key Energy Services
  (U.S. Dollar) Series C
   03-01-08               8.38                130,000                  134,550
L-3 Communications
  (U.S. Dollar)
   06-15-12               7.63                250,000                  262,500
Lamar Media
  (U.S. Dollar)
   01-01-13               7.25                155,000                  159,650
LB-UBS Commercial Mtge Trust
  (U.S. Dollar)
  Series 2002-C8 Cl A3
   11-15-27               4.83              1,000,000(f)             1,009,590
  Series 2004-C2 Cl A3
   03-15-29               3.97                750,000(f)               720,120
  Series 2004-C4 Cl A3
   06-15-29               5.16                700,000(e,f)             720,962
  Series 2004-C6 Cl A4
   08-15-29               4.58                275,000(f)               274,822
  Series 2004-C7 Cl A2
   10-15-29               3.99              1,000,000(f)               980,660
  Series 2004-C8 Cl A2
   12-15-29               4.20              1,300,000(f)             1,287,013
  Series 2004-C8 Cl A6
   12-15-29               4.80              1,500,000(f)             1,496,468
  Series 2005-C1 Cl A4
   02-15-30               4.74              1,100,000(f)             1,096,491
Long Beach Auto Receivables Trust
  (U.S. Dollar) Series 2004-C Cl A3 (FSA)
   09-15-09               3.40                750,000(n)               743,850
MacDermid
  (U.S. Dollar)
   07-15-11               9.13                 35,000                   37,538
Meritage Homes
  (U.S. Dollar) Sr Nts
   03-15-15               6.25                 35,000(d)                32,200

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
15   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

United States  (cont.)
Metropolitan Life Global Funding
  (U.S. Dollar) Sr Nts
   05-05-10               4.50%              $780,000(d,g)            $781,170
Metris Master Trust
  (U.S. Dollar) Series 2004-2 Cl M
   10-20-10               3.24                450,000(e)               450,275
MGM MIRAGE
  (U.S. Dollar)
   10-01-09               6.00                 45,000                   44,438
  Sr Nts
   02-27-14               5.88                 50,000                   46,875
Mohegan Tribal Gaming Authority
  (U.S. Dollar) Sr Nts
   02-15-13               6.13                 45,000(d)                44,325
  (U.S. Dollar) Sr Sub Nts
   04-01-12               8.00                 75,000                   79,688
Moog
  (U.S. Dollar) Sr Sub Nts
   01-15-15               6.25                 15,000                   14,850
Morgan Stanley Capital I
  (U.S. Dollar) Series 2004-HQ4 Cl A5
   04-14-40               4.59                750,000(f)               746,100
Morgan Stanley Group
  (European Monetary Unit)
   03-16-06               5.25              2,400,000                3,165,106
NeighborCare
  (U.S. Dollar) Sr Sub Nts
   11-15-13               6.88                 25,000                   26,125
Newfield Exploration
  (U.S. Dollar) Sr Sub Nts
   08-15-12               8.38                340,000                  367,200
Nextel Communications
  (U.S. Dollar) Sr Nts
   10-31-13               6.88                185,000                  194,713
Nissan Auto Receivables Owner Trust
  (U.S. Dollar)
  Series 2003-A Cl A4
   07-15-08               2.61                500,000                  492,903
  Series 2005-A Cl A3
   10-15-08               3.54              1,100,000                1,091,992
Nissan Motor Acceptance
  (U.S. Dollar)
   03-08-10               4.63                 55,000(d)                54,589
Norcraft Companies LP/Finance
  (U.S. Dollar) Sr Sub Nts
   11-01-11               9.00                 40,000                   40,000

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

United States  (cont.)
Northwest Pipeline
  (U.S. Dollar)
   03-01-10               8.13%               $10,000                  $10,763
NorthWestern Energy
  (U.S. Dollar)
   11-01-14               5.88                 15,000(d)                15,242
Overseas Private Investment
  (U.S. Dollar) U.S. Govt Guaranty Series 1996A
   09-15-08               6.99              2,916,666                3,055,237
Owens-Illinois Glass Container
  (U.S. Dollar)
   05-15-11               7.75                100,000                  105,500
Peabody Energy
  (U.S. Dollar) Series B
   03-15-13               6.88                175,000                  181,125
Plains Exploration & Production
  (U.S. Dollar) Sr Nts
   06-15-14               7.13                 60,000                   62,400
Potomac Edison
  (U.S. Dollar) 1st Mtge
   11-15-14               5.35                105,000(d)               103,950
Pricoa Global Funding I
  (U.S. Dollar)
   01-15-10               4.20              6,940,000(d)             6,838,191
Pride Intl
  (U.S. Dollar) Sr Nts
   07-15-14               7.38                 30,000                   31,500
Qwest
  (U.S. Dollar)
   03-15-12               9.13                 85,000(d)                90,100
Schuler Homes
  (U.S. Dollar)
   07-15-09               9.38                 85,000                   88,963
Silgan Holdings
  (U.S. Dollar) Sr Sub Nts
   11-15-13               6.75                100,000                   99,500
Southern Star Central
  (U.S. Dollar)
   08-01-10               8.50                 50,000                   53,500
Sprint Capital
  (U.S. Dollar)
   11-15-28               6.88              1,500,000                1,672,623
Starwood Hotels & Resorts
  (U.S. Dollar)
   11-15-15               7.38                140,000                  150,150
Station Casinos
  (U.S. Dollar) Sr Nts
   04-01-12               6.00                100,000                   99,250

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

United States  (cont.)
Susquehanna Media
  (U.S. Dollar) Sr Sub Nts
   04-15-13               7.38%              $140,000                 $144,900
Texas Genco LLC/Financing
  (U.S. Dollar) Sr Nts
   12-15-14               6.88                 37,000(d)                36,260
Toyota Motor Credit
  (Japanese Yen)
   06-09-08               0.75            297,000,000                2,878,207
Transcontinental Gas Pipe Line
  (U.S. Dollar) Series B
   08-15-11               7.00                175,000                  184,188
Triad Hospitals
  (U.S. Dollar) Sr Nts
   05-15-12               7.00                140,000                  143,500
U.S. Treasury (U.S. Dollar)
   11-30-06               2.88              1,160,000                1,147,765
   01-31-07               3.13              1,015,000                1,006,595
   04-15-10               4.00                770,000                  773,549
   02-15-15               4.00              9,130,000(j)             8,981,994
   08-15-23               6.25              6,875,000(m)             8,262,354
   02-15-26               6.00              4,100,000(m)             4,851,292
United Auto Group
  (U.S. Dollar)
   03-15-12               9.63                 35,000                   36,400
Verizon Pennsylvania
  (U.S. Dollar) Series A
   11-15-11               5.65              7,400,000(m)             7,682,754
Wachovia Bank Commercial Mtge Trust
  (U.S. Dollar)
  Series 2003-C8 Cl A2
   11-15-35               3.89              1,250,000(f)             1,231,108
  Series 2005-C16 Cl A3
   10-15-41               4.62              1,250,000(f)             1,245,841
Washington Mutual Bank FA
  (U.S. Dollar) Sub Nts
   08-15-14               5.65              1,590,000                1,652,980
WCI Communities
  (U.S. Dollar)
   03-15-15               6.63                 50,000(d)                45,500

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

United States  (cont.)
Wells Fargo Bank NA
  (U.S. Dollar) Sub Nts
   02-01-11               6.45%            $2,855,000               $3,122,565
William Carter
  (U.S. Dollar) Series B
   08-15-11              10.88                 35,000                   38,500
World Omni Auto Receivables Trust
  (U.S. Dollar) Series 2005-A Cl A3
   06-12-09               3.54              1,500,000                1,490,745
Total                                                              181,470,453

Total bonds
(Cost: $509,854,797)                                              $552,093,609

Short-term securities (4.8%)(k)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. government agencies (2.4%)
Federal Home Loan Mtge Corp Disc Nt
   06-13-05               2.79%            $5,000,000               $4,982,601
Federal Natl Mtge Assn Disc Nts
   05-11-05               2.60              3,000,000                2,997,405
   06-13-05               2.79              5,900,000                5,879,470
Total                                                               13,859,476

Commercial paper (2.4%)
General Electric Capital
   05-02-05               2.95              9,100,000                9,097,763
Morgan Stanley & Co
   05-11-05               2.86              5,000,000                4,995,233
Total                                                               14,092,996

Total short-term securities
(Cost: $27,953,547)                                                $27,952,472

Total investments in securities
(Cost: $537,808,344)(o)                                           $580,046,081

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
17   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.
(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2005, the value of these securities amounted to $26,429,485 or 4.5% of net assets.

(e) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on April 30, 2005.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) At April 30, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $777,754.

(h)   Negligible market value.

(i) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at April 30, 2005.

(j) At April 30, 2005, security was partially or fully on loan. See Note 4 to the financial statements.

(k) Cash collateral received from security lending activity is invested in short-term securities and represents 0.7% of net assets. See Note 4 to the financial statements. 4.1% of net assets is the Portfolio's cash equivalent position.

(l)   Identifies issues considered to be illiquid as to their marketability (see
      Note 1 to the financial statements). These securities are valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at April 30, 2005, is as follows:

      Security                                     Acquisition            Cost
                                                      dates
      Greater Beijing First Expressways
         (U.S. Dollar) 9.50% Sr Nts 2007      6-12-97 thru 9-16-98    $118,924

(m) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 6 to the financial statements):

      Type of security                                         Notional amount

      Sale contracts
      U.S. Treasury Note, June 2005, 5-year                        $ 2,600,000
      U.S. Treasury Note, June 2005, 10-year                        14,800,000

--------------------------------------------------------------------------------
18   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

(n) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

      AMBAC       --       American Municipal Bond Association Corporation
      FSA         --       Financial Security Assurance
      MBIA        --       MBIA Insurance Corporation

(o) At April 30, 2005, the cost of securities for federal income tax purposes was approximately $537,808,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $44,310,000
      Unrealized depreciation                                       (2,072,000)
                                                                    ----------
      Net unrealized appreciation                                  $42,238,000
                                                                   -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
19   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
World Income Portfolio

April 30, 2005 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $537,808,344)                                                                              $580,046,081
Foreign currency holdings (identified cost $4,812,616) (Note 1)                                                   4,774,561
Dividends and accrued interest receivable                                                                         8,251,780
Receivable for investment securities sold                                                                         1,101,076
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                                       527,159
                                                                                                                    -------
Total assets                                                                                                    594,700,657
                                                                                                                -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                                    64,118
Payable for investment securities purchased                                                                       2,862,831
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                                         7,049
Payable upon return of securities loaned (Note 4)                                                                 4,040,000
Accrued investment management services fee                                                                           12,110
Other accrued expenses                                                                                               57,508
                                                                                                                     ------
Total liabilities                                                                                                 7,043,616
                                                                                                                  ---------
Net assets                                                                                                     $587,657,041
                                                                                                               ============
*Including securities on loan, at value (Note 4)                                                               $  3,935,120
                                                                                                               ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

Statement of operations
World Income Portfolio

Six months ended April 30, 2005 (Unaudited)
Investment income
Income:
Interest                                                                                                        $10,987,848
Fee income from securities lending (Note 4)                                                                          13,311
   Less foreign taxes withheld                                                                                       (3,647)
                                                                                                                     ------
Total income                                                                                                     10,997,512
                                                                                                                 ----------
Expenses (Note 2):
Investment management services fee                                                                                2,164,406
Compensation of board members                                                                                         5,806
Custodian fees                                                                                                       91,000
Audit fees                                                                                                           13,500
Other                                                                                                                11,478
                                                                                                                     ------
Total expenses                                                                                                    2,286,190
   Earnings credits on cash balances (Note 2)                                                                          (598)
                                                                                                                       ----
Total net expenses                                                                                                2,285,592
                                                                                                                  ---------
Investment income (loss) -- net                                                                                   8,711,920
                                                                                                                  ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                10,948,550
   Foreign currency transactions                                                                                  1,762,049
   Futures contracts                                                                                                 75,380
                                                                                                                     ------
Net realized gain (loss) on investments                                                                          12,785,979
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            (3,312,036)
                                                                                                                 ----------
Net gain (loss) on investments and foreign currencies                                                             9,473,943
                                                                                                                  ---------
Net increase (decrease) in net assets resulting from operations                                                 $18,185,863
                                                                                                                ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

Statements of changes in net assets
World Income Portfolio

                                                                                    April 30, 2005               Oct. 31, 2004
                                                                                   Six months ended               Year ended
                                                                                      (Unaudited)
Operations
Investment income (loss) -- net                                                      $  8,711,920              $ 17,621,605
Net realized gain (loss) on investments                                                12,785,979                16,438,227
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  (3,312,036)               24,402,177
                                                                                       ----------                ----------
Net increase (decrease) in net assets resulting from operations                        18,185,863                58,462,009
                                                                                       ----------                ----------
Proceeds from contributions                                                            22,530,047                20,341,237
Fair value of withdrawals                                                             (12,709,302)              (62,192,959)
                                                                                      -----------               -----------
Net contributions (withdrawals) from partners                                           9,820,745               (41,851,722)
                                                                                        ---------               -----------
Total increase (decrease) in net assets                                                28,006,608                16,610,287
Net assets at beginning of period                                                     559,650,433               543,040,146
                                                                                      -----------               -----------
Net assets at end of period                                                          $587,657,041              $559,650,433
                                                                                     ============              ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

Notes to Financial Statements

World Income Portfolio

(Unaudited as to April 30, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

World Income Portfolio (the Portfolio) is a series of World Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. The Portfolio invests primarily in debt obligations of U.S. and foreign issuers. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Trustees of the portfolios, American Express Financial Corporation
(AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
23   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

Illiquid securities

At April 30, 2005, investments in securities included issues that are illiquid which the Portfolio currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at April 30, 2005 was $0. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Portfolio.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. At April 30, 2005, the Portfolio has entered into outstanding when-issued securities of $777,754.

The Portfolio also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Portfolio to "roll over" its purchase commitments, the Portfolio receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
24   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At April 30, 2005, foreign currency holdings consisted of multiple denominations, primarily European monetary units.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, certain of the Portfolio's contracts with its service providers contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

--------------------------------------------------------------------------------
25   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets that declines from 0.77% to 0.67% annually as the Portfolio's assets increase.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

During the six months ended April 30, 2005, the Portfolio's custodian fees were reduced by $598 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $241,066,016 and $232,646,059, respectively, for the six months ended April 30, 2005. Realized gains and losses are determined on an identified cost basis.

4. LENDING OF PORTFOLIO SECURITIES

At April 30, 2005, securities valued at $3,935,120 were on loan to brokers. For collateral, the Portfolio received $4,040,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $13,311 for the six months ended April 30, 2005. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
26   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

5. FORWARD FOREIGN CURRENCY CONTRACTS

At April 30, 2005, the Portfolio has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                             Currency to        Currency to           Unrealized         Unrealized
Exchange date                be delivered       be received         appreciation       depreciation
May 9, 2005                     5,180,000         6,659,253             $     --             $7,049
                   European Monetary Unit       U.S. Dollar
May 13, 2005                   13,570,111     1,471,000,000              472,264                 --
                              U.S. Dollar      Japanese Yen
May 17, 2005                   11,410,000        14,742,291               54,895                 --
                   European Monetary Unit       U.S. Dollar
                                                                        --------             ------
Total                                                                   $527,159             $7,049
                                                                        --------             ------

6. INTEREST RATE FUTURES CONTRACTS

At April 30, 2005, investments in securities included securities valued at $513,488 that were pledged as collateral to cover initial margin deposits on 174 open sale contracts. The notional market value of the open sale contracts at April 30, 2005 was $19,310,220 with a net unrealized loss of $244,478. See "Summary of significant accounting policies" and "Notes to investments in securities."

7. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended Oct. 31,                                             2005(e)      2004      2003      2002        2001
Ratio of expenses to average daily net assets(a)                         .79%(b)      .79%      .80%      .79%        .78%
Ratio of net investment income (loss) to average daily net assets       3.03%(b)     3.20%     3.29%     3.66%       5.27%
Portfolio turnover rate (excluding short-term securities)                 43%          92%      117%       51%         24%
Total return(c)                                                         3.26%(d)    11.21%    13.99%     6.89%      11.29%

Notes to financial highlights

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b)  Adjusted to an annual basis.

(c) Total return is based on a calculated Portfolio net asset value and does not reflect payment of a sales charge.

(d)  Not annualized.

(e)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
27   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Global Bond Fund

April 30, 2005 (Unaudited)
Assets
Investment in Portfolio (Note 1)                                                                               $587,505,416
Capital shares receivable                                                                                           219,707
                                                                                                                    -------
Total assets                                                                                                    587,725,123
                                                                                                                -----------
Liabilities
Capital shares payable                                                                                              151,469
Accrued distribution fee                                                                                              6,726
Accrued transfer agency fee                                                                                           2,443
Accrued administrative services fee                                                                                     907
Other accrued expenses                                                                                               50,665
                                                                                                                     ------
Total liabilities                                                                                                   212,210
                                                                                                                    -------
Net assets applicable to outstanding capital stock                                                             $587,512,913
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $    844,958
Additional paid-in capital                                                                                      543,487,306
Excess of distributions over net investment income                                                                 (944,294)
Accumulated net realized gain (loss) (Note 5)                                                                     1,632,190
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            42,492,753
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                       $587,512,913
                                                                                                               ============
Net assets applicable to outstanding shares:                  Class A                                          $385,318,909
                                                              Class B                                          $144,754,511
                                                              Class C                                          $  4,597,464
                                                              Class I                                          $ 52,777,760
                                                              Class Y                                          $     64,269
Net asset value per share of outstanding capital stock:       Class A shares           55,426,436              $       6.95
                                                              Class B shares           20,821,091              $       6.95
                                                              Class C shares              663,794              $       6.93
                                                              Class I shares            7,575,277              $       6.97
                                                              Class Y shares                9,223              $       6.97
                                                                                            -----              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
28   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

Statement of operations
AXP Global Bond Fund

Six months ended April 30, 2005 (Unaudited)
Investment income
Income:
Interest                                                                                                        $10,985,150
Fee income from securities lending                                                                                   13,308
   Less foreign taxes withheld                                                                                       (3,646)
                                                                                                                     ------
Total income                                                                                                     10,994,812
                                                                                                                 ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                                 2,284,994
Distribution fee
   Class A                                                                                                          488,589
   Class B                                                                                                          724,280
   Class C                                                                                                           23,593
Transfer agency fee                                                                                                 516,248
Incremental transfer agency fee
   Class A                                                                                                           38,359
   Class B                                                                                                           25,049
   Class C                                                                                                              929
Service fee -- Class Y                                                                                                   32
Administrative services fees and expenses                                                                           161,929
Compensation of board members                                                                                         5,148
Printing and postage                                                                                                 86,331
Registration fees                                                                                                    31,420
Audit fees                                                                                                            4,500
Other                                                                                                                 9,606
                                                                                                                      -----
Total expenses                                                                                                    4,401,007
   Earnings credits on cash balances (Note 2)                                                                        (5,846)
                                                                                                                     ------
Total net expenses                                                                                                4,395,161
                                                                                                                  ---------
Investment income (loss) -- net                                                                                   6,599,651
                                                                                                                  ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                         10,947,650
   Foreign currency transactions                                                                                  1,759,696
   Futures contracts                                                                                                 75,380
                                                                                                                     ------
Net realized gain (loss) on investments                                                                          12,782,726
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            (3,311,274)
                                                                                                                 ----------
Net gain (loss) on investments and foreign currencies                                                             9,471,452
                                                                                                                  ---------
Net increase (decrease) in net assets resulting from operations                                                 $16,071,103
                                                                                                                ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
29   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Global Bond Fund
                                                                                    April 30, 2005              Oct. 31, 2004
                                                                                   Six months ended              Year ended
                                                                                      (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                      $  6,599,651             $  13,433,467
Net realized gain (loss) on investments                                                12,782,726                16,434,312
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  (3,311,274)               24,395,700
                                                                                       ----------                ----------
Net increase (decrease) in net assets resulting from operations                        16,071,103                54,263,479
                                                                                       ----------                ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                         (15,166,554)              (13,588,587)
      Class B                                                                          (5,065,561)               (4,397,000)
      Class C                                                                            (162,875)                 (141,492)
      Class I                                                                          (1,291,138)                 (208,980)
      Class Y                                                                              (2,812)                   (2,872)
                                                                                           ------                    ------
Total distributions                                                                   (21,688,940)              (18,338,931)
                                                                                      -----------               -----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                             42,723,922                90,482,357
   Class B shares                                                                      21,489,529                34,513,320
   Class C shares                                                                         660,587                 1,609,678
   Class I shares                                                                      29,031,812                22,849,823
   Class Y shares                                                                          15,933                    13,380
Reinvestment of distributions at net asset value
   Class A shares                                                                      14,092,995                12,568,801
   Class B shares                                                                       4,726,617                 4,090,856
   Class C shares                                                                         143,387                   124,689
   Class I shares                                                                       1,290,716                   208,773
   Class Y shares                                                                           2,812                     2,872
Payments for redemptions
   Class A shares                                                                     (56,447,283)             (119,978,418)
   Class B shares (Note 2)                                                            (21,863,958)              (63,787,048)
   Class C shares (Note 2)                                                               (880,504)               (2,223,406)
   Class I shares                                                                      (1,198,772)                  (97,951)
   Class Y shares                                                                         (32,119)                   (7,940)
                                                                                          -------                    ------
Increase (decrease) in net assets from capital share transactions                      33,755,674               (19,630,214)
                                                                                       ----------               -----------
Total increase (decrease) in net assets                                                28,137,837                16,294,334
Net assets at beginning of period                                                     559,375,076               543,080,742
                                                                                      -----------               -----------
Net assets at end of period                                                          $587,512,913             $ 559,375,076
                                                                                     ============             =============
Undistributed (excess of distributions over) net investment income                   $   (944,294)            $  14,144,995
                                                                                     ------------             -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
30   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Global Bond Fund

(Unaudited as to April 30, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified open-end management investment company. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charges and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At April 30, 2005, AEFC and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 8.98% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in World Income Portfolio

The Fund invests all of its assets in the World Income Portfolio (the Portfolio), a series of World Trust, an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in debt obligations of U.S. and foreign issuers.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund at April 30, 2005 was 99.97%.

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted

--------------------------------------------------------------------------------
31   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT
by the Board of Trustees of the portfolios, AEFC utilizes Fair Value Pricing
(FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

--------------------------------------------------------------------------------
32   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.04% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $20.50

o  Class B $21.50

o  Class C $21.00

o  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $391,271 for Class A, $64,725 for Class B and $355 for Class C for the six months ended April 30, 2005.

During the six months ended April 30, 2005, the Fund's transfer agency fees were reduced by $5,846 as a result of earnings credits from overnight cash balances.

--------------------------------------------------------------------------------
33   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                                 Six months ended April 30, 2005
                                              Class A         Class B      Class C       Class I       Class Y
Sold                                        6,072,921       3,053,510       94,368     4,144,768         2,236
Issued for reinvested distributions         2,011,617         673,746       20,525       184,366           400
Redeemed                                   (8,036,130)     (3,115,741)    (125,650)     (168,371)       (4,562)
                                           ----------      ----------     --------      --------        ------
Net increase (decrease)                        48,408         611,515      (10,757)    4,160,763        (1,926)
                                               ------         -------      -------     ---------        ------

                                                                    Year ended Oct. 31, 2004
                                              Class A         Class B      Class C      Class I*       Class Y
Sold                                       13,443,824       5,113,276      239,474     3,398,078         2,007
Issued for reinvested distributions         1,868,388         607,744       18,597        31,012           426
Redeemed                                  (17,795,771)     (9,514,367)    (331,347)      (14,576)       (1,156)
                                          -----------      ----------     --------       -------        ------
Net increase (decrease)                    (2,483,559)     (3,793,347)     (73,276)    3,414,514         1,277
                                           ----------      ----------      -------     ---------         -----

* Inception date was March 4, 2004.

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2005.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $11,113,313 at Oct. 31, 2004, that if not offset by capital gains will expire in 2010. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
34   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2005(f)      2004        2003        2002      2001
Net asset value, beginning of period                                     $7.02        $6.57       $6.00       $5.81     $5.39
                                                                         -----        -----       -----       -----     -----
Income from investment operations:
Net investment income (loss)                                               .09          .17         .18         .19       .27
Net gains (losses) (both realized and unrealized)                          .12          .52         .60         .17       .30
                                                                         -----        -----       -----       -----     -----
Total from investment operations                                           .21          .69         .78         .36       .57
                                                                         -----        -----       -----       -----     -----
Less distributions:
Dividends from net investment income                                      (.28)        (.24)       (.21)       (.17)     (.15)
                                                                         -----        -----       -----       -----     -----
Net asset value, end of period                                           $6.95        $7.02       $6.57       $6.00     $5.81
                                                                         -----        -----       -----       -----     -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $385         $389        $380        $348      $355
Ratio of expenses to average daily net assets(b)                         1.36%(c)     1.34%       1.36%       1.34%     1.32%
Ratio of net investment income (loss) to average daily net assets        2.46%(c)     2.66%       2.73%       3.12%     4.75%
Portfolio turnover rate (excluding short-term securities)                  43%          92%        117%         51%       24%
Total return(d)                                                          2.92%(e)    10.70%      13.25%       6.24%    10.83%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
35   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2005(f)      2004        2003        2002      2001
Net asset value, beginning of period                                     $7.02        $6.57       $5.99       $5.79     $5.38
                                                                         -----        -----       -----       -----     -----
Income from investment operations:
Net investment income (loss)                                               .06          .14         .12         .13       .21
Net gains (losses) (both realized and unrealized)                          .12          .50         .62         .19       .31
                                                                         -----        -----       -----       -----     -----
Total from investment operations                                           .18          .64         .74         .32       .52
                                                                         -----        -----       -----       -----     -----
Less distributions:
Dividends from net investment income                                      (.25)        (.19)       (.16)       (.12)     (.11)
                                                                         -----        -----       -----       -----     -----
Net asset value, end of period                                           $6.95        $7.02       $6.57       $5.99     $5.79
                                                                         -----        -----       -----       -----     -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $145         $142        $158        $152      $145
Ratio of expenses to average daily net assets(b)                         2.12%(c)     2.10%       2.12%       2.10%     2.09%
Ratio of net investment income (loss) to average daily net assets        1.70%(c)     1.90%       1.97%       2.36%     3.99%
Portfolio turnover rate (excluding short-term securities)                  43%          92%        117%         51%       24%
Total return(d)                                                          2.52%(e)     9.83%      12.39%       5.59%     9.73%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
36   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2005(f)      2004        2003        2002      2001
Net asset value, beginning of period                                     $6.99        $6.55       $5.98       $5.79     $5.38
                                                                         -----        -----       -----       -----     -----
Income from investment operations:
Net investment income (loss)                                               .06          .14         .13         .14       .21
Net gains (losses) (both realized and unrealized)                          .13          .49         .60         .18       .31
                                                                         -----        -----       -----       -----     -----
Total from investment operations                                           .19          .63         .73         .32       .52
                                                                         -----        -----       -----       -----     -----
Less distributions:
Dividends from net investment income                                      (.25)        (.19)       (.16)       (.13)     (.11)
                                                                         -----        -----       -----       -----     -----
Net asset value, end of period                                           $6.93        $6.99       $6.55       $5.98     $5.79
                                                                         -----        -----       -----       -----     -----
Ratios/supplemental data
Net assets, end of period (in millions)                                     $5           $5          $5          $3        $1
Ratio of expenses to average daily net assets(b)                         2.13%(c)     2.09%       2.14%       2.10%     2.09%
Ratio of net investment income (loss) to average daily net assets        1.69%(c)     1.91%       1.89%       2.29%     3.84%
Portfolio turnover rate (excluding short-term securities)                  43%          92%        117%         51%       24%
Total return(d)                                                          2.66%(e)     9.72%      12.41%       5.51%     9.84%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
37   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2005(g)      2004(b)
Net asset value, beginning of period                                     $7.03        $6.77
                                                                         -----        -----
Income from investment operations:
Net investment income (loss)                                               .10          .16
Net gains (losses) (both realized and unrealized)                          .13          .24
                                                                         -----        -----
Total from investment operations                                           .23          .40
                                                                         -----        -----
Less distributions:
Dividends from net investment income                                      (.29)        (.14)
                                                                         -----        -----
Net asset value, end of period                                           $6.97        $7.03
                                                                         -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $53          $24
Ratio of expenses to average daily net assets(c)                          .91%(d)      .89%(d)
Ratio of net investment income (loss) to average daily net assets        2.94%(d)     3.07%(d)
Portfolio turnover rate (excluding short-term securities)                  43%          92%
Total return(e)                                                          3.30%(f)     6.06%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
38   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2005(f)      2004        2003        2002      2001
Net asset value, beginning of period                                     $7.04        $6.59       $6.01       $5.80     $5.40
                                                                         -----        -----       -----       -----     -----
Income from investment operations:
Net investment income (loss)                                               .09          .18         .19         .20       .29
Net gains (losses) (both realized and unrealized)                          .12          .52         .61         .19       .27
                                                                         -----        -----       -----       -----     -----
Total from investment operations                                           .21          .70         .80         .39       .56
                                                                         -----        -----       -----       -----     -----
Less distributions:
Dividends from net investment income                                      (.28)        (.25)       (.22)       (.18)     (.16)
                                                                         -----        -----       -----       -----     -----
Net asset value, end of period                                           $6.97        $7.04       $6.59       $6.01     $5.80
                                                                         -----        -----       -----       -----     -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--          $--         $--         $--       $--
Ratio of expenses to average daily net assets(b)                         1.18%(c)     1.17%       1.18%       1.17%     1.16%
Ratio of net investment income (loss) to average daily net assets        2.63%(c)     2.83%       2.69%       3.29%     4.90%
Portfolio turnover rate (excluding short-term securities)                  43%          92%        117%         51%       24%
Total return(d)                                                          3.00%(e)    10.86%      13.54%       6.72%    10.71%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
39   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended April 30, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
40   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

                                                          Beginning          Ending          Expenses         Annualized
                                                        account value     account value    paid during          expense
                                                        Nov. 1, 2004     April 30, 2005    the period(a)         ratio
Class A
     Actual(b)                                             $1,000           $1,029.20         $ 6.88             1.36%
     Hypothetical (5% return before expenses)              $1,000           $1,018.15         $ 6.84             1.36%
Class B
     Actual(b)                                             $1,000           $1,025.20         $10.70             2.12%
     Hypothetical (5% return before expenses)              $1,000           $1,014.36         $10.65             2.12%
Class C
     Actual(b)                                             $1,000           $1,026.60         $10.76             2.13%
     Hypothetical (5% return before expenses)              $1,000           $1,014.31         $10.70             2.13%
Class I
     Actual(b)                                             $1,000           $1,033.00         $ 4.61             .91%
     Hypothetical (5% return before expenses)              $1,000           $1,020.39         $ 4.58             .91%
Class Y
     Actual(b)                                             $1,000           $1,030.00         $ 5.97             1.18%
     Hypothetical (5% return before expenses)              $1,000           $1,019.05         $ 5.94             1.18%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended April 30, 2005: +2.92% for Class A, +2.52% for Class B, +2.66% for Class C, +3.30% for Class I and +3.00% for Class Y.

--------------------------------------------------------------------------------
41   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

Approval of Investment Management Services Agreement

American Express Financial Corporation (AEFC), a wholly-owned subsidiary of American Express Company, serves as the investment manager to the Fund. Under an Investment Management Services Agreement (the Agreement), AEFC provides investment advice and other services to the Fund. Throughout the year, the Funds' Board of Directors and the Board's Investment Review Committee monitor these services.

Each year the Board determines whether to continue the Agreement by evaluating the quality and level of service received and the costs associated with those services. AEFC prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations to assist the Board in making this determination. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Agreement.

On February 1, 2005, American Express Company announced its intention to pursue a spin-off of AEFC by distributing shares of the common stock of AEFC to shareholders of American Express Company. At a meeting held in person on April 14, 2005, the Board, including a majority of the independent members, approved the continuation of the Agreement for an interim period, not to exceed one year, ending on the later of (i) the effective date of the spin-off or (ii) the approval by the Fund's shareholders of a new investment management services agreement with AEFC (the Interim Period). The spin-off will not result in an "assignment" of the Agreement under the Investment Company Act of 1940 and, therefore, will not cause the termination of the Agreement according to its terms. In connection with the spin-off AEFC has proposed that going forward, services under the Agreement be provided by an affiliate, RiverSource Investments, LLC (RiverSource). Independent counsel advised the Board that it would be prudent, in connection with the spin-off, to consider a new agreement with RiverSource and to seek shareholder approval of that agreement as soon as practical thereafter.

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that over time the Fund's investment performance should be above the median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004 exceeded the median.

The Board noted that, in addition to portfolio management and investment research, AEFC provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and AEFC's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

--------------------------------------------------------------------------------
42   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

The Board also evaluated the price paid for the services provided by AEFC, noting the existence of a pricing philosophy, established by the Board and AEFC, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisors. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and data showing the Fund's contribution to AEFC's profitability. The Board determined that while the Fund's expenses are relatively high for its comparison group, the Fund's strong performance justified higher expenses and a fee waiver will be added to reduce expenses the Fund will pay during the Interim Period.

The Board considered the economies of scale that might be realized by AEFC as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contract Committee's discussion comparing the fees AEFC charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund, like the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by AEFC and its affiliates from its relationship with the Fund. The Board took into account the services acquired by AEFC through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that AEFC's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit AEFC to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to AEFC under the Agreement were fair and reasonable and determined to approve renewal of the Agreement for the Interim Period.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
43   ---   AXP GLOBAL BOND FUND   ---   2005 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
  Global
      Technology
          Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  April 30, 2005

AXP Global Technology Fund seeks to provide shareholders with long-term capital growth.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                                             3

Performance Summary                                       4

Questions & Answers with Portfolio Management             6

Investments in Securities                                11

Financial Statements (Portfolio)                         13

Notes to Financial Statements (Portfolio)                16

Financial Statements (Fund)                              20

Notes to Financial Statements (Fund)                     23

Fund Expenses Example                                    32

Approval of Investment Management Services Agreement     34

Proxy Voting                                             35

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company, the parent company of the Fund's investment manager, American Express Financial Corporation (AEFC), announced plans to pursue a spin-off of 100% of the common stock of AEFC to shareholders of American Express Company. The transaction, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company. Upon completion of the transaction AEFC will be a publicly traded company separate from American Express Company. The current agreements between the Fund and AEFC and its affiliates will remain in place. No changes in operations or personnel, including the portfolio manager or managers of the Fund, are anticipated.

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP GLOBAL TECHNOLOGY FUND   --   2005 SEMIANNUAL REPORT

Fund Snapshot
        AT APRIL 30, 2005

PORTFOLIO MANAGER

Portfolio manager                         Since       Years in industry
Nina Hughes                               6/02                6

FUND OBJECTIVE

For investors seeking long-term capital growth.

Inception dates by class
A: 11/13/96    B: 11/13/96     C: 6/26/00   I: 7/15/04     Y: 11/13/96

Ticker symbols by class
A: AXIAX       B: INVBX        C: AXICX     I: --          Y: --

Total net assets                                         $172.5 million

Number of holdings                                                   69

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
                 X    LARGE
                 X    MEDIUM   SIZE
                 X    SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Electronics 31.0%
Computer software & services 24.9%
Computer hardware 15.8%
Telecom equipment & services 10.9%
Media 5.7%
Short-term securities* 5.5%
Utilities -- telephone 2.9%
Leisure time & entertainment 1.4%
Retail -- general 1.1%
Cable 0.8%

* Of the 5.5%,1.4% is due to security lending activity and 4.1% is the Portfolio's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Dell (Computer hardware)                                           5.6%
Cisco Systems (Computer hardware)                                  4.9
Intel (Electronics)                                                3.8
Samsung Electronics (Electronics)                                  3.7
Texas Instruments (Electronics)                                    3.4
Yahoo! (Media)                                                     3.2
Broadcom Cl A (Electronics)                                        3.2
Nokia ADR (Telecom equipment & services)                           3.1
EMC (Computer hardware)                                            3.1
Corning (Telecom equipment & services)                             2.9

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

There are special risk considerations associated with international investing related to market currency, economic, political and other factors. This Fund is subject to greater volatility than a more broadly invested fund because it is invested in a specific sector.

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole. Stocks of small- and medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also may have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP GLOBAL TECHNOLOGY FUND   --   2005 SEMIANNUAL REPORT

Performance Summary

(bar chart)
                             PERFORMANCE COMPARISON
                     For the six-month period ended April 30, 2005

                  -4.37%                -5.56%              -3.52%

-4.37% = AXP Global Technology Fund Class A (excluding sales charge) -5.56% = GSTI(R) Composite Index(1) (unmanaged)
-3.52% = Lipper Science and Technology Funds Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

(1) The Goldman Sachs Technology Index(R) Composite Index (GSTI(R) Composite Index), an unmanaged index published by Goldman Sachs, is a market capitalization-weighted index of over 200 stocks designed to measure the performance of companies in the technology sector.

(2) The Lipper Science and Technology Funds Index includes the 30 largest science and technology funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP GLOBAL TECHNOLOGY FUND   --   2005 SEMIANNUAL REPORT

Performance Summary

AVERAGE ANNUAL TOTAL RETURNS

                                    Class A                 Class B                    Class C             Class I     Class Y
(Inception dates)                 (11/13/96)              (11/13/96)                  (6/26/00)           (7/15/04)  (11/13/96)
                                                                  After                     After
                              NAV(1)    POP(2)          NAV(1)   CDSC(3)          NAV(1)    CDSC(4)        NAV(5)      NAV(6)
at April 30, 2005
6 months*                     -4.37%    -9.89%          -4.38%    -8.20%          -4.35%     -5.30%        -3.83%      -3.83%
1 year                        +1.16%    -4.68%          +0.00%    -4.00%          +0.65%     +0.65%          N/A       +1.73%
3 years                       +5.51%    +3.44%          +4.78%    +3.86%          +5.01%     +5.01%          N/A       +5.95%
5 years                      -20.21%   -21.15%         -20.86%   -21.02%            N/A        N/A           N/A      -20.06%
Since inception               +2.66%    +1.95%          +1.85%    +1.85%         -21.74%    -21.74%        +3.53%*     +2.73%

at March 31, 2005
6 months*                     +8.33%    +2.13%          +7.43%    +3.43%          +7.43%     +6.43%        +8.28%      +7.69%
1 year                        -3.19%    -8.77%          -4.22%    -8.05%          -4.79%     -4.79%          N/A       -3.70%
3 years                       +2.30%    +0.29%          +1.51%    +0.53%          +1.51%     +1.51%          N/A       +2.50%
5 years                      -21.77%   -22.69%         -22.43%   -22.47%            N/A        N/A           N/A      -21.77%
Since inception               +3.17%    +2.45%          +2.34%    +2.34%         -21.55%    -21.55%        +7.65%*     +3.17%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

* Not annualized.

--------------------------------------------------------------------------------
5   --   AXP GLOBAL TECHNOLOGY FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Below, portfolio manager Nina Hughes discusses the Fund's results and positioning for the semiannual period.

Q: How did AXP Global Technology Fund perform for the six months ended April 30, 2005?

A: AXP Global Technology Fund's Class A shares fell 4.37% (excluding sales charge) for the six months ended April 30, 2005. This outpaced the Fund's benchmark, the unmanaged Goldman Sachs Technology Index(R) Composite Index (GSTI(R) Composite Index), which decreased 5.56%. However, the Fund underperformed the Lipper Science and Technology Funds Index, representing the Fund's peer group, which fell 3.52% over the same period.

Q: What factors most significantly affected performance during the semiannual period?

A: The technology sector was one of the key beneficiaries of the equity market rally during the fourth calendar quarter of 2004, but the sector faced several macroeconomic and market headwinds in the first four months of 2005 that resulted in negative absolute returns across the board for the semiannual period. First, technology stocks historically do not do well in a period of rising gold and oil prices, as concerns about the effects of record-setting commodity prices on consumer spending come to the forefront and tend to make investors more risk averse. Second, the combination of weaker-than-expected consumer spending during the December 2004 holiday season and a somewhat slower-than-anticipated pickup in corporate spending led to negative earnings guidance by several of the leading technology companies, especially in the semiconductor industry. Third, the lunar new year celebrated in Asia came later than usual in 2005, thus diminishing the seasonal uptick in demand ordinarily experienced in the fourth calendar quarter. Indeed, the sector's weak semiannual results had little to do with fundamental data from individual technology companies.

    On a relative basis, the Fund's stock selection in the hardware and semiconductor industries detracted from performance. These industries also performed poorly on an absolute basis. However, stock selection in the software and Internet industries boosted the Fund's relative results, especially in the Internet area, which underperformed the GSTI(R) Composite Index on an absolute basis.

--------------------------------------------------------------------------------
6   --   AXP GLOBAL TECHNOLOGY FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> During the period, we reduced the Fund's exposure to software and computer services companies, primarily because we saw more compelling valuations elsewhere. (end callout quote)

    The Fund's biggest individual stock contributor to performance for the semiannual period on both an absolute and relative basis was mid-capitalization software company Macromedia. Macromedia provides web publishing, multimedia solutions and web conferencing for enterprises and individual consumers. The company benefited during the period from enthusiastic anticipation about its new product cycle, including FlashPlayer for cell phones, from effective execution of its new product launches and from steady maintenance of its existing product line. During the period, Macromedia was acquired by Adobe Software at a premium. We reduced the Fund's sizable position in Macromedia by about half, as its share price appreciated upon the news of the acquisition. Still, we maintain the holding, as we believe the price on Adobe shares has become compelling as its share price declined after it announced the acquisition.

    Another strong performer for the Fund on an absolute and relative basis was large-capitalization company Corning, which among other products, is one of the world's leading glass substrate makers. Sirius Satellite Radio was also a strong performer for the Fund on an absolute and relative basis during the semiannual period. This mid-capitalization stock saw its share price rise on positive subscriber growth and a new chief executive officer who brought in several popular on-air radio personalities, including Howard Stern and Martha Stewart. Given the publicity this company received during the period, we felt the stock got ahead of itself, and we sold the Fund's position in Sirius at a profit.

    Of course, there were disappointments as well. Small-capitalization semiconductor equipment company Credence Systems fell along with the semiconductor

--------------------------------------------------------------------------------
7   --   AXP GLOBAL TECHNOLOGY FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

    industry as a whole. Small-cap companies were hit particularly hard, as investors who stayed within the industry fled for quality. We continued to hold shares of Credence Systems, as we believe the company is better positioned for the next cycle than it had been previously. Also, we believe Credence Systems' currently distressed valuation, strong technology and gain in market share with customers such as Intel make it an attractive acquisition candidate.

    Another holding that detracted from the Fund's absolute and relative results was Gateway, the mid-capitalization hardware manufacturer in the personal computer area. We had purchased Gateway based on its restructuring plans and its plans to gain market share, which would potentially offer strong top-line and bottom-line growth. However, the company did not execute its plans well. The company also struggled against macroeconomic worries about consumer spending. We sold the Fund's position in Gateway during the period. This proved to be a prudent move, as the stock declined further after our sale date.

    Large-capitalization software security firm Symantec also detracted from the Fund's semiannual performance. We bought Symantec during the period at an attractive valuation following the stock's decline upon the news of its acquisition by VERITAS. However, its share price subsequently fell further as the merger had yet to be finalized at the end of the period, compounded by a news release about a potentially competing antivirus product being issued by Microsoft. We continue to hold this stock, as we believe Symantec will rebound from what we believe is temporary headline risk rather than any change in the company's strong fundamentals.

Q:  What changes did you make to the Fund and how is it currently positioned?

A: During the period, we reduced the Fund's exposure to software and computer services companies, primarily because we saw more compelling valuations elsewhere. Indeed, we believe we found several stock specific opportunities and attractive valuations in semiconductors and computer hardware and added to the Fund's positions in both of these industries toward the end of the period.

--------------------------------------------------------------------------------
8   --   AXP GLOBAL TECHNOLOGY FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

    We thought the negative attitude toward these areas was overdone and that semiconductors and hardware companies should benefit in the coming months from slow but steady growth in the economy. Furthermore in the particularly hard-hit semiconductor area, inventory levels that were an issue last year generally appear to be resolving themselves, and the group has the potential to benefit from pricing stability and new technology initiatives, such as high definition TVs, multimedia and wireless components. We also added to the Fund's holdings in the wireless area within the telecommunications service sector, primarily through an increased position in Nokia.

    Within the Internet industry, we made some changes. We eliminated the Fund's position in eBay, taking profits. We also added to an existing position in Yahoo and established a position in Google upon positive news flow from these larger companies.

    Overall, we added to the Fund's exposure to large-capitalization stocks at the expense of small- and mid-capitalization stocks. We believe larger-cap technology stocks generally have more compelling valuations currently and may well outperform going forward should the risk-averse sentiment seen in March and April 2005 become even more pronounced in the months ahead as anticipated. Throughout the semiannual period, we sought growth stocks with reasonable valuations using traditional fundamental analysis.

    As of April 30, 2005, the Fund held significant positions in semiconductors, computer hardware and telecommunications services and equipment relative to the GSTI(R) Composite Index and more modest positions in computer software and computer services. The Fund held relatively neutral positions to the GSTI(R) Composite Index in the Internet and networking industries. Our flexibility to move between the technology subsectors and avoid others completely if conditions warrant can provide a potential competitive advantage over our peers.

--------------------------------------------------------------------------------
9   --   AXP GLOBAL TECHNOLOGY FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

Q:  How do you intend to manage the Fund in the coming months?

A: We believe the technology sector could rebound somewhat in the months ahead from the headwinds it faced for much of the semiannual period. While there are still macroeconomic concerns in play, such as persistently high oil prices and rising interest rates, we believe the U.S. economy should continue to grow steadily even if at a slower pace than in 2004. Indeed, preliminary estimates put first quarter 2005 gross domestic product at an annualized rate of 3.1%. Although slower than the annualized rate of 3.8% in the fourth quarter of 2004, it remains a healthy picture overall. Also, we now believe we are reaching compelling valuations in technology stocks. We have not seen such attractive valuations for a long time, with several large-cap technology stocks currently trading at a discount to the S&P 500 Index.* Another positive is that technology companies are generally lean from cost-cutting measures undertaken. Thus, when conditions do improve, we should see significant earnings leverage. Finally, investor sentiment has not been this negative nor has the appetite for risk been this low for a while. Therefore, we believe that by the end of the year, if not before, the market may get to a point where there will be opportunities to become a bit more aggressive and take on a bit more risk.

    In this environment, we believe effective stock picking based on value and growth potential will continue to be key. We remain focused on seeking those individual technology companies with the best fundamental prospects at the most reasonable prices.

* Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or fees.

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10   --   AXP GLOBAL TECHNOLOGY FUND   --   2005 SEMIANNUAL REPORT

Investments in Securities

World Technologies Portfolio

April 30, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (95.7%)
Issuer                                        Shares                  Value(a)

Cable (0.8%)
Comcast Cl A                                   41,900(b)            $1,345,409

Computer hardware (16.0%)
Cisco Systems                                 491,000(b)             8,484,480
Dell                                          280,522(b)             9,770,581
EMC                                           414,175(b)             5,433,976
Hewlett-Packard                                86,400                1,768,608
Sun Microsystems                              617,500(b)             2,241,525
Total                                                               27,699,170

Computer software & services (25.1%)
Accenture Cl A                                 97,877(b,c)           2,123,931
Affiliated Computer
  Services Cl A                                42,800(b)             2,040,276
Blue Coat Systems                               8,450(b)               121,680
Business Objects ADR                           23,028(b,c,d)           594,353
Cognizant Technology
  Solutions Cl A                               70,885(b)             2,977,879
Electronic Arts                                26,265(b)             1,402,288
Google Cl A                                    11,950(b)             2,629,000
i2 Technologies                               112,800(b)               885,480
Juniper Networks                              143,375(b)             3,238,841
Macromedia                                     93,100(b)             3,687,690
MatrixOne                                     285,100(b)             1,217,377
Mercury Interactive                            30,850(b)             1,275,031
Microsoft                                     113,700                2,876,610
Ness Technologies                             169,700(b,c)           1,815,790
Open Solutions                                 64,100(b)             1,198,670
OPNET Technologies                            100,000(b)               779,000
Oracle                                        272,300(b)             3,147,788
Paychex                                        93,500                2,861,100
Satyam Computer Services ADR                   46,200(c,d)             990,990
Symantec                                      175,400(b)             3,294,012
Telvent GIT                                    60,000(b,c)             525,000
TIBCO Software                                298,850(b)             2,133,789
VERITAS Software                               78,200(b)             1,610,138
Total                                                               43,426,713

Common stocks (continued)
Issuer                                        Shares                  Value(a)

Electronics (31.4%)
Amkor Technology                              208,200(b)              $672,486
Analog Devices                                 89,900                3,066,489
ASML Holding                                  116,500(b,c)           1,688,085
Broadcom Cl A                                 185,800(b)             5,557,278
Credence Systems                              419,000(b)             2,635,510
Cypress Semiconductor                         204,100(b)             2,447,159
Flextronics Intl                               61,400(b,c)             684,610
Freescale Semiconductor Cl A                   94,468(b)             1,768,441
Genesis Microchip                             191,200(b)             2,736,072
Intel                                         286,000                6,726,719
Marvell Technology Group                       70,700(b,c)           2,367,036
Maxim Integrated Products                      91,200                3,410,880
MEMC Electronic Materials                      11,900(b)               139,587
Microchip Technology                           51,450                1,465,296
Samsung Electronics                            14,150(c)             6,472,283
Semtech                                        96,500(b)             1,629,885
Spatialight                                   205,225(b,d)             927,617
Taiwan Semiconductor Mfg ADR                  214,800(c)             1,849,428
Texas Instruments                             237,000                5,915,520
Xilinx                                         73,700                1,985,478
Total                                                               54,145,859

Leisure time & entertainment (1.5%)
Gemstar-TV Guide Intl                         672,000(b)             2,587,200

Media (5.8%)
iVillage                                      405,350(b)             2,655,043
XM Satellite Radio
  Holdings Cl A                                59,100(b)             1,639,434
Yahoo!                                        164,000(b)             5,659,640
Total                                                                9,954,117

Retail -- general (1.1%)
Circuit City Stores                           117,550                1,857,290

Telecom equipment & services (11.1%)
Corning                                       365,900(b)             5,031,125
Harmonic                                        6,800(b)                37,468
JDS Uniphase                                  588,000(b)               870,240
Motorola                                      160,500                2,462,070
Nokia ADR                                     341,300(c)             5,453,974

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
11   --   AXP GLOBAL TECHNOLOGY FUND   --   2005 SEMIANNUAL REPORT

Issuer                                        Shares                  Value(a)

Telecom equipment & services (cont.)
Qwest Communications Intl                     251,100(b)              $858,762
Vodafone Group ADR                            167,500(c)             4,378,450
Total                                                               19,092,089

Utilities -- telephone (2.9%)
MCI                                            49,600                1,315,888
Sprint                                        168,850                3,758,601
Total                                                                5,074,489

Total common stocks
(Cost: $169,517,428)                                              $165,182,336

Other (--%)
Issuer                                        Shares                  Value(a)

UBI Soft Entertainment
  Warrants                                      5,712(b)               $25,577

Total other
(Cost: $19,674)                                                        $25,577

Short-term securities (5.5%)(e)
Issuer                 Effective              Amount                  Value(a)
                         yield              payable at
                                             maturity

U.S. government agencies (4.2%)
Federal Home Loan Bank Disc Nt
  05-18-05                2.81%            $1,800,000               $1,797,330
Federal Home Loan Mtge Corp Disc Nts
  06-13-05                2.79              3,000,000                2,989,562
  06-15-05                2.70              1,400,000                1,395,082
Federal Natl Mtge Assn Disc Nt
  06-06-05                2.74              1,100,000                1,096,825
Total                                                                7,278,799

Commercial paper (1.3%)
Falcon Asset Securitization
  05-02-05                2.96              2,300,000                2,299,433

Total short-term securities
(Cost: $9,578,216)                                                  $9,578,232

Total investments in securities
(Cost: $179,115,318)(f)                                           $174,786,145

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At April 30, 2005, the value of foreign securities represented 16.8% of net assets.

(d) At April 30, 2005, security was partially or fully on loan. See Note 4 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 1.4% of net assets. See Note 4 to the financial statements. 4.1% of net assets is the Portfolio's cash equivalent position.

(f) At April 30, 2005, the cost of securities for federal income tax purposes was approximately $179,115,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $ 12,215,000
      Unrealized depreciation                                      (16,544,000)
                                                                   -----------
      Net unrealized depreciation                                 $ (4,329,000)
                                                                  ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
12   --   AXP GLOBAL TECHNOLOGY FUND   --   2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
World Technologies Portfolio

April 30, 2005 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $179,115,318)                                $174,786,145
Cash in bank on demand deposit                                        121,995
Dividends and accrued interest receivable                              38,377
Receivable for investment securities sold                           5,804,706
                                                                    ---------
Total assets                                                      180,751,223
                                                                  -----------
Liabilities
Payable for investment securities purchased                         5,614,536
Payable upon return of securities loaned (Note 4)                   2,428,000
Accrued investment management services fee                              3,392
Other accrued expenses                                                 29,372
                                                                       ------
Total liabilities                                                   8,075,300
                                                                    ---------
Net assets                                                       $172,675,923
                                                                 ============
* Including securities on loan, at value (Note 4)                $  2,285,432
                                                                 ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP GLOBAL TECHNOLOGY FUND   --   2005 SEMIANNUAL REPORT

Statement of operations
World Technologies Portfolio

Six months ended April 30, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                     $    686,169
Interest                                                                            42,797
Fee income from securities lending (Note 4)                                         74,399
     Less foreign taxes withheld                                                   (35,431)
                                                                                   -------
Total income                                                                       767,934
                                                                                   -------
Expenses (Note 2):
Investment management services fee                                                 839,343
Compensation of board members                                                        5,148
Custodian fees                                                                      22,545
Audit fees                                                                          12,000
Other                                                                                3,600
                                                                                     -----
Total expenses                                                                     882,636
     Earnings credits on cash balances (Note 2)                                     (1,667)
                                                                                    ------
Total net expenses                                                                 880,969
                                                                                   -------
Investment income (loss) -- net                                                   (113,035)
                                                                                  --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions (Note 3)                                             13,022,201
     Foreign currency transactions                                                  12,410
                                                                                    ------
Net realized gain (loss) on investments                                         13,034,611
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies        (18,821,726)
                                                                               -----------
Net gain (loss) on investments and foreign currencies                           (5,787,115)
                                                                                ----------
Net increase (decrease) in net assets resulting from operations               $ (5,900,150)
                                                                              ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP GLOBAL TECHNOLOGY FUND   --   2005 SEMIANNUAL REPORT

Statements of changes in net assets
World Technologies Portfolio
                                                                              April 30, 2005            Oct. 31, 2004
                                                                             Six months ended            Year ended
                                                                                (Unaudited)
Operations
Investment income (loss) -- net                                               $   (113,035)            $ (1,343,295)
Net realized gain (loss) on investments                                         13,034,611               14,444,467
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies        (18,821,726)                  53,902
                                                                               -----------                   ------
Net increase (decrease) in net assets resulting from operations                 (5,900,150)              13,155,074
                                                                                ----------               ----------
Proceeds from contributions                                                        440,013                8,830,768
Fair value of withdrawals                                                      (31,766,190)             (26,055,794)
                                                                               -----------              -----------
Net contributions (withdrawals) from partners                                  (31,326,177)             (17,225,026)
                                                                               -----------              -----------
Total increase (decrease) in net assets                                        (37,226,327)              (4,069,952)
Net assets at beginning of period                                              209,902,250              213,972,202
                                                                               -----------              -----------
Net assets at end of period                                                   $172,675,923             $209,902,250
                                                                              ============             ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP GLOBAL TECHNOLOGY FUND   --   2005 SEMIANNUAL REPORT

Notes to Financial Statements

World Technologies Portfolio

(Unaudited as to April 30, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

World Technologies Portfolio (the Portfolio) is a series of World Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. The Portfolio invests in equity securities of companies in the information technology industry throughout the world. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which securities are normally traded. Pursuant to procedures adopted by the Board of Trustees of the portfolios, American Express Financial Corporation
(AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
16   --   AXP GLOBAL TECHNOLOGY FUND   --   2005 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
17   --   AXP GLOBAL TECHNOLOGY FUND   --   2005 SEMIANNUAL REPORT

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, certain of the Portfolio's contracts with its service providers contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets that declines from 0.72% to 0.595% annually as the Portfolio's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the AXP Global Technology Fund to the Lipper Science and Technology Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $113,203 for the six months ended April 30, 2005.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

--------------------------------------------------------------------------------
18   --   AXP GLOBAL TECHNOLOGY FUND   --   2005 SEMIANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

During the six months ended April 30, 2005, the Portfolio's custodian fees were reduced by $1,667 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $83,453,486 and $115,351,766, respectively, for the six months ended April 30, 2005. Realized gains and losses are determined on an identified cost basis.

4. LENDING OF PORTFOLIO SECURITIES

At April 30, 2005, securities valued at $2,285,432 were on loan to brokers. For collateral, the Portfolio received $2,428,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $74,399 for the six months ended April 30, 2005. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data:
Fiscal period ended Oct. 31,                                             2005(e)       2004      2003        2002      2001
Ratio of expenses to average daily net assets(a)                         .87%(b)       .87%      .84%        .77%      .75%
Ratio of net investment income (loss) to average daily net assets       (.11%)(b)     (.61%)    (.37%)      (.51%)    (.11%)
Portfolio turnover rate (excluding short-term securities)                 43%          349%      546%        391%      233%
Total return(c)                                                        (3.82%)(d)     6.91%    68.97%     (34.78%)  (69.21%)

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b)  Adjusted to an annual basis.

(c) Total return is based on a calculated Portfolio net asset value and does not reflect payment of a sales charge.

(d)  Not annualized.

(e)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
19   --   AXP GLOBAL TECHNOLOGY FUND   --   2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Global Technology Fund

April 30, 2005 (Unaudited)
Assets
Investment in Portfolio (Note 1)                                                                              $ 172,646,145
Capital shares receivable                                                                                             1,468
                                                                                                                      -----
Total assets                                                                                                    172,647,613
                                                                                                                -----------
Liabilities
Capital shares payable                                                                                               91,860
Accrued distribution fee                                                                                              2,248
Accrued service fee                                                                                                       1
Accrued transfer agency fee                                                                                           1,959
Accrued administrative services fee                                                                                     282
Other accrued expenses                                                                                               53,300
                                                                                                                     ------
Total liabilities                                                                                                   149,650
                                                                                                                    -------
Net assets applicable to outstanding capital stock                                                            $ 172,497,963
                                                                                                              =============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                      $   1,027,507
Additional paid-in capital                                                                                      575,842,426
Net operating loss                                                                                               (1,240,835)
Accumulated net realized gain (loss) (Note 5)                                                                  (398,802,823)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            (4,328,312)
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                      $ 172,497,963
                                                                                                              =============
Net assets applicable to outstanding shares:                Class A                                           $ 119,579,176
                                                            Class B                                           $  49,304,621
                                                            Class C                                           $   3,332,507
                                                            Class I                                           $      10,375
                                                            Class Y                                           $     271,284
Net asset value per share of outstanding capital stock:     Class A shares             68,250,423             $        1.75
                                                            Class B shares             32,171,398             $        1.53
                                                            Class C shares              2,168,709             $        1.54
                                                            Class I shares                  5,882             $        1.76
                                                            Class Y shares                154,298             $        1.76
                                                                                          -------             -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   --   AXP GLOBAL TECHNOLOGY FUND   --   2005 SEMIANNUAL REPORT

Statement of operations
AXP Global Technology Fund

Six months ended April 30, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                                                      $    686,062
Interest                                                                                                             42,791
Fee income from securities lending                                                                                   74,386
   Less foreign taxes withheld                                                                                      (35,425)
                                                                                                                    -------
Total income                                                                                                        767,814
                                                                                                                    -------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                                   880,834
Distribution fee
   Class A                                                                                                          174,852
   Class B                                                                                                          286,935
   Class C                                                                                                           19,069
Transfer agency fee                                                                                                 411,740
Incremental transfer agency fee
   Class A                                                                                                           30,983
   Class B                                                                                                           22,575
   Class C                                                                                                            1,161
Service fee -- Class Y                                                                                                  199
Administrative services fees and expenses                                                                            62,406
Compensation of board members                                                                                         4,756
Printing and postage                                                                                                 73,095
Registration fees                                                                                                    35,475
Audit fees                                                                                                            4,000
Other                                                                                                                 3,627
                                                                                                                      -----
Total expenses                                                                                                    2,011,707
   Earnings credits on cash balances (Note 2)                                                                        (3,058)
                                                                                                                     ------
Total net expenses                                                                                                2,008,649
                                                                                                                  ---------
Investment income (loss) -- net                                                                                  (1,240,835)
                                                                                                                 ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                         13,020,391
   Foreign currency transactions                                                                                     12,408
                                                                                                                     ------
Net realized gain (loss) on investments                                                                          13,032,799
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                           (18,818,790)
                                                                                                                -----------
Net gain (loss) on investments and foreign currencies                                                            (5,785,991)
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                $ (7,026,826)
                                                                                                               ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   --   AXP GLOBAL TECHNOLOGY FUND   --   2005 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Global Technology Fund
                                                                                      April 30, 2005             Oct. 31, 2004
                                                                                     Six months ended             Year ended
                                                                                        (Unaudited)
Operations
Investment income (loss) -- net                                                      $ (1,240,835)             $ (3,788,715)
Net realized gain (loss) on investments                                                13,032,799                14,442,457
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                 (18,818,790)                   53,737
                                                                                      -----------                    ------
Net increase (decrease) in net assets resulting from operations                        (7,026,826)               10,707,479
                                                                                       ----------                ----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                              6,810,002                32,538,914
   Class B shares                                                                       2,433,785                 8,831,756
   Class C shares                                                                         221,721                 1,113,196
   Class I shares                                                                              --                    10,000
   Class Y shares                                                                          95,759                   361,012
Payments for redemptions
   Class A shares                                                                     (28,630,285)              (39,802,082)
   Class B shares (Note 2)                                                            (10,271,598)              (16,473,859)
   Class C shares (Note 2)                                                               (693,992)               (1,305,583)
   Class I shares                                                                              --                        --
   Class Y shares                                                                        (226,877)                 (191,700)
                                                                                         --------                  --------
Increase (decrease) in net assets from capital share transactions                     (30,261,485)              (14,918,346)
                                                                                      -----------               -----------
Total increase (decrease) in net assets                                               (37,288,311)               (4,210,867)
Net assets at beginning of period                                                     209,786,274               213,997,141
                                                                                      -----------               -----------
Net assets at end of period                                                          $172,497,963              $209,786,274
                                                                                     ============              ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22   --   AXP GLOBAL TECHNOLOGY FUND   --   2005 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Global Technology Fund

(Unaudited as to April 30, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AXP Global Technology Fund (a series of AXP Global Series, Inc.) is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At April 30, 2005, AEFC owned 100% of Class I shares, which represents 0.01% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in World Technologies Portfolio

The Fund invests all of its assets in World Technologies Portfolio (the Portfolio), a series of World Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests in equity securities of companies in the information technology industry throughout the world.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund at April 30, 2005 was 99.98%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

--------------------------------------------------------------------------------
23   --   AXP GLOBAL TECHNOLOGY FUND   --   2005 SEMIANNUAL REPORT

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Trustees of the portfolios, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
24   --   AXP GLOBAL TECHNOLOGY FUND   --   2005 SEMIANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.035% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
25   --   AXP GLOBAL TECHNOLOGY FUND   --   2005 SEMIANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $136,920 for Class A, $52,817 for Class B and $293 for Class C for the six months ended April 30, 2005.

AEFC and its affiliates have agreed to waive certain fees and expenses until Oct 31, 2005. Under this agreement, net expenses will not exceed 1.82% for Class A, 2.59% for Class B, 2.59% for Class C, 1.13% for Class I and 1.63% for Class Y of the Fund's average daily net assets.

During the six months ended April 30, 2005, the Fund's transfer agency fees were reduced by $3,058 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                            Six months ended April 30, 2005
                                              Class A      Class B       Class C    Class I     Class Y
Sold                                        3,636,676    1,480,914       135,134         --      51,410
Issued for reinvested distributions                --           --            --         --          --
Redeemed                                  (15,339,131)  (6,300,221)     (423,984)        --    (122,545)
                                          -----------   ----------      --------      -----    --------
Net increase (decrease)                   (11,702,455)  (4,819,307)     (288,850)        --     (71,135)
                                          -----------   ----------      --------      -----     -------

                                                               Year ended Oct. 31, 2004
                                              Class A      Class B       Class C   Class I*     Class Y
Sold                                       18,015,801    5,496,488       686,163      5,882     199,393
Issued for reinvested distributions                --           --            --         --          --
Redeemed                                  (22,398,814) (10,688,097)     (844,370)        --    (106,886)
                                          -----------  -----------      --------      -----    --------
Net increase (decrease)                    (4,383,013)  (5,191,609)     (158,207)     5,882      92,507
                                           ----------   ----------      --------      -----      ------

* Inception date was July 15, 2004.

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2005.

--------------------------------------------------------------------------------
26   --   AXP GLOBAL TECHNOLOGY FUND   --   2005 SEMIANNUAL REPORT

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes the Fund had a capital loss carry-over of $407,294,569 at Oct. 31, 2004, that if not offset by capital gains will expire as follows:

                          2009                               2010
                      $325,995,342                        $81,299,227

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                             2005(f)    2004        2003         2002         2001
Net asset value, beginning of period                                    $1.83      $1.72       $1.03        $1.60       $ 5.26
                                                                        -----      -----       -----        -----       ------
Income from investment operations:
Net investment income (loss)                                             (.01)      (.03)       (.02)        (.03)        (.02)
Net gains (losses) (both realized and unrealized)                        (.07)       .14         .71         (.54)       (3.64)
                                                                        -----      -----       -----        -----       ------
Total from investment operations                                         (.08)       .11         .69         (.57)       (3.66)
                                                                        -----      -----       -----        -----       ------
Net asset value, end of period                                          $1.75      $1.83       $1.72        $1.03       $ 1.60
                                                                        -----      -----       -----        -----       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                  $120       $146        $145          $81         $146
Ratio of expenses to average daily net assets(b)                        1.76%(c)   1.74%       1.94%        1.91%        1.63%
Ratio of net investment income (loss) to average daily net assets       (.99%)(c) (1.48%)     (1.47%)      (1.65%)       (.99%)
Portfolio turnover rate (excluding short-term securities)                 43%       349%        546%         391%         233%
Total return(d)                                                        (4.37%)(e)  6.40%      66.99%      (35.62%)     (69.58%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
27   --   AXP GLOBAL TECHNOLOGY FUND   --   2005 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                             2005(f)    2004        2003         2002         2001
Net asset value, beginning of period                                    $1.60      $1.53        $.92        $1.44       $ 4.77
                                                                        -----      -----        ----        -----       ------
Income from investment operations:
Net investment income (loss)                                             (.02)      (.04)       (.03)        (.04)        (.04)
Net gains (losses) (both realized and unrealized)                        (.05)       .11         .64         (.48)       (3.29)
                                                                        -----      -----        ----        -----       ------
Total from investment operations                                         (.07)       .07         .61         (.52)       (3.33)
                                                                        -----      -----        ----        -----       ------
Net asset value, end of period                                          $1.53      $1.60       $1.53         $.92       $ 1.44
                                                                        -----      -----        ----        -----       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $49        $59         $64          $38          $67
Ratio of expenses to average daily net assets(b)                        2.54%(c)   2.52%       2.75%        2.71%        2.42%
Ratio of net investment income (loss) to average daily net assets      (1.78%)(c) (2.26%)     (2.27%)      (2.45%)      (1.78%)
Portfolio turnover rate (excluding short-term securities)                 43%       349%        546%         391%         233%
Total return(d)                                                        (4.38%)(e)  4.58%      66.30%      (36.11%)     (69.81%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
28   --   AXP GLOBAL TECHNOLOGY FUND   --   2005 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                             2005(f)    2004        2003         2002         2001
Net asset value, beginning of period                                    $1.61      $1.53        $.92        $1.44       $ 4.77
                                                                        -----      -----       -----        -----       ------
Income from investment operations:
Net investment income (loss)                                             (.02)      (.04)       (.03)        (.04)        (.04)
Net gains (losses) (both realized and unrealized)                        (.05)       .12         .64         (.48)       (3.29)
                                                                        -----      -----       -----        -----       ------
Total from investment operations                                         (.07)       .08         .61         (.52)       (3.33)
                                                                        -----      -----       -----        -----       ------
Net asset value, end of period                                          $1.54      $1.61       $1.53         $.92       $ 1.44
                                                                        -----      -----       -----        -----       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $3         $4          $4           $2           $4
Ratio of expenses to average daily net assets(b)                        2.52%(c)   2.49%       2.72%        2.69%        2.42%
Ratio of net investment income (loss) to average daily net assets      (1.76%)(c) (2.23%)     (2.26%)      (2.39%)      (1.84%)
Portfolio turnover rate (excluding short-term securities)                 43%       349%        546%         391%         233%
Total return(d)                                                        (4.35%)(e)  5.23%      66.30%      (36.11%)     (69.81%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
29   --   AXP GLOBAL TECHNOLOGY FUND   --   2005 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                             2005(g)    2004(b)
Net asset value, beginning of period                                    $1.83      $1.70
                                                                        -----      -----
Income from investment operations:
Net investment income (loss)                                             (.01)      (.02)
Net gains (losses) (both realized and unrealized)                        (.06)       .15
                                                                        -----      -----
Total from investment operations                                         (.07)       .13
                                                                        -----      -----
Net asset value, end of period                                          $1.76      $1.83
                                                                        -----      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $--        $--
Ratio of expenses to average daily net assets(c)                        1.09%(d)   1.03%(d)
Ratio of net investment income (loss) to average daily net assets       (.22%)(d)  (.73%)(d)
Portfolio turnover rate (excluding short-term securities)                 43%       349%
Total return(e)                                                        (3.83%)(f)  7.65%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was July 15, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
30   --   AXP GLOBAL TECHNOLOGY FUND   --   2005 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                             2005(f)    2004        2003         2002         2001
Net asset value, beginning of period                                    $1.83      $1.72       $1.03        $1.60       $ 5.25
                                                                        -----      -----       -----        -----       ------
Income from investment operations:
Net investment income (loss)                                             (.01)      (.02)       (.02)        (.03)        (.02)
Net gains (losses) (both realized and unrealized)                        (.06)       .13         .71         (.54)       (3.63)
                                                                        -----      -----       -----        -----       ------
Total from investment operations                                         (.07)       .11         .69         (.57)       (3.65)
                                                                        -----      -----       -----        -----       ------
Net asset value, end of period                                          $1.76      $1.83       $1.72        $1.03       $ 1.60
                                                                        -----      -----       -----        -----       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $--        $--         $--          $--          $--
Ratio of expenses to average daily net assets(b)                        1.57%(c)   1.55%       1.69%        1.72%        1.49%
Ratio of net investment income (loss) to average daily net assets       (.83%)(c) (1.28%)     (1.25%)      (1.61%)       (.89%)
Portfolio turnover rate (excluding short-term securities)                 43%       349%        546%         391%         233%
Total return(d)                                                        (3.83%)(e)  6.40%      66.99%      (35.63%)     (69.52%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
31   --   AXP GLOBAL TECHNOLOGY FUND   --   2005 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended April 30, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
32   --   AXP GLOBAL TECHNOLOGY FUND   --   2005 SEMIANNUAL REPORT

                                                          Beginning          Ending          Expenses
                                                        account value     account value     paid during       Annualized
                                                        Nov. 1, 2004     April 30, 2005    the period(a)     expense ratio
Class A
   Actual(b)                                               $1,000            $956.30           $8.58             1.76%
   Hypothetical (5% return before expenses)                $1,000          $1,016.16           $8.85             1.76%
Class B
   Actual(b)                                               $1,000            $956.20          $12.39             2.54%
   Hypothetical (5% return before expenses)                $1,000          $1,012.27          $12.74             2.54%
Class C
   Actual(b)                                               $1,000            $956.50          $12.29             2.52%
   Hypothetical (5% return before expenses)                $1,000          $1,012.37          $12.64             2.52%
Class I
   Actual(b)                                               $1,000            $961.70           $5.33             1.09%
   Hypothetical (5% return before expenses)                $1,000          $1,019.50           $5.49             1.09%
Class Y
   Actual(b)                                               $1,000            $961.70           $7.68             1.57%
   Hypothetical (5% return before expenses)                $1,000          $1,017.10           $7.90             1.57%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended April 30, 2005: -4.37% for Class A, -4.38% for Class B, -4.35% for Class C, -3.83% for Class I and -3.83% for Class Y.

--------------------------------------------------------------------------------
33   --   AXP GLOBAL TECHNOLOGY FUND   --   2005 SEMIANNUAL REPORT

Approval of Investment Management Services Agreement

American Express Financial Corporation (AEFC), a wholly-owned subsidiary of American Express Company, serves as the investment manager to the Fund. Under an Investment Management Services Agreement (the Agreement), AEFC provides investment advice and other services to the Fund. Throughout the year, the Funds' Board of Directors and the Board's Investment Review Committee monitor these services.

Each year the Board determines whether to continue the Agreement by evaluating the quality and level of service received and the costs associated with those services. AEFC prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations to assist the Board in making this determination. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Agreement.

On February 1, 2005, American Express Company announced its intention to pursue a spin-off of AEFC by distributing shares of the common stock of AEFC to shareholders of American Express Company. At a meeting held in person on April 14, 2005, the Board, including a majority of the independent members, approved the continuation of the Agreement for an interim period, not to exceed one year, ending on the later of (i) the effective date of the spin-off or (ii) the approval by the Fund's shareholders of a new investment management services agreement with AEFC (the Interim Period). The spin-off will not result in an "assignment" of the Agreement under the Investment Company Act of 1940 and, therefore, will not cause the termination of the Agreement according to its terms. In connection with the spin-off AEFC has proposed that going forward, services under the Agreement be provided by an affiliate, RiverSource Investments, LLC (RiverSource). Independent counsel advised the Board that it would be prudent, in connection with the spin-off, to consider a new agreement with RiverSource and to seek shareholder approval of that agreement as soon as practical thereafter.

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that over time the Fund's investment performance should be above the median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004 exceeded the median.

The Board noted that, in addition to portfolio management and investment research, AEFC provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and AEFC's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

--------------------------------------------------------------------------------
34   --   AXP GLOBAL TECHNOLOGY FUND   --   2005 SEMIANNUAL REPORT

The Board also evaluated the price paid for the services provided by AEFC, noting the existence of a pricing philosophy, established by the Board and AEFC, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisors. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and data showing the Fund's contribution to AEFC's profitability. The Board determined that the total expense ratio of the Fund is below the median of its comparison group.

The Board considered the economies of scale that might be realized by AEFC as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contract Committee's discussion comparing the fees AEFC charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund, like the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by AEFC and its affiliates from its relationship with the Fund. The Board took into account the services acquired by AEFC through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that AEFC's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit AEFC to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to AEFC under the Agreement were fair and reasonable and determined to approve renewal of the Agreement for the Interim Period.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
35   --   AXP GLOBAL TECHNOLOGY FUND   --   2005 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R) Threadneedle
  Emerging Markets
            Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  April 30, 2005

AXP Threadneedle Emerging Markets Fund seeks to provide shareholders with long-term capital growth.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                                             3

Performance Summary                                       4

Questions & Answers with Portfolio Management             6

Investments in Securities                                10

Financial Statements (Portfolio)                         14

Notes to Financial Statements (Portfolio)                17

Financial Statements (Fund)                              21

Notes to Financial Statements (Fund)                     24

Fund Expenses Example                                    33

Approval of Investment Management Services Agreement     35

Proxy Voting                                             37

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company, the parent company of the Fund's investment manager, American Express Financial Corporation (AEFC), announced plans to pursue a spin-off of 100% of the common stock of AEFC to shareholders of American Express Company. The transaction, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company. Upon completion of the transaction AEFC will be a publicly traded company separate from American Express Company. The current agreements between the Fund and AEFC and its affiliates will remain in place. No changes in operations or personnel, including the portfolio manager or managers of the Fund, are anticipated. The current subadvisory agreement will remain in place.

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2 -- AXP THREADNEEDLE EMERGING MARKETS FUND -- 2005 SEMIANNUAL REPORT

Fund Snapshot AT APRIL 30, 2005

PORTFOLIO MANAGERS

Portfolio managers*                       Since       Years in industry
Julian Thompson                            1/00              11
Jules Mort                                10/03               7

* The Fund is managed by a team led by Julian Thompson and Jules Mort.

FUND OBJECTIVE

For investors seeking long-term growth of capital.

Inception dates by class
A: 11/13/96    B: 11/13/96    C: 6/26/00    I: 3/4/04     Y: 11/13/96

Ticker symbols by class
A: IDEAX       B: IEMBX       C: --         I: --         Y: --

Total net assets                                         $358.5 million

Number of holdings                                                   77

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
         X             LARGE
         X             MEDIUM   SIZE
         X             SMALL

COUNTRY COMPOSITION

Percentage of portfolio assets

(pie chart)

Taiwan 13.0%
South Korea 12.8%
South Africa 11.4%
Mexico 10.1%
Brazil 9.7%
Russia 6.1%
India 5.5%
Israel 5.5%
Thailand 3.8%
China 3.2%
Hong Kong 3.2%
Cash & short-term securities 2.9%
Hungary 2.8%
Indonesia 2.8%
Peru 1.2%
Malaysia 1.1%
Netherlands 1.1%
Czechoslovakia Federated Republic 1.0%
Other* 2.8%

* Includes Argentina, Egypt, Philippine Islands, Poland  and Turkey.

TOP TEN HOLDINGS

Percentage of portfolio assets

Samsung Electronics (South Korea)                                  5.6%
Petroleo Brasileiro ADR (Brazil)                                   3.5
Cia Vale do Rio Doce ADR (Brazil)                                  3.4
Taiwan Semiconductor Mfg (Taiwan)                                  3.4
Mobile Telesystems ADR (Russia)                                    2.9
POSCO (South Korea)                                                2.5
LUKOIL ADR (Russia)                                                2.3
Chinatrust Financial Holding (Taiwan)                              2.2
America Movil ADR Series L (Mexico)                                2.0
Teva Pharmaceutical Inds ADR (Israel)                              2.0

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Stocks of small- and medium-sized companies may be subject to more abrupt or erratic price movement than stocks of larger companies. Some of these companies also may have fewer financial resources,

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- AXP THREADNEEDLE EMERGING MARKETS FUND -- 2005 SEMIANNUAL REPORT

Performance Summary

(bar chart)
                             PERFORMANCE COMPARISON
                 For the six-month period ended April 30, 2005

                 +12.61%            +13.63%             +12.52%

+12.61% = AXP Threadneedle Emerging Markets Fund Class A (excluding sales charge)

+13.63% = MSCI Emerging Markets Index(1) (unmanaged)

+12.52% = Lipper Emerging Markets Funds Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

(1) The Morgan Stanley Capital International (MSCI) Emerging Markets Index, an unmanaged market capitalization-weighted index, is compiled from a composite of securities markets of 26 emerging market countries. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Emerging Markets Funds Index includes the 30 largest emerging markets funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4 -- AXP THREADNEEDLE EMERGING MARKETS FUND -- 2005 SEMIANNUAL REPORT

Performance Summary

AVERAGE ANNUAL TOTAL RETURNS
                                  Class A                   Class B                    Class C         Class I         Class Y
(Inception dates)               (11/13/96)                (11/13/96)                  (6/26/00)        (3/4/04)      (11/13/96)
                                                                   After                      After
                              NAV(1)    POP(2)          NAV(1)   CDSC(3)          NAV(1)    CDSC(4)     NAV(5)         NAV(6)
at April 30, 2005
6 months*                    +12.61%    +6.12%         +12.10%    +8.10%         +11.94%    +10.94%     +12.67%       +12.56%
1 year                       +19.67%   +12.79%         +18.89%   +14.89%         +18.88%    +18.88%     +20.23%       +19.92%
3 years                      +14.78%   +12.54%         +13.94%   +13.17%         +14.00%    +14.00%       N/A         +15.07%
5 years                       +3.43%    +2.21%          +2.65%    +2.47%            N/A       N/A         N/A          +3.72%
Since inception               +4.66%    +3.93%          +3.86%    +3.86%          +3.70%     +3.70%     +8.22%         +4.86%

at March 31, 2005
6 months*                    +18.93%   +12.09%         +18.37%    14.37%         +18.56%    +17.56%     +19.11%       +19.00%
1 year                       +11.76%    +5.33%         +10.88%    +6.88%         +11.07%    +11.07%     +12.36%       +12.07%
3 years                      +15.45%   +13.20%         +14.51%   +13.74%         +14.65%    +14.65%       N/A         +15.66%
5 years                       +1.82%    +0.62%          +1.03%    +0.84%            N/A       N/A         N/A          +2.07%
Since inception               +5.01%    +4.27%          +4.20%    +4.20%          +4.28%     +4.28%     +11.30%        +5.20%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

* Not annualized.

--------------------------------------------------------------------------------
5 -- AXP THREADNEEDLE EMERGING MARKETS FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Below, portfolio managers Julian Thompson and Jules Mort discuss the Fund's results and positioning for the semiannual period.

Q: How did AXP Threadneedle Emerging Markets Fund perform for the six months ended April 30, 2005?

A: AXP Threadneedle Emerging Markets Fund rose 12.61% (Class A shares excluding sales charge) for the six months ended April 30, 2005. This was less than the Fund's benchmark, the MSCI Emerging Markets Index, which advanced 13.63% for the period. The Fund's peer group, as represented by the Lipper Emerging Markets Funds Index, was up 12.52% for the same time frame.

Q:  How did market conditions and country positioning affect performance?

A: Fund performance during the six-month period was helped by a large exposure in Brazil. However, detracting from performance was the Fund's underweight position in Korea, which was by far the largest weighting within the Fund's benchmark, the MSCI Emerging Markets Index. The Fund also started the period with low exposure to the industrials sector, which was one of the strongest performing sectors. However, good stock selection offset much of the impact of negative sector and country allocation. A large holding in Sampoerna, an Indonesian cigarette manufacturer that has been bought out by U.S.-based Altria, was a particularly strong performer. A holding in Orascom Telecom in Egypt also contributed significantly to performance, as it rose more than 50% during the first few months of the year. The stock was sold during the period when it reached our price target.

    After a strong start, emerging markets as an asset class gave up most of the gains seen in January and February as expectations for U.S. interest rates turned more hawkish and risk appetite began to wane. Strength in the U.S. dollar, a direct consequence of the change in rate expectations, further undermined sentiment toward emerging markets and led to some unwinding of the "carry trade" that has fueled the recent boom in domestic bond markets. Dollar weakness and low U.S. interest rates have encouraged a "carry trade" in which investors borrow in dollars to buy high-yielding emerging market domestic debt. As U.S. interest rates rise, this carry trade is reversed, providing support for the dollar and removing some liquidity from emerging capital markets. Generally speaking, a weaker dollar is very beneficial for emerging economies because it tends to support emerging market currencies, which in turn creates low inflation, leading to falling interest rates and rising consumption. A weak dollar also tends to inflate commodity

--------------------------------------------------------------------------------
6 -- AXP THREADNEEDLE EMERGING MARKETS FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We have also continued to build positions in consumer-related stocks such as retailers and mobile telecom providers in light of strong long-term demand. (end callout quote)

    prices. As emerging economies are net commodity exporters, a weak dollar has been very beneficial for trade balances and industrial confidence in emerging economies.

    The sell-off in emerging markets during March was felt most acutely in Latin America and the higher risk markets of Eastern Europe and the Middle East. Asia proved relatively resilient, not surprisingly given the high savings ratios and lower debt levels generally displayed by countries in that region. However, the higher risk areas performed better earlier in the year. Turkey, for instance, fell more than 10% during March alone, while Hungary and Poland also recorded double-digit declines.

    Among the best performing stocks was Israeli agrichemical company Makhteshim-Agan, which continued to gain market share from its global peers thanks to the more flexible contracts it offers. Hong Kong-listed retailers Giordano and Esprit benefited from strong Asian demand. In addition, South African bank ABSA was a strong performer when the proposed takeover bid from U.K.-based Barclays was confirmed during April. Positions in Brazilian iron ore producer CVRD and Korean steel company POSCO detracted from performance against a backdrop of economic growth concerns.

Q:  What changes did you make to the Fund and how is it currently positioned?

A: Our current country/regional allocation reflects our relatively cautious stance, in that we have moved to a neutral position in Latin America and have reduced the Fund's exposure to Eastern Europe, the Middle East and Africa (EMEA). We have increased our exposure to Asia, and we intend to continue to raise the Fund's Asian weighting. We have almost no exposure to Turkey given its poor funding position to issue a lot of debt on a regular basis and, therefore, will be most vulnerable to any reversal of the carry trade, in which there will be fewer buyers for the economy's debt. The largest country overweight in the Fund is Russia, which is prepaying debt rather than increasing issuance. Russia is also benefiting from the recent increase in oil prices topping more than $57 a barrel in the U.S. in April.

--------------------------------------------------------------------------------
7 -- AXP THREADNEEDLE EMERGING MARKETS FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> The structural factors driving emerging markets -- better economic governance, growing access to credit and rising investment -- remain intact and offer an excellent environment for growth in corporate profits. (end callout quote)

    At the sector level, the Fund had a higher-than-MSCI Emerging Markets Index weighting in financials. We remain committed to our overweight in financials as we believe that we are near the beginning of a durable credit cycle in emerging markets. Increased access to credit will continue to fuel growth in credit to gross domestic product ratios, particularly in Latin America. This will benefit Latin American banks, and we have been building up our holdings in these stocks in recent weeks at the expense of their Asian counterparts. Banks are not the only beneficiaries of burgeoning credit; we have also continued to build positions in consumer-related stocks such as retailers and mobile telecom providers in light of strong long-term demand. Meanwhile, cyclical exposure has been reduced further with sales in the mining sector and a reduction in our long-term position in Samsung following disappointing results.

    From a sector perspective, we have increased holdings in the energy sector with the purchase of CNOOC in China and ONGC in India. Both are exploration and production companies that should benefit from ongoing strength in oil prices as well as some regulatory reform in the case of ONGC. The Fund is now neutral in the energy sector and also in materials. The Fund's biggest overweight position is in consumer staples.

Q:  What is the Fund's tactical view and strategy for the months ahead?

A: We are relatively cautious on the outlook for emerging markets over the next six months or so. However, we are not expecting a major pullback and we believe that any prolonged weakness would represent an excellent buying opportunity. The structural factors driving emerging markets -- better economic governance, growing access to credit and rising investment -- remain intact and offer an excellent environment for growth in corporate profits. Therefore, we believe that the current cycle in emerging markets is far from over.

--------------------------------------------------------------------------------
8 -- AXP THREADNEEDLE EMERGING MARKETS FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

    In previous cycles the unwinding of carry trades resulted in currency devaluations and debt crises. We are not expecting the reversal of the carry trade to be disruptive in this cycle largely because emerging economies are well-funded and have been running relatively tight monetary policies. The impact on emerging economies is therefore likely to be relatively muted. Financial markets, though, are driven by the marginal dollar, and there is no doubt that conditions are likely to be less favorable for emerging capital markets as the carry trade unwinds.

    It is important to reiterate that the fundamentals in emerging markets remain excellent. The reforms put in place during the crisis years of 1994-1999, when the dollar was relatively strong and emerging currencies were weak, have created a very solid platform for growth during a phase of dollar weakness. Domestic banking systems are liquid and ready to lend; pent-up demand is high and investment is picking up on the back of it. Moreover, emerging markets are generally self-funding, suggesting that this cycle will prove to be relatively durable, unlike the cycle of 1993-1995, which was predominantly funded through short-term external capital and resulted in a wave of devaluations and debt crises once global interest rates began to rise. Also, central banks are now much more transparent and are setting inflation targets with fully flexible exchange rates, eliminating the risks associated with fixed exchange rates. In fact, both Mexico and Brazil have recently been well ahead of the U.S. Federal Reserve in raising rates, suggesting that domestic rates in these two economies are more likely to fall than rise over the next year or so.

    Nevertheless, we also recognize that short-term capital inflows to emerging economies have been unusually high over the last year couple of years. For that reason, we are relatively cautious on the asset class for the next six months or so. However, we do not anticipate any major reversal for emerging market economies, and we believe that the structural factors driving the performance of the asset class over the last couple of years remain intact.

--------------------------------------------------------------------------------
9 -- AXP THREADNEEDLE EMERGING MARKETS FUND -- 2005 SEMIANNUAL REPORT

Investments in Securities

Emerging Markets Portfolio

April 30, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (92.5%)(c)
Issuer                                        Shares                  Value(a)

Argentina (0.5%)

Home building
IRSA Inversiones y
Representaciones GDR                          157,774(b)            $1,776,535

Brazil (6.8%)

Energy (3.5%)
Petroleo Brasileiro ADR                       339,432               12,474,126

Metals (3.3%)
Cia Vale do Rio Doce ADR                      508,934               11,807,269

China (3.2%)

Energy (1.2%)
CNOOC                                       7,815,000                4,204,458

Insurance (1.0%)
China Life Insurance Cl H                   5,416,000(b)             3,609,285

Telecom equipment & services (1.0%)

China Telecom Cl H                         10,434,000                3,551,786

Czechoslovakia Federated Republic (1.0%)

Health care products
Zentiva                                        93,739(b)             3,463,777

Egypt (0.7%)

Telecom equipment & services
Orascom Telecom                                62,809(b,d)           2,575,169

Hong Kong (3.1%)

Retail -- general
Esprit Holdings                               587,000                4,373,009
Giordano Intl                               7,400,000                5,142,142
Sa Sa Intl Holdings                         3,814,000                1,748,816
Total                                                               11,263,967

Common stocks (continued)
Issuer                                        Shares                  Value(a)

Hungary (2.7%)

Banks and savings & loans (1.4%)
OTP Bank                                      166,480               $5,117,720

Health care products (1.3%)
Gedeon Richter                                 39,014                4,742,665

India (5.4%)

Banks and savings & loans (1.6%)
ICICI Bank ADR                                158,546                2,866,512
State Bank of India GDR                        71,812                2,574,460
Total                                                                5,440,972

Beverages & tobacco (1.0%)
ITC                                           108,721                3,584,938

Building materials & construction (0.4%)
Grasim Inds GDR                                58,470(d)             1,558,226

Computer software & services (1.5%)
Infosys Technologies                          123,772                5,364,796

Energy (0.9%)
Oil & Natural Gas                             182,236                3,392,480

Indonesia (2.7%)

Banks and savings & loans (1.0%)
Bank Rakyat Indonesia                      13,086,500                3,668,268

Beverages & tobacco (1.7%)
HM Sampoerna                                5,514,000                6,022,296

Israel (5.4%)

Chemicals (1.3%)
Makhteshin-Agan Inds                          764,927                4,796,377

Computer software & services (1.5%)
Check Point Software
  Technologies                                262,909(b)             5,507,943

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
10 -- AXP THREADNEEDLE EMERGING MARKETS FUND -- 2005 SEMIANNUAL REPORT

Issuer                                        Shares                  Value(a)

Israel (cont.)

Electronics (0.5%)
Lipman Electronic Engineering                  60,243               $1,752,469

Health care products (2.0%)
Teva Pharmaceutical Inds ADR                  230,320                7,195,197

Malaysia (1.1%)

Leisure time & entertainment
Resorts World                               1,582,800                3,982,391

Mexico (9.9%)

Beverages & tobacco (1.9%)
Grupo Modelo Series C                       2,360,700                6,729,293

Cellular telecommunications (1.9%)
America Movil ADR Series L                    143,920                7,145,628

Home building (0.1%)
Urbi Desarrollos Urbanos                       98,700(b)               468,469

Media (1.0%)
Grupo Televisa ADR                             65,751                3,693,891

Metals (0.7%)
Hylsamex Cl B                                 707,800                2,353,889

Multi-industry (1.1%)
Grupo Financiero Banorte Cl O                 620,962                4,012,750

Real estate (1.3%)
Consorcio ARA                               1,477,400(b)             4,568,369

Retail -- general (1.9%)
Wal-Mart de Mexico Series V                 1,810,012                6,715,578

Netherlands (1.1%)

Beverages & tobacco
Efes Breweries Intl GDR                       119,769(b,d)           3,772,724

Peru (1.2%)

Precious metals
Compania de Minas
  Buenaventura ADR                            197,125                4,208,619

Philippine Islands (0.8%)

Utilities -- telephone
Philippine Long Distance
  Telephone                                   106,960                2,755,496

Common stocks (continued)
Issuer                                        Shares                  Value(a)

Poland (0.8%)

Media
TVN                                           205,106(b)            $2,710,761

Russia (6.0%)

Energy (2.2%)
LUKOIL ADR                                     58,843                7,973,227

Precious metals (1.0%)
Mining and Metallurgical Co
  Norilsk Nickel ADR                           64,231                3,564,821

Utilities -- telephone (2.8%)
Mobile Telesystems ADR                        301,493               10,130,164

South Africa (11.2%)

Banks and savings & loans (2.2%)
ABSA Group                                    343,582                4,404,896
Standard Bank Group                           367,450                3,667,254
Total                                                                8,072,150

Energy equipment & services (2.0%)
Sasol                                         304,114                7,120,354

Multi-industry (1.0%)
Barloworld                                    235,371                3,570,449

Precious metals (1.4%)
AngloGold Ashanti                             151,669                4,852,792

Retail -- general (2.1%)
JD Group                                      380,848                3,920,656
Massmart Holdings                             491,118                3,550,044
Total                                                                7,470,700

Telecom equipment & services (2.5%)
MTN Group                                     654,424                4,654,644
Telkom                                        251,546                4,392,156
Total                                                                9,046,800

South Korea (12.6%)

Automotive & related (1.0%)
Hyundai Motor                                  66,801                3,636,143
Hyundai Motor GDR                                   1(d)                    27
Total                                                                3,636,170

Banks and savings & loans (1.0%)
Kookmin Bank                                   81,310                3,451,870

Electronics (5.4%)
Samsung Electronics                            42,749               19,553,612

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- AXP THREADNEEDLE EMERGING MARKETS FUND -- 2005 SEMIANNUAL REPORT

Issuer                                        Shares                  Value(a)

South Korea (cont.)

Engineering & construction (1.1%)
Hyundai Development                           189,910               $3,796,298

Metals (2.5%)
POSCO                                          48,420                8,820,928

Retail -- general (1.6%)
Shinsegae                                      18,076                5,801,319

Taiwan (12.8%)

Banks and savings & loans (3.7%)
Chinatrust Financial Holding                6,717,234                7,715,900
E.Sun Financial Holding                     3,006,000                2,464,197
Taishin Financial Holdings                  3,543,360                3,181,928
Total                                                               13,362,025

Computer hardware (2.1%)
Asustek Computer                            1,274,800                3,411,257
Hon Hai Precision Industry                    839,000                3,985,362
Total                                                                7,396,619

Electronics (4.4%)
Acer                                        2,302,172                3,772,890
Taiwan Semiconductor Mfg                    7,272,774               12,097,240
Total                                                               15,870,130

Insurance (1.7%)
Cathay Financial Holding                    3,414,000                6,193,021

Textiles & apparel (0.8%)
Far Eastern Textile                         4,416,000                3,009,115

Thailand (3.7%)

Banks and savings & loans (2.1%)
Bangkok Bank                                1,600,100                4,342,090
Kasikornbank                                2,356,000                3,320,434
Total                                                                7,662,524

Energy equipment & services (0.8%)
PTT Public                                    529,000                2,709,287

Utilities -- telephone (0.8%)
Advanced Info Service                       1,208,700                2,913,501

Common stocks (continued)
Issuer                                        Shares                  Value(a)

Turkey (--%)

Beverages & tobacco
Anadolu Efes Biracilik
  ve Malt Sanayil                                   1                      $13

Total common stocks
(Cost: $298,136,380)                                              $331,966,466

Preferred stocks (2.7%)(c)
Issuer                                        Shares                  Value(a)

Brazil
Banco Bradesco                                177,486               $5,461,594
Banco Itau Holding Financeira                  25,080                4,306,857

Total preferred stocks
(Cost: $7,820,214)                                                  $9,768,451

Short-term securities (2.8%)
Issuer                 Effective              Amount                  Value(a)
                         yield              payable at
                                             maturity

U.S. government agencies (2.2%)
Federal Home Loan Mtge Corp Disc Nts
  05-10-05                2.68%            $2,600,000               $2,597,875
  06-15-05                2.70              1,800,000                1,793,677
Federal Natl Mtge Assn Disc Nt
  05-02-05                2.70              3,600,000                3,599,190
Total                                                                7,990,742

Commercial paper (0.6%)
General Electric Capital
  05-02-05                2.95              2,200,000                2,199,459

Total short-term securities
(Cost: $10,190,591)                                                $10,190,201

Total investments in securities
(Cost: $316,147,185)(e)                                           $351,925,118

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP THREADNEEDLE EMERGING MARKETS FUND -- 2005 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)     Non-income producing.

(c)     Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2005, the value of these securities amounted to $7,906,146 or 2.2% of net assets.

(e) At April 30, 2005, the cost of securities for federal income tax purposes was approximately $316,147,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

        Unrealized appreciation                                    $41,390,000
        Unrealized depreciation                                     (5,612,000)
                                                                    ----------
        Net unrealized appreciation                                $35,778,000
                                                                   -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
13 -- AXP THREADNEEDLE EMERGING MARKETS FUND -- 2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Emerging Markets Portfolio

April 30, 2005 (Unaudited)
Assets
Investments in securities, at value (Note 1)
   (identified cost $316,147,185)                                             $351,925,118
Foreign currency holdings (identified cost $5,093,677) (Note 1)                  5,104,344
Dividends and accrued interest receivable                                          487,701
Receivable for investment securities sold                                       17,403,307
                                                                                ----------
Total assets                                                                   374,920,470
                                                                               -----------
Liabilities
Disbursements in excess of cash on demand deposit                                  114,136
Payable for investment securities purchased                                     15,786,503
Accrued investment management services fee                                          10,667
Other accrued expenses                                                              73,376
                                                                                    ------
Total liabilities                                                               15,984,682
                                                                                ----------
Net assets                                                                    $358,935,788
                                                                              ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- AXP THREADNEEDLE EMERGING MARKETS FUND -- 2005 SEMIANNUAL REPORT

Statement of operations
Emerging Markets Portfolio

Six months ended April 30, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                      $ 3,785,376
Interest                                                                           124,100
   Less foreign taxes withheld                                                    (352,881)
                                                                                  --------
Total income                                                                     3,556,595
                                                                                 ---------
Expenses (Note 2):
Investment management services fee                                               1,763,506
Compensation of board members                                                        5,273
Custodian fees                                                                     153,700
Audit fees                                                                          12,000
Other                                                                                4,058
                                                                                     -----
Total expenses                                                                   1,938,537
   Earnings credits on cash balances (Note 2)                                       (1,584)
                                                                                    ------
Total net expenses                                                               1,936,953
                                                                                 ---------
Investment income (loss) -- net                                                  1,619,642
                                                                                 ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                               37,450,091
   Foreign currency transactions                                                  (296,472)
                                                                                  --------
Net realized gain (loss) on investments                                         37,153,619
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             (692,936)
                                                                                  --------
Net gain (loss) on investments and foreign currencies                           36,460,683
                                                                                ----------
Net increase (decrease) in net assets resulting from operations                $38,080,325
                                                                               ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- AXP THREADNEEDLE EMERGING MARKETS FUND -- 2005 SEMIANNUAL REPORT

Statements of changes in net assets
Emerging Markets Portfolio
                                                                                    April 30, 2005               Oct. 31, 2004
                                                                                   Six months ended               Year ended
                                                                                      (Unaudited)
Operations
Investment income (loss) -- net                                                      $  1,619,642              $  3,059,315
Net realized gain (loss) on investments                                                37,153,619                48,079,058
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                    (692,936)               (9,980,094)
                                                                                         --------                ----------
Net increase (decrease) in net assets resulting from operations                        38,080,325                41,158,279
                                                                                       ----------                ----------
Proceeds from contributions                                                            32,744,658                22,729,634
Fair value of withdrawals                                                              (8,189,295)              (13,403,405)
                                                                                       ----------               -----------
Net contributions (withdrawals) from partners                                          24,555,363                 9,326,229
                                                                                       ----------                 ---------
Total increase (decrease) in net assets                                                62,635,688                50,484,508
Net assets at beginning of period                                                     296,300,100               245,815,592
                                                                                      -----------               -----------
Net assets at end of period                                                          $358,935,788              $296,300,100
                                                                                     ============              ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 -- AXP THREADNEEDLE EMERGING MARKETS FUND -- 2005 SEMIANNUAL REPORT

Notes to Financial Statements

Emerging Markets Portfolio

(Unaudited as to April 30, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Emerging Markets Portfolio (the Portfolio) is a series of World Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Portfolio invests primarily in equity securities of emerging markets companies. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Trustees of the portfolios, American Express Financial Corporation
(AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options.

--------------------------------------------------------------------------------
17 -- AXP THREADNEEDLE EMERGING MARKETS FUND -- 2005 SEMIANNUAL REPORT

The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At April 30, 2005, foreign currency holdings consisted of multiple denominations, primarily Taiwan dollars and Hong Kong dollars.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
18 -- AXP THREADNEEDLE EMERGING MARKETS FUND -- 2005 SEMIANNUAL REPORT

Guarantees and indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, certain of the Portfolio's contracts with its service providers contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets that declines from 1.10% to 1.00% annually as the Portfolio's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Threadneedle Emerging Markets Fund to the Lipper Emerging Markets Funds Index. In certain circumstances the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $139,792 for the six months ended April 30, 2005.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

--------------------------------------------------------------------------------
19 -- AXP THREADNEEDLE EMERGING MARKETS FUND -- 2005 SEMIANNUAL REPORT

AEFC has a Subadvisory Agreement with Threadneedle International Limited, an indirect wholly-owned subsidiary of AEFC, to subadvise the assets of the portfolio.

During the six months ended April 30, 2005, the Portfolio's custodian fees were reduced by $1,584 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $225,976,242 and $197,632,871, respectively, for the six months ended April 30, 2005. Realized gains and losses are determined on an identified cost basis.

4. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended Oct. 31,                                             2005(e)       2004        2003      2002      2001
Ratio of expenses to average daily net assets(a)                        1.11%(b)      1.14%       1.20%     1.23%     1.20%
Ratio of net investment income (loss) to average daily net assets        .93%(b)      1.12%       1.20%      .63%      .79%
Portfolio turnover rate (excluding short-term securities)                 59%          128%        174%      226%      193%
Total return(c)                                                        12.82%(d)     17.03%      37.59%     9.39%   (22.59%)

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b)  Adjusted to an annual basis.

(c) Total return is based on a calculated Portfolio net asset value and does not reflect payment of a sales charge.

(d)  Not annualized.

(e)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
20 -- AXP THREADNEEDLE EMERGING MARKETS FUND -- 2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Threadneedle Emerging Markets Fund

April 30, 2005 (Unaudited)
Assets
Investment in Portfolio (Note 1)                                                                               $358,812,487
Capital shares receivable                                                                                           157,723
                                                                                                                    -------
Total assets                                                                                                    358,970,210
                                                                                                                -----------
Liabilities
Capital shares payable                                                                                              174,910
Accrued distribution fee                                                                                              3,915
Accrued service fee                                                                                                      50
Accrued transfer agency fee                                                                                           1,857
Accrued administrative services fee                                                                                     945
Other accrued expenses                                                                                              249,126
                                                                                                                    -------
Total liabilities                                                                                                   430,803
                                                                                                                    -------
Net assets applicable to outstanding capital stock                                                             $358,539,407
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $    516,041
Additional paid-in capital                                                                                      360,663,848
Excess of distributions over net investment income                                                                  (47,526)
Accumulated net realized gain (loss) (Note 5)                                                                   (38,417,124)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            35,824,168
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                       $358,539,407
                                                                                                               ============
Net assets applicable to outstanding shares:               Class A                                             $231,997,270
                                                           Class B                                             $ 84,250,805
                                                           Class C                                             $  2,120,450
                                                           Class I                                             $ 21,802,031
                                                           Class Y                                             $ 18,368,851
Net asset value per share of outstanding capital stock:    Class A shares              33,001,004              $       7.03
                                                           Class B shares              12,636,975              $       6.67
                                                           Class C shares                 317,261              $       6.68
                                                           Class I shares               3,065,256              $       7.11
                                                           Class Y shares               2,583,650              $       7.11
                                                                                        ---------              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21 -- AXP THREADNEEDLE EMERGING MARKETS FUND -- 2005 SEMIANNUAL REPORT

Statement of operations
AXP Threadneedle Emerging Markets Fund

Six months ended April 30, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                                                       $ 3,784,046
Interest                                                                                                            124,049
   Less foreign taxes withheld                                                                                     (352,757)
                                                                                                                   --------
Total income                                                                                                      3,555,338
                                                                                                                  ---------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                                 1,936,271
Distribution fee
   Class A                                                                                                          278,419
   Class B                                                                                                          414,639
   Class C                                                                                                            8,291
Transfer agency fee                                                                                                 357,160
Incremental transfer agency fee
   Class A                                                                                                           28,293
   Class B                                                                                                           18,165
   Class C                                                                                                              380
Service fee -- Class Y                                                                                                9,393
Administrative services fees and expenses                                                                           167,376
Compensation of board members                                                                                         5,148
Printing and postage                                                                                                 71,050
Registration fees                                                                                                    23,980
Audit fees                                                                                                            4,000
Other                                                                                                                 8,071
                                                                                                                      -----
Total expenses                                                                                                    3,330,636
   Earnings credits on cash balances (Note 2)                                                                        (3,259)
                                                                                                                     ------
Total net expenses                                                                                                3,327,377
                                                                                                                  ---------
Investment income (loss) -- net                                                                                     227,961
                                                                                                                    -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                         37,436,159
   Foreign currency transactions                                                                                   (296,402)
                                                                                                                   --------
Net realized gain (loss) on investments                                                                          37,139,757
                                                                                                                 ----------
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                              (692,602)
                                                                                                                   --------
Net gain (loss) on investments and foreign currencies                                                            36,447,155
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                 $36,675,116
                                                                                                                ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22 -- AXP THREADNEEDLE EMERGING MARKETS FUND -- 2005 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Threadneedle Emerging Markets Fund
                                                                                    April 30, 2005               Oct. 31, 2004
                                                                                   Six months ended               Year ended
                                                                                      (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                      $    227,961              $    620,795
Net realized gain (loss) on investments                                                37,139,757                48,060,876
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                    (692,602)               (9,976,656)
                                                                                         --------                ----------
Net increase (decrease) in net assets resulting from operations                        36,675,116                38,705,015
                                                                                       ----------                ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                            (923,045)               (1,739,711)
      Class B                                                                                  --                  (347,165)
      Class C                                                                                (588)                   (2,977)
      Class I                                                                            (128,053)                       --
      Class Y                                                                             (98,442)                 (233,251)
                                                                                          -------                  --------
Total distributions                                                                    (1,150,128)               (2,323,104)
                                                                                       ----------                ----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                             43,824,165                51,336,374
   Class B shares                                                                      12,550,255                13,065,540
   Class C shares                                                                         967,202                   710,046
   Class I shares                                                                      13,943,312                12,072,940
   Class Y shares                                                                       1,844,141                 3,109,037
Reinvestment of distributions at net asset value
   Class A shares                                                                         913,340                 1,721,050
   Class B shares                                                                              --                   343,304
   Class C shares                                                                             561                     2,764
   Class I shares                                                                         127,968                        --
   Class Y shares                                                                          98,442                   233,251
Payments for redemptions
   Class A shares                                                                     (26,055,043)              (41,601,391)
   Class B shares (Note 2)                                                            (10,357,267)              (21,634,907)
   Class C shares (Note 2)                                                               (189,362)                 (205,777)
   Class I shares                                                                      (6,552,981)                   (2,074)
   Class Y shares                                                                      (3,788,192)               (5,555,746)
                                                                                       ----------                ----------
Increase (decrease) in net assets from capital share transactions                      27,326,541                13,594,411
                                                                                       ----------                ----------
Total increase (decrease) in net assets                                                62,851,529                49,976,322
Net assets at beginning of period                                                     295,687,878               245,711,556
                                                                                      -----------               -----------
Net assets at end of period                                                          $358,539,407              $295,687,878
                                                                                     ============              ============
Undistributed (excess of distributions over) net investment income                   $    (47,526)             $    874,641
                                                                                     ------------              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23 -- AXP THREADNEEDLE EMERGING MARKETS FUND -- 2005 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Threadneedle Emerging Markets Fund

(Unaudited as to April 30, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At April 30, 2005, AEFC and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 6.08% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Emerging Markets Portfolio

The Fund invests all of its assets in Emerging Markets Portfolio (the Portfolio), a series of World Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in equity securities of emerging markets companies.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund at April 30, 2005 was 99.97%.

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the

--------------------------------------------------------------------------------
24 -- AXP THREADNEEDLE EMERGING MARKETS FUND -- 2005 SEMIANNUAL REPORT principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Trustees of the portfolios, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

--------------------------------------------------------------------------------
25 -- AXP THREADNEEDLE EMERGING MARKETS FUND -- 2005 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.10% to 0.05% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with Threadneedle International Limited, an indirect wholly-owned subsidiary of AEFC, to subadvise the assets of the portfolio.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

--------------------------------------------------------------------------------
26 -- AXP THREADNEEDLE EMERGING MARKETS FUND -- 2005 SEMIANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $437,716 for Class A, $31,629 for Class B and $238 for Class C for the six months ended April 30, 2005.

AEFC and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2005. Under this agreement net expenses will not exceed 1.99% for Class A, 2.75% for Class B, 2.75% for Class C, 1.47% for Class I and 1.82% for Class Y.

During the six months ended April 30, 2005, the Fund's transfer agency fees were reduced by $3,259 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                                 Six months ended April 30, 2005
                                              Class A         Class B      Class C        Class I        Class Y
Sold                                        6,191,435       1,866,457      142,710      1,950,867        254,591
Issued for reinvested distributions           132,753              --           85         18,413         14,164
Redeemed                                   (3,682,786)     (1,545,662)     (28,605)      (903,439)      (523,613)
                                           ----------      ----------      -------       --------       --------
Net increase (decrease)                     2,641,402         320,795      114,190      1,065,841       (254,858)
                                            ---------         -------      -------      ---------       --------

                                                                    Year ended Oct. 31, 2004
                                              Class A         Class B      Class C       Class I*        Class Y
Sold                                        8,624,819       2,280,081      122,428      1,999,746        521,530
Issued for reinvested distributions           308,432          64,531          518             --         41,430
Redeemed                                   (7,033,449)     (3,919,054)     (37,461)          (331)      (917,351)
                                           ----------      ----------      -------           ----       --------
Net increase (decrease)                     1,899,802      (1,574,442)      85,485      1,999,415       (354,391)
                                            ---------      ----------       ------      ---------       --------

* Inception date was March 4, 2004.

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2005.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $75,392,313 at Oct. 31, 2004, that if not offset by capital gains will expire in 2009. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
27 -- AXP THREADNEEDLE EMERGING MARKETS FUND -- 2005 SEMIANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2005(f)     2004      2003      2002        2001
Net asset value, beginning of period                                     $6.27       $5.46     $4.00     $3.69      $ 4.81
                                                                         -----       -----     -----     -----      ------
Income from investment operations:
Net investment income (loss)                                                --         .03       .02      (.01)         --
Net gains (losses) (both realized and unrealized)                          .79         .84      1.44       .32       (1.12)
                                                                         -----       -----     -----     -----      ------
Total from investment operations                                           .79         .87      1.46       .31       (1.12)
                                                                         -----       -----     -----     -----      ------
Less distributions:
Dividends from net investment income                                      (.03)       (.06)       --        --          --
                                                                         -----       -----     -----     -----      ------
Net asset value, end of period                                           $7.03       $6.27     $5.46     $4.00      $ 3.69
                                                                         -----       -----     -----     -----      ------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $232        $191      $155      $132        $143
Ratio of expenses to average daily net assets(b)                         1.77%(c)    1.83%     2.02%     2.05%       2.02%
Ratio of net investment income (loss) to average daily net assets         .28%(c)     .41%      .39%     (.19%)      (.02%)
Portfolio turnover rate (excluding short-term securities)                  59%        128%      174%      226%        193%
Total return(d)                                                         12.61%(e)   16.09%    36.50%     8.40%     (23.28%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
28 -- AXP THREADNEEDLE EMERGING MARKETS FUND -- 2005 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2005(f)     2004      2003      2002        2001
Net asset value, beginning of period                                     $5.95       $5.19     $3.83     $3.56      $ 4.67
                                                                         -----       -----     -----     -----      ------
Income from investment operations:
Net investment income (loss)                                              (.01)       (.02)     (.02)     (.04)       (.04)
Net gains (losses) (both realized and unrealized)                          .73         .81      1.38       .31       (1.07)
                                                                         -----       -----     -----     -----      ------
Total from investment operations                                           .72         .79      1.36       .27       (1.11)
                                                                         -----       -----     -----     -----      ------
Less distributions:
Dividends from net investment income                                        --        (.03)       --        --          --
                                                                         -----       -----     -----     -----      ------
Net asset value, end of period                                           $6.67       $5.95     $5.19     $3.83      $ 3.56
                                                                         -----       -----     -----     -----      ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $84         $73       $72       $65         $73
Ratio of expenses to average daily net assets(b)                         2.54%(c)    2.59%     2.80%     2.83%       2.79%
Ratio of net investment income (loss) to average daily net assets        (.49%)(c)   (.32%)    (.39%)    (.95%)      (.80%)
Portfolio turnover rate (excluding short-term securities)                  59%        128%      174%      226%        193%
Total return(d)                                                         12.10%(e)   15.18%    35.51%     7.58%     (23.77%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
29 -- AXP THREADNEEDLE EMERGING MARKETS FUND -- 2005 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2005(f)     2004      2003      2002        2001
Net asset value, beginning of period                                     $5.97       $5.20     $3.84     $3.56      $ 4.68
                                                                         -----       -----     -----     -----      ------
Income from investment operations:
Net investment income (loss)                                              (.01)       (.01)     (.02)     (.03)       (.04)
Net gains (losses) (both realized and unrealized)                          .72         .81      1.38       .31       (1.08)
                                                                         -----       -----     -----     -----      ------
Total from investment operations                                           .71         .80      1.36       .28       (1.12)
                                                                         -----       -----     -----     -----      ------
Less distributions:
Dividends from net investment income                                        --        (.03)       --        --          --
                                                                         -----       -----     -----     -----      ------
Net asset value, end of period                                           $6.68       $5.97     $5.20     $3.84      $ 3.56
                                                                         -----       -----     -----     -----      ------
Ratios/supplemental data
Net assets, end of period (in millions)                                     $2          $1        $1        $1         $--
Ratio of expenses to average daily net assets(b)                         2.54%(c)    2.60%     2.80%     2.85%       2.79%
Ratio of net investment income (loss) to average daily net assets        (.45%)(c)   (.34%)    (.41%)   (1.13%)      (.63%)
Portfolio turnover rate (excluding short-term securities)                  59%        128%      174%      226%        193%
Total return(d)                                                         11.94%(e)   15.37%    35.42%     7.87%     (23.93%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
30 -- AXP THREADNEEDLE EMERGING MARKETS FUND -- 2005 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2005(g)     2004(b)
Net asset value, beginning of period                                     $6.36       $6.54
                                                                         -----       -----
Income from investment operations:
Net investment income (loss)                                               .01         .01
Net gains (losses) (both realized and unrealized)                          .79        (.19)
                                                                         -----       -----
Total from investment operations                                           .80        (.18)
                                                                         -----       -----
Less distributions:
Dividends from net investment income                                      (.05)         --
                                                                         -----       -----
Net asset value, end of period                                           $7.11       $6.36
                                                                         -----       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $22         $13
Ratio of expenses to average daily net assets(c)                         1.28%(d)    1.35%(d)
Ratio of net investment income (loss) to average daily net assets         .78%(d)     .79%(d)
Portfolio turnover rate (excluding short-term securities)                  59%        128%
Total return(e)                                                         12.67%(f)   (2.75%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
31 -- AXP THREADNEEDLE EMERGING MARKETS FUND -- 2005 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2005(f)     2004      2003      2002        2001
Net asset value, beginning of period                                     $6.35       $5.52     $4.04     $3.72      $ 4.83
                                                                         -----       -----     -----     -----      ------
Income from investment operations:
Net investment income (loss)                                                --         .04       .03        --         .01
Net gains (losses) (both realized and unrealized)                          .80         .86      1.45       .32       (1.12)
                                                                         -----       -----     -----     -----      ------
Total from investment operations                                           .80         .90      1.48       .32       (1.11)
                                                                         -----       -----     -----     -----      ------
Less distributions:
Dividends from net investment income                                      (.04)       (.07)       --        --          --
                                                                         -----       -----     -----     -----      ------
Net asset value, end of period                                           $7.11       $6.35     $5.52     $4.04      $ 3.72
                                                                         -----       -----     -----     -----      ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $18         $18       $18       $--         $--
Ratio of expenses to average daily net assets(b)                         1.59%(c)    1.65%     1.87%     1.59%       1.84%
Ratio of net investment income (loss) to average daily net assets         .45%(c)     .61%      .54%      .19%        .21%
Portfolio turnover rate (excluding short-term securities)                  59%        128%      174%      226%        193%
Total return(d)                                                         12.56%(e)   16.50%    36.63%     8.60%     (22.98%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
32 -- AXP THREADNEEDLE EMERGING MARKETS FUND -- 2005 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended April 30, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
33 -- AXP THREADNEEDLE EMERGING MARKETS FUND -- 2005 SEMIANNUAL REPORT

                                                        Beginning           Ending          Expenses
                                                       account value     account value     paid during       Annualized
                                                       Nov. 1, 2004     April 30, 2005    the period(a)     expense ratio
Class A
  Actual(b)                                               $1,000           $1,126.10          $9.38             1.77%
  Hypothetical (5% return before expenses)                $1,000           $1,016.11          $8.90             1.77%
Class B
  Actual(b)                                               $1,000           $1,121.00         $13.43             2.54%
  Hypothetical (5% return before expenses)                $1,000           $1,012.27         $12.74             2.54%
Class C
  Actual(b)                                               $1,000           $1,119.40         $13.42             2.54%
  Hypothetical (5% return before expenses)                $1,000           $1,012.27         $12.74             2.54%
Class I
  Actual(b)                                               $1,000           $1,126.70          $6.79             1.28%
  Hypothetical (5% return before expenses)                $1,000           $1,018.55          $6.44             1.28%
Class Y
  Actual(b)                                               $1,000           $1,125.60          $8.43             1.59%
  Hypothetical (5% return before expenses)                $1,000           $1,017.00          $8.00             1.59%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended April 30, 2005: +12.61% for Class A, +12.10% for Class B, +11.94% for Class C, +12.67% for Class I and +12.56% for Class Y.

--------------------------------------------------------------------------------
34 -- AXP THREADNEEDLE EMERGING MARKETS FUND -- 2005 SEMIANNUAL REPORT

Approval of Investment Management Services Agreement

American Express Financial Corporation (AEFC), a wholly-owned subsidiary of American Express Company, serves as the investment manager to the Fund. Under an Investment Management Services Agreement (the Agreement), AEFC provides investment advice and other services to the Fund. Throughout the year, the Funds' Board of Directors and the Board's Investment Review Committee monitor these services.

Each year the Board determines whether to continue the Agreement by evaluating the quality and level of service received and the costs associated with those services. AEFC prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations to assist the Board in making this determination. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Agreement.

On February 1, 2005, American Express Company announced its intention to pursue a spin-off of AEFC by distributing shares of the common stock of AEFC to shareholders of American Express Company. At a meeting held in person on April 14, 2005, the Board, including a majority of the independent members, approved the continuation of the Agreement for an interim period, not to exceed one year, ending on the later of (i) the effective date of the spin-off or (ii) the approval by the Fund's shareholders of a new investment management services agreement with AEFC (the Interim Period). The spin-off will not result in an "assignment" of the Agreement under the Investment Company Act of 1940 and, therefore, will not cause the termination of the Agreement according to its terms. In connection with the spin-off AEFC has proposed that going forward, services under the Agreement be provided by an affiliate, RiverSource Investments, LLC (RiverSource). Independent counsel advised the Board that it would be prudent, in connection with the spin-off, to consider a new agreement with RiverSource and to seek shareholder approval of that agreement as soon as practical thereafter.

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that over time the Fund's investment performance should be above the median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004 exceeded the median.

The Board noted that, in addition to portfolio management and investment research, AEFC provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and AEFC's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

--------------------------------------------------------------------------------
35 -- AXP THREADNEEDLE EMERGING MARKETS FUND -- 2005 SEMIANNUAL REPORT

The Board also evaluated the price paid for the services provided by AEFC, noting the existence of a pricing philosophy, established by the Board and AEFC, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisors. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and data showing the Fund's contribution to AEFC's profitability. The Board determined that the total expense ratio of the Fund is below the median of its comparison group.

The Board considered the economies of scale that might be realized by AEFC as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contract Committee's discussion comparing the fees AEFC charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund, like the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by AEFC and its affiliates from its relationship with the Fund. The Board took into account the services acquired by AEFC through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that AEFC's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit AEFC to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to AEFC under the Agreement were fair and reasonable and determined to approve renewal of the Agreement for the Interim Period.

--------------------------------------------------------------------------------
36 -- AXP THREADNEEDLE EMERGING MARKETS FUND -- 2005 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
37 -- AXP THREADNEEDLE EMERGING MARKETS FUND -- 2005 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R) Threadneedle
         Global Balanced
                Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  April 30, 2005

AXP Threadneedle Global Balanced Fund seeks to provide shareholders with a balance of growth of capital and current income.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                                             3

Performance Summary                                       4

Questions & Answers with Portfolio Management             6

Investments in Securities                                12

Financial Statements                                     19

Notes to Financial Statements                            22

Fund Expenses Example                                    32

Approval of Investment Management Services Agreement     34

Proxy Voting                                             35

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company, the parent company of the Fund's investment manager, American Express Financial Corporation (AEFC), announced plans to pursue a spin-off of 100% of the common stock of AEFC to shareholders of American Express Company. The transaction, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company. Upon completion of the transaction AEFC will be a publicly traded company separate from American Express Company. The current agreements between the Fund and AEFC and its affiliates will remain in place. No changes in operations or personnel, including the portfolio manager or managers of the Fund, are anticipated. The current subadvisory agreement will remain in place.

(logo)
Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2005 SEMIANNUAL REPORT

Fund Snapshot AT APRIL 30, 2005

PORTFOLIO MANAGERS

Portfolio managers                        Since       Years in industry

Equity
Alex Lyle*                                10/03              24
Stephen Thornber*                         10/03              17

Fixed Income
Nic Pifer, CFA**                          2/03               14

  * This portion of the Fund is managed by a team led by Alex Lyle and Stephen Thornber in London.

 ** This portion of the Fund is managed by a team led by Nic Pifer in Minneapolis.

FUND OBJECTIVE

For investors seeking a balance of growth of capital and current income.

Inception dates by class
A: 11/13/96       B: 11/13/96  C: 6/26/00   Y: 11/13/96

Ticker symbols by class
A: IDGAX          B: IGBBX     C: --        Y: AGBYX

Total net assets                                         $116.1 million

Number of holdings                                                  172

STYLE MATRIX

Equities

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
         X             LARGE
         X             MEDIUM   SIZE
         X             SMALL

STYLE MATRIX (continued)

Bonds

Shading within the style matrix indicates areas in which the Fund generally invests.

      DURATION
SHORT    INT.   LONG
                 X      HIGH
                 X      MEDIUM   QUALITY
                        LOW

TOP TEN HOLDINGS

Percentage of portfolio assets

Hellenic Republic (Greece)
   2.75% 2006                                                      2.3%
Citigroup (United States)                                          1.6
Microsoft (United States)                                          1.6
Govt of Belgium (Belgium)
   8.00% 2012                                                      1.5
Johnson & Johnson (United States)                                  1.5
Oesterreichische Kontrollbank (Austria)
   1.80% 2010                                                      1.4
Hellenic Republic (Greece)
   3.50% 2008                                                      1.3
Govt of Netherlands (Netherlands)
   5.00% 2012                                                      1.3
Govt of Japan (Japan)
   1.70% 2009                                                      1.2
Sanofi-Aventis (France)                                            1.2

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small- and medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also may have fewer financial resources.

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2005 SEMIANNUAL REPORT

Performance Summary

(bar chart)

                             PERFORMANCE COMPARISON
                 For the six-month period ended April 30, 2005

                 +6.23%        +6.34%          +4.20%       +5.05%

+6.23% = AXP Threadneedle Global Balanced Fund Class A (excluding sales charge) +6.34% = MSCI All Country World Index(1) (unmanaged)
+4.20% = Citigroup World Government Bond Index(2) (unmanaged)
+5.05% = Lipper Global Flexible Funds Index(3)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

(1) The Morgan Stanley Capital International (MSCI) All Country World Index, an unmanaged index of equity securities, is designed to measure equity market performance in the global developed and emerging markets. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Citigroup World Government Bond Index, an unmanaged market capitalization weighted benchmark, tracks the performance of the 17 government bond markets around the world. It is widely recognized by investors as a measurement index for portfolios of government bond securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(3) The Lipper Global Flexible Funds Index includes the 10 largest global flexible (balanced) funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2005 SEMIANNUAL REPORT

Performance Summary

AVERAGE ANNUAL TOTAL RETURNS
                                  Class A                      Class B                       Class C            Class Y
(Inception dates)               (11/13/96)                   (11/13/96)                     (6/26/00)         (11/13/96)
                            NAV(1)      POP(2)           NAV(1)     After CDSC(3)    NAV(1)    After CDSC(4)    NAV(5)
at April 30, 2005
6 months*                   +6.23%      +0.13%           +5.96%        +1.96%        +6.06%       +5.06%        +6.44%
1 year                     +13.30%      +6.79%          +12.52%        +8.52%       +12.42%      +12.42%       +13.46%
3 years                     +8.00%      +5.89%           +7.20%        +6.32%        +7.17%       +7.17%        +8.17%
5 years                     -1.10%      -2.27%           -1.83%        -2.01%          N/A          N/A         -0.90%
Since inception             +4.24%      +3.51%           +3.46%        +3.46%        -1.94%       -1.94%        +4.45%

at March 31, 2005
6 months*                  +10.53%      +4.17%          +10.34%        +6.34%       +10.04%       +9.04%       +10.74%
1 year                     +10.94%      +4.57%          +10.12%        +6.12%       +10.04%      +10.04%       +10.91%
3 years                     +7.98%      +5.86%           +7.18%        +6.30%        +7.09%       +7.09%        +8.08%
5 years                     -1.61%      -2.77%           -2.37%        -2.54%          N/A          N/A         -1.44%
Since inception             +4.44%      +3.70%           +3.66%        +3.66%        -1.74%       -1.74%        +4.63%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

* Not annualized.

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5   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Q: How did AXP Threadneedle Global Balanced Fund perform for the first half of the fiscal year?

A: AXP Threadneedle Global Balanced Fund's Class A shares gained 6.23% (excluding sales charge) for the six months ended April 30, 2005. This slightly underperformed the all-equity MSCI All Country World Index, the Fund's benchmark index, which advanced 6.34% for the period. The Fund outperformed the Citigroup World Government Bond Index (Citigroup World Index), the Fund's benchmark index for the fixed income portion of the fund, which returned 4.20% for the semiannual period. The Lipper Global Flexible Funds Index, representing the Fund's peer group, rose 5.05%.

Q:  What was the asset allocation?

A: At April 30, 2005, the Fund was composed of 64.7% global equities, 31.9% global bonds and 3.4% cash. The equity allocation was split between U.S. stock (38.9%) and foreign stock (61.1%). Within the bond allocation, the largest position was foreign government obligations.

Q:  What factors most significantly affected equity performance?

A: Within the equity portion of the Fund, individual stock selection proved most effective during the semiannual period. Country selection was rather neutral to the Fund's six-month performance, as the negative effect of the Fund's significant exposure to Japan was offset by the positive effect of its sizable positions in Asia and Latin America. Sector allocation modestly detracted from the Fund's semiannual performance.

Stock Selection

    On an individual security basis, U.S. refinery firm Valero Energy was one of the strongest performers for the Fund during the semiannual period. Valero benefited not only from big gains among energy stocks broadly but also from sharply rising refining profit margins in a favorable supply/demand environment.

COUNTRY COMPOSITION

Percentage of portfolio assets at April 30, 2005

[pie chart]

United States 29.8%
Japan 10.3%
Germany 7.9%
Greece 7.0%
United Kingdom 6.6%
France 5.3%
Italy 4.2%
Switzerland 3.6%
Hong Kong 3.2%
Canada 2.6%
South Korea 2.4%
Netherlands 2.0%
Belgium 1.5%
Austria 1.4%
Other* 11.4%

* Includes Australia, Bermuda, Brazil, Denmark, Finland, India, Ireland, Israel, Luxembourg, Mexico, Norway, Poland, Russia, Singapore, South Africa, Spain, Supra-National, Sweden, Taiwan and cash & short-term securities.

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6   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> From an equity sector perspective, the Fund benefited most from its significant exposure to energy, materials and healthcare. (end callout quote)

       -- Steve Thornber

    Also in the energy sector, EOG Resources performed well, as this U.S. oil and gas exploration and production company saw its stock price pushed higher along with record-setting crude oil prices. EOG also benefited from its attractive acreage position in the oil-rich Barnett Shale area in Texas. In other areas, Hong Kong retailer Esprit was an outstanding contributor. Esprit has benefited from strong branding, innovative management and an attractive business model based on rapid stock turnover of its frequently refreshed fashion offerings. Nobel Biocare a Swiss company was another strong performer, as it continued to gain market share and raise profit margins in the fast-growing dental implants market.

    Of course, there were disappointments as well, as the equity market continued to punish companies that did not meet earnings expectations. For example, both U.S. motorcycle manufacturing legend Harley-Davidson and industrial automation provider Rockwell Automation detracted from relative results, as each announced scaled back earnings results and gave downbeat statements about future trading. Fund performance was also hurt by its holdings in U.S. broker-dealer Ameritrade and Bermuda-based information technology consultancy firm Accenture.

ASSET ALLOCATION & SECTOR COMPOSITION

Percentage of portfolio assets at April 30, 2005

[pie chart]

Stocks 64.7%
Financials 14.5%
Consumer discretionary 8.5%
Information technology 8.1%
Health care 6.9%
Industrials 6.5%
Energy 6.4%
Consumer staples 6.3%
Materials 3.1%
Telecommunications 2.7%
Utilities 1.3%
Telecommunication services 0.4%

Bonds 31.9%
Foreign government bonds 28.1%
U.S. government obligations & agencies 3.3%

Corporate bonds 0.5%
Cash equivalents
Short-term securities* 3.4%

* Of the 3.4%, 0.3% is due to security lending activity and 3.1% is the Fund's cash equivalent position.

--------------------------------------------------------------------------------
7   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> The tug-of-war continues between structural negatives, such as the U.S. current account deficit, and cyclical positives, including attractive valuation of the dollar and higher interest rates in the U.S. than in most industrialized nations. (end callout quote)

       -- Nic Pifer

Sector Positioning

    From an equity sector perspective, the Fund benefited most from its significant exposure to energy, materials and healthcare. Energy and materials continued to reflect the strong commodity price cycle, driven by demand growth, particularly from China. Within energy, Fund exposure to the oil price sensitive U.S. exploration and production companies benefited performance most. Healthcare companies continued to deliver superior earnings growth. Within healthcare, the Fund's focus on healthcare equipment and biotechnology companies rather than on pharmaceutical companies was well rewarded. Healthcare equipment and biotechnology companies posted strong earnings growth within growing markets, while pharmaceuticals were hit by pricing concerns, patent challenges and lackluster growth prospects.

    Detracting from the Fund's relative results was significant exposure to the poorly-performing consumer discretionary and telecommunications sectors and a more moderate exposure to the stronger-performing utilities sector. Consumer discretionary stocks, especially automotive stocks, were hurt by concerns about economic growth and rising interest rates and their potential effect on consumer confidence. Energy-related utilities performed well, reflecting the ripple effect of the energy sector and rising commodity prices.

Q:  What factors most significantly affected fixed-income performance?

Duration Management

    We maintained the Fund's duration, a principal measure of interest rate risk, approximately six months less than, or "shorter," than that of the Citigroup World Index throughout the semiannual period. This stance was based on our view that the U.S. economy in particular was growing at an above-trend pace and thus that the Federal Reserve Board (the Fed) was likely to continue raising the targeted federal funds rate well into 2005 until it is back to more historically normal levels. While our view proved sound, global bond yields generally

--------------------------------------------------------------------------------
8   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

    declined over the six months, benefiting from lackluster international economic data, contained inflation, a shift in investor sentiment toward risk aversion and a weaker U.S. dollar. On a trade-weighted basis, the U.S. dollar declined 0.54% over the six months ended April 30, 2005. As the value of the U.S. dollar decreases, the dollar value of foreign investments typically increases and vice versa. With bond yields falling, our duration management detracted somewhat from the Fund's relative results.

Currency Positioning

    Currency positioning and yield curve positioning together had a relatively neutral effect on the Fund's six-month performance. For the semiannual period, the U.S. dollar weakened approximately 0.6% versus the euro, 3.8% versus the British pound and 1.0% versus the Japanese yen. The U.S. dollar strengthened 3.3% versus the Canadian dollar over the six months. The Fund's significant exposure to the euro and several other European currencies thus contributed positively to its relative returns as did its modest exposure to the U.S. dollar. However, the Fund's meaningful exposure to the "dollar-bloc" currencies of Canada, Australia and New Zealand and its more moderate exposure to the Japanese yen detracted.

Country Allocation

    On the positive side, effective country allocation contributed most to the Fund's relative performance. The Fund held only limited positions in Japanese bonds and U.S. bonds and more substantial exposure to core European bonds. This strategy worked well, as the European government bond market significantly outperformed both the Japanese government bond market and U.S. Treasury market for the period in local currency terms.

Q:  What changes did you make to the Fund?

A: Within the equity portion of the Fund, our strategy was to generally reduce the Fund's risk profile during the semiannual period, given widespread concern over slowing global economic growth and heightened inflation pressures. Thus, within country allocation, we decreased the Fund's exposure to Latin America. Following a period of outperformance, we believed the risk/reward profile for the region's equity markets, given current valuations, had become less attractive. We redeployed those assets primarily into Japan and Asia. Within sectors, we took some profits in energy and mining stocks as the period progressed. We then used those proceeds to add to the Fund's moderate positions in consumer staples and pharmaceuticals, believing that while industry conditions remain difficult for both, valuations are currently factoring in all the negatives.

--------------------------------------------------------------------------------
9   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

    Within the fixed income portion of the Fund, we decreased exposure to the euro toward the end of 2004, while still maintaining a significant position in the currency, and we increased the Fund's exposure to the U.S. dollar, while still maintaining a moderate position in this currency. As the U.S. dollar weakened substantially during these months, the scale of decline led us to believe that it may have become undervalued against some of the other major currencies, including the euro, despite the ever-burgeoning U.S. current account deficit. We viewed this as an opportunity to reallocate a small portion of the portfolio's net assets. Indeed the timing of this strategy proved prudent, as the euro subsequently lowered to attractive levels and the U.S. dollar strengthened during the first calendar quarter of 2005. We then added back some exposure to the euro and somewhat reduced the Fund's position in the U.S. dollar. We also decreased the portfolio's exposure to the Canadian dollar, shifting to a neutral position as the currency strengthened. We made no other significant changes to the fixed income portfolio during the period. We maintained the Fund's duration shorter than that of the Citigroup World Index. From a country perspective, we continued to favor European bonds over U.S. and Japanese bonds.

Q:  How do you intend to manage the Fund in the coming months?

A: Overall, we maintain a generally positive outlook for the financial markets, although we believe that global economic growth will slow in 2005 relative to the year prior. We intend to keep the Fund's significant exposure to equities in the coming months. Corporate earnings reports have been generally positive, and cash flow has been strong. Merger and acquisition activity picked up during the first calendar quarter of 2005, which, should it continue as anticipated, also bodes well for the equity market.

    Given this view, we intend to maintain the Fund's significant equity exposure to the U.K., Europe, Asia and Japan. Japan's equity market has not yet rebounded, although we believe it will. We are particularly positive on Japanese domestically-oriented stocks, such as regional banks, as home-based demand appears to be on the rise. We intend to maintain the Fund's more modest exposure to Latin America for the near term, as we believe valuations in this region have become stretched of late. Also based on valuation analyses, we intend to maintain the Fund's moderate exposure to U.S. equities, though we believe we can continue to find attractive stocks in this market on a select, opportunistic basis. We also intend to

--------------------------------------------------------------------------------
10   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

    stay with the Fund's more growth-oriented stock bias, seeking attractively valued companies with strong franchises that have the capacity to deliver sustainable growth.

    Within the fixed income portion of the Fund, we intend to maintain a somewhat defensive position with respect to interest rate risk exposure. Specifically, we expect to keep the Fund's duration shorter than that of the Citigroup World Index given our view regarding the pace of the U.S. economic growth and the tightening path of the Fed. Indeed, should U.S. interest rates reach a certain level or should the European bond market become too expensive, then we may take the opportunity to shift a percentage of asset allocation from European government bonds to U.S. Treasuries. One of the key questions now is whether recent concerns over a global economic soft patch are truly justified or whether Europe, for example, can pull out of its sluggish growth rut. Given recent economic news from the Eurozone, it currently appears that the European Central Bank may wait until the end of 2005 before beginning to raise interest rates. We believe the Bank of Japan is still approximately a year away from changing its interest rates from their current 0% level.

    As for currency positioning, we believe the view ahead for the U.S. dollar remains uncertain. Following an extended period of decline, the U.S. dollar strengthened in the early months of 2005 as the markets began to focus on cyclical positives. However, the tug-of-war continues between structural negatives, such as the U.S. current account deficit, and cyclical positives, including attractive valuation of the dollar and higher interest rates in the U.S. than in most industrialized nations. Thus our currency strategy is to seek to make tactical allocation adjustments as market conditions warrant. From a country perspective, we continue to favor European bonds. As always, we remain focused on careful security selection, as we continue to seek opportunities to capitalize on attractively valued bonds.

--------------------------------------------------------------------------------
11   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2005 SEMIANNUAL REPORT

Investments in Securities

AXP Threadneedle Global Balanced Fund

April 30, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (62.6%)(c)
Issuer                                         Shares                  Value(a)

Bermuda (0.6%)

Insurance
PartnerRe                                      11,848                 $690,501

Brazil (0.7%)

Energy (0.3%)
Petroleo Brasileiro ADR                         9,164                  384,247

Metals (0.4%)
Cia Vale do Rio Doce ADR                       17,326                  401,963

Canada (1.0%)

Banks and savings & loans (0.4%)
TSX Group                                       8,638                  425,686

Energy (0.6%)
EnCana                                         12,219                  782,226

Finland (0.2%)

Energy
Neste Oil                                      11,279(b)               251,940

France (3.5%)

Aerospace & defense (0.4%)
Thales                                         11,724                  475,842

Automotive & related (0.5%)
Renault                                         6,755                  566,126

Energy (1.1%)
Total                                           5,740                1,276,301

Machinery (0.4%)
Schneider Electric                              6,472                  466,434

Multi-industry (1.1%)
Sanofi-Aventis                                 15,000                1,328,188

Common stocks (continued)
Issuer                                         Shares                  Value(a)

Germany (2.3%)

Banks and savings & loans (0.6%)
Hypo Real Estate Holding1                       6,715(b)              $692,618

Computer software & services (0.4%)
SAP                                             2,644                  417,135

Health care products (0.5%)
Schering                                        8,341                  549,093

Utilities -- electric (0.8%)
RWE                                            16,472                  983,455

Greece (0.4%)

Building materials & construction
TITAN Cement                                   15,280                  485,030

Hong Kong (3.1%)

Financial services (0.3%)
Hang Lung Properties                          232,000                  356,693

Real estate (1.5%)
Henderson Land Development                    112,000                  521,495
New World Development                       1,090,600                1,173,156
Total                                                                1,694,651

Retail -- general (1.3%)
Esprit Holdings                               154,500                1,150,989
Lifestyle Intl Holdings                       238,000                  373,305
Total                                                                1,524,294

India (0.7%)

Banks and savings & loans
State Bank of India GDR                        22,000                 788,700

Ireland (0.7%)

Banks and savings & loans
Anglo Irish Bank                               67,678                  778,728

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                  Value(a)

Israel (0.9%)

Computer software & services
Check Point Software Technologies              48,006(b)            $1,005,726

Italy (0.7%)

Energy
Eni                                            34,561                  868,984

Japan (7.8%)

Automotive & related (0.7%)
Honda Motor                                     9,300                  447,612
Toyota Motor                                   10,400                  377,405
Total                                                                  825,017

Banks and savings & loans (1.5%)
Bank of Kyoto                                  66,000                  556,951
Chiba Bank                                     53,000                  326,014
Mitsubishi Tokyo Financial Group                   83                  717,451
UFJ Holdings                                       47(b)               247,044
Total                                                                1,847,460

Broker dealers (0.8%)
Matsui Securities                              64,200(g)               871,028

Building materials & construction (0.5%)
Nishimatsu Construction                       101,000                  377,766
Okumura                                        29,000                  179,756
Total                                                                  557,522

Electronics (0.5%)
eAccess                                           347                  266,481
Keyence                                         1,500                  330,967
Total                                                                  597,448

Energy (0.5%)
Nippon Oil                                     78,000                  550,462

Engineering & construction (0.3%)
Daiwa House Industry                           32,000                  358,885

Home building (0.5%)
Daito Trust Construction                       13,400                  535,191

Machinery (1.3%)
Amada                                         114,000                  704,552
Komatsu                                       107,000                  753,483
Total                                                                1,458,035

Multi-industry (0.6%)
Canon                                          13,300                  691,845

Common stocks (continued)
Issuer                                         Shares                  Value(a)

Japan (cont.)

Real estate (0.3%)
Mitsui Fudosan                                 28,000                 $312,505

Textiles & apparel (0.3%)
ONWARD Kashiyama                               31,000                  398,114

Luxembourg (0.5%)

Metals
Arcelor                                        26,529                  537,808

Mexico (0.3%)

Cellular telecommunications
America Movil ADR Series L                      7,000                  347,550

Netherlands (0.7%)

Food
Royal Numico                                   19,130(b)               791,380

Russia (0.4%)

Utilities -- telephone
Mobile Telesystems ADR                         15,041                  505,378

Singapore (0.5%)

Real estate
City Developments                             126,000                  531,590

South Africa (0.3%)

Retail -- general
Massmart Holdings                              48,259                  348,840

South Korea (2.3%)

Chemicals (0.4%)
Hanwha Chemical                                36,790                  436,759

Electronics (0.9%)
Samsung Electronics                             2,465                1,127,505

Engineering & construction (0.5%)
Hyundai Development                            29,550                  590,704

Metals (0.5%)
POSCO                                           3,117                  567,840

Spain (0.3%)

Computer software & services
Indra Sistemas                                 21,480                  371,712

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                  Value(a)

Sweden (0.3%)

Telecom equipment & services
Telefonaktiebolaget LM
  Ericsson Cl B                               127,557                 $377,570

Switzerland (3.5%)

Banks and savings & loans (1.0%)
UBS                                            14,452                1,155,670

Food (0.7%)
Nestle                                          3,045                  801,348

Health care products (1.8%)
Actelion                                        2,908(b)               310,216
Nobel Biocare Holding                           4,234                  906,582
Roche Holding                                   7,051                  853,112
Total                                                                2,069,910

Taiwan (0.4%)

Electronics
Taiwan Semiconductor Mfg                      258,337                  429,707

United Kingdom (4.9%)

Aerospace & defense (--%)
Rolls-Royce Group Cl B                      4,857,600                    9,496

Cellular telecommunications (1.2%)
O2                                            140,395(b)               313,934
Vodafone Group                                413,569                1,080,851
Total                                                                1,394,785

Energy (0.5%)
BP                                             55,084                  561,313

Financial services (0.6%)
3i Group                                       53,623                  656,064

Food (0.8%)
Cadbury Schweppes                              88,237                  887,158

Industrial services (0.4%)
BOC Group                                      24,282                  451,571

Media (0.3%)
Reuters Group                                  49,845                  367,488

Metals (0.4%)
BHP Billiton                                   39,435                  482,703

Retail -- grocery (0.7%)
Tesco                                         141,316                  834,264

Common stocks (continued)
Issuer                                         Shares                  Value(a)

United States (25.6%)

Banks and savings & loans (0.4%)
Bank of America                                10,284                 $463,191

Beverages & tobacco (1.4%)
Altria Group                                   12,943                  841,166
PepsiCo                                        15,032                  836,380
Total                                                                1,677,546

Broker dealers (1.0%)
Ameritrade Holding                             16,100(b)               168,728
Bear Stearns Companies                          4,662                  441,305
Lehman Brothers Holdings                        5,824                  534,177
Total                                                                1,144,210

Cellular telecommunications (1.1%)
American Tower Cl A                            44,585(b)               768,199
SpectraSite                                     9,058(b)               508,426
Total                                                                1,276,625

Computer hardware (0.8%)
Dell                                           25,164(b)               876,462

Computer software & services (2.9%)
Adobe Systems                                  11,027                  655,776
Autodesk                                       15,739                  500,972
Google Cl A                                     2,635(b)               579,700
Microsoft                                      70,015                1,771,380
Total                                                                3,507,828

Electronics (0.5%)
Intel                                          22,250                  523,320

Energy (2.2%)
EOG Resources                                  13,747                  653,670
Exxon Mobil                                     7,889                  449,910
Forest Oil                                     10,871(b)               418,860
Massey Energy                                   9,508                  343,334
Valero Energy                                  10,033                  687,560
Total                                                                2,553,334

Finance companies (1.6%)
Citigroup                                      38,896                1,826,556

Financial services (0.6%)
Goldman Sachs Group                             3,737                  399,075
Intl Securities Exchange                        1,089(b)                28,662
Investors Financial Services                    7,000                  293,650
Total                                                                  721,387

Food (0.2%)
WM Wrigley Jr                                   4,117                  284,608

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                  Value(a)

United States (cont.)

Furniture & appliances (0.6%)
Mohawk Inds                                     5,020(b)              $390,606
Tempur-Pedic Intl                              17,950(b)               342,666
Total                                                                  733,272

Health care products (3.4%)
Abbott Laboratories                            11,404                  560,621
Amgen                                           8,711(b)               507,067
Johnson & Johnson                              24,030                1,649,178
Laboratory Corp of
  America Holdings                              8,398(b)               415,701
Pfizer                                          9,549                  259,446
St. Jude Medical                               16,460(b)               642,434
Total                                                                4,034,447

Health care services (1.0%)
DaVita                                         13,085(b)               527,326
WellPoint                                       4,967(b)               634,534
Total                                                                1,161,860

Household products (0.4%)
Procter & Gamble                                8,091                  438,128

Industrial transportation (0.3%)
Norfolk Southern                               10,517                  330,234

Insurance (1.2%)
American Intl Group                            15,766                  801,701
Genworth Financial Cl A                        22,104                  617,807
Total                                                                1,419,508

Leisure time & entertainment (0.8%)
Carnival Unit                                  15,253                  745,567
Harley-Davidson                                 4,223                  198,565
Total                                                                  944,132

Media (0.7%)
Dex Media                                      23,404                  512,548
Lamar Advertising Cl A                          7,200(b)               269,136
Total                                                                  781,684

Multi-industry (1.1%)
General Electric                               33,915                1,227,723

Retail -- drugstores (1.2%)
CVS                                            11,038                  569,340
Walgreen                                       19,575                  842,900
Total                                                                1,412,240

Common stocks (continued)
Issuer                                         Shares                  Value(a)

United States (cont.)

Retail -- general (1.7%)
Dillard's Cl A                                 18,980                 $441,665
Home Depot                                     30,652                1,084,161
Staples                                        20,471                  390,372
Total                                                                1,916,198

Utilities -- electric (0.5%)
Duke Energy                                    18,874                  550,932

Total common stocks
(Cost: $63,104,326)                                                $72,639,611

Preferred stock & other (0.6%)(c)
Issuer                                         Shares                  Value(a)

Germany
Porsche                                           983                 $634,032

Singapore
City Development
  Warrants                                     12,600(b)                33,399

Total preferred stock & other
(Cost: $473,100)                                                      $667,431

Bonds (31.1%)(c)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Australia (0.4%)
New South Wales Treasury
  (Australian Dollar)
   03-01-08               8.00%               500,000                 $415,496

Austria (1.4%)
Oesterreichische Kontrollbank
  (Japanese Yen)
   03-22-10               1.80            160,000,000                1,628,304

Belgium (1.5%)
Govt of Belgium
  (European Monetary Unit)
   12-24-12               8.00              1,000,000                1,702,097

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Canada (1.5%)
Govt of Canada
  (Canadian Dollar)
   09-01-08               4.25%             1,600,000               $1,307,127
Province of British Columbia
  (Canadian Dollar)
   12-01-06               5.25                500,000                  411,092
Total                                                                1,718,219

Denmark (0.3%)
Realkredit Danmark
  (Danish Krone)
   01-01-08               4.00              1,720,000                  308,619

France (1.7%)
French Treasury Note
  (European Monetary Unit)
   07-12-08               3.00                300,000                  392,370
Govt of France
  (European Monetary Unit)
   04-25-13               4.00                500,000                  677,286
   10-25-14               4.00                630,000                  850,397
Total                                                                1,920,053

Germany (4.8%)
Allgemeine Hypothekenbank Rheinboden
  (European Monetary Unit)
   09-02-09               5.00                850,000(d)             1,188,144
Bundesrepublik Deutschland
  (European Monetary Unit)
   01-05-06               6.00                700,000                  923,703
   07-04-08               4.75                725,000                  996,154
   07-04-09               4.50                 85,000                  117,162
   07-04-10               5.25                250,000                  358,793
   06-20-16               6.00                434,598                  688,169
   07-04-27               6.50                400,000                  710,606
Rheinische Hypothekenbank
  (European Monetary Unit)
   09-24-08               4.25                550,000                  744,775
Total                                                                5,727,506

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Greece (6.4%)
Hellenic Republic
  (European Monetary Unit)
   06-21-06               2.75%             2,000,000               $2,587,318
   06-21-07               3.25                500,000                  655,581
   04-18-08               3.50              1,150,000                1,520,345
   04-20-09               3.50                800,000                1,059,335
   05-20-13               4.60                400,000                  555,787
   10-22-22               5.90                700,000                1,110,816
Total                                                                7,489,182

Italy (3.4%)
Buoni Poliennali Del Tesoro
  (European Monetary Unit)
   11-01-09               4.25                400,000                  547,046
   08-01-11               5.25                200,000                  288,706
   08-01-13               4.25                600,000                  819,790
   08-01-14               4.25                720,000                  982,692
   11-01-29               5.25                600,000                  904,403
   08-01-34               5.00                250,000                  366,531
Total                                                                3,909,168

Japan (2.3%)
Govt of Japan
  (Japanese Yen)
   12-21-09               1.70            137,000,000                1,385,187
   06-20-13               0.50            134,000,000                1,229,616
Total                                                                2,614,803

Netherlands (1.2%)
Govt of Netherlands
  (European Monetary Unit)
   07-15-12               5.00              1,000,000                1,437,065

Norway (0.3%)
Govt of Norway
  (Norwegian Krone)
   05-16-11               6.00              2,100,000                  378,514

Poland (0.2%)
Republic of Poland
  (Polish Zloty)
   03-24-10               5.75                655,000                  197,746

Supra-National (0.5%)
Intl Bank Reconstruction & Development
  (Japanese Yen)
   02-18-08               2.00             55,000,000                  553,670

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Sweden (0.3%)
Govt of Sweden
  (Swedish Krona)
   08-15-07               8.00%             2,250,000                 $354,928

United Kingdom (1.5%)
Greater Beijing First Expressways
  (U.S. Dollar) Sr Nts
   06-15-07               9.50                170,000(b,e,f)                --
United Kingdom Treasury
  (British Pound)
   07-12-11               9.00                410,000                  970,437
   09-27-13               8.00                340,000                  804,670
Total                                                                1,775,107

United States (3.4%)
ConocoPhillips
  (U.S. Dollar)
   03-15-28               7.13                200,000                  215,813
Federal Natl Mtge Assn
  (U.S. Dollar)
   09-15-09               6.63              1,000,000                1,096,006
   05-15-11               6.00                370,000                  401,424
U.S. Treasury (U.S. Dollar)
   02-15-07               2.25                500,000                  488,281
   02-15-09               3.00                500,000                  485,705
   08-15-14               4.25                568,000                  570,396
   02-15-23               7.13                200,000                  261,109
   02-15-26               6.00                369,000                  436,616
Total                                                                3,955,350

Total bonds
(Cost: $33,158,236)                                                $36,085,827

Short-term securities (3.3%)(h)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity
U.S. government agencies
Federal Home Loan Bank Disc Nt
   05-11-05               2.75%            $3,100,000               $3,097,164
Federal Natl Mtge Assn Disc Nt
   06-13-05               2.79                700,000                  697,564

Total short-term securities
(Cost: $3,794,953)                                                  $3,794,728

Total investments in securities
(Cost: $100,530,615)(i)                                           $113,187,597

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2005 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2005, the value of these securities amounted to $1,188,144 or 1.0% of net assets.

(e)   Negligible market value.

(f)   Identifies issues considered to be illiquid as to their marketability (see
      Note 1 to the financial statements). These securities are valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at April 30, 2005, is as follows:

      Security                                     Acquisition           Cost
                                                      date
      Greater Beijing First Expressways
           (U.S. Dollar) 9.50% Sr Nts 2007          06-12-97          $51,391

(g) At April 30, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(h) Cash collateral received from security lending activity is invested in short-term securities and represents 0.2% of net assets. See Note 5 to the financial statements. 3.1% of net assets is the Fund's cash equivalent position.

(i) At April 30, 2005, the cost of securities for federal income tax purposes was approximately $100,531,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $14,138,000
      Unrealized depreciation                                      (1,481,000)
                                                                   ----------
      Net unrealized appreciation                                 $12,657,000
                                                                  -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
18   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Threadneedle Global Balanced Fund

April 30, 2005 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $100,530,615)                                                                              $113,187,597
Cash in bank on demand deposit                                                                                      158,276
Foreign currency holdings (identified cost $819,085) (Note 1)                                                       823,030
Capital shares receivable                                                                                            26,096
Dividends and accrued interest receivable                                                                           788,236
Receivable for investment securities sold                                                                         1,477,177
Unrealized appreciation on foreign currency contracts held, at value (Note 6)                                        25,427
                                                                                                                     ------
Total assets                                                                                                    116,485,839
                                                                                                                -----------
Liabilities
Capital shares payable                                                                                               42,020
Payable for investment securities purchased                                                                          12,645
Unrealized depreciation on foreign currency contracts held, at value (Note 6)                                         1,034
Payable upon return of securities loaned (Note 5)                                                                   284,000
Accrued investment management services fee                                                                            2,496
Accrued distribution fee                                                                                              1,278
Accrued service fee                                                                                                      62
Accrued transfer agency fee                                                                                             677
Accrued administrative services fee                                                                                     190
Other accrued expenses                                                                                               43,766
                                                                                                                     ------
Total liabilities                                                                                                   388,168
                                                                                                                    -------
Net assets applicable to outstanding capital stock                                                             $116,097,671
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $    212,692
Additional paid-in capital                                                                                      140,514,544
Undistributed net investment income                                                                                 266,204
Accumulated net realized gain (loss) (Note 8)                                                                   (37,592,085)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 6)                                   12,696,316
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                       $116,097,671
                                                                                                               ============
Net assets applicable to outstanding shares:                     Class A                                       $ 61,991,506
                                                                 Class B                                       $ 30,203,198
                                                                 Class C                                       $  1,271,570
                                                                 Class Y                                       $ 22,631,397
Net asset value per share of outstanding capital stock:          Class A shares        11,303,626              $       5.48
                                                                 Class B shares         5,626,140              $       5.37
                                                                 Class C shares           237,852              $       5.35
                                                                 Class Y shares         4,101,540              $       5.52
                                                                                        ---------              ------------
* Including securities on loan, at value (Note 5)                                                              $    271,340
                                                                                                               ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2005 SEMIANNUAL REPORT

Statement of operations
AXP Threadneedle Global Balanced Fund

Six months ended April 30, 2005
(Unaudited)
Investment income
Income:
Dividends                                                                                                $  839,047
Interest                                                                                                    673,447
Fee income from securities lending (Note 5)                                                                     956
     Less foreign taxes withheld                                                                            (58,124)
                                                                                                            -------
Total income                                                                                              1,455,326
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                          471,137
Distribution fee
     Class A                                                                                                 76,488
     Class B                                                                                                155,157
     Class C                                                                                                  5,915
Transfer agency fee                                                                                         128,692
Incremental transfer agency fee
     Class A                                                                                                  6,989
     Class B                                                                                                  5,876
     Class C                                                                                                    183
Service fee -- Class Y                                                                                        9,034
Administrative services fees and expenses                                                                    31,971
Compensation of board members                                                                                 5,148
Custodian fees                                                                                               14,760
Printing and postage                                                                                         18,995
Registration fees                                                                                            20,340
Audit fees                                                                                                   10,375
Other                                                                                                         4,261
                                                                                                              -----
Total expenses                                                                                              965,321
     Earnings credits on cash balances (Note 2)                                                              (5,769)
                                                                                                             ------
Total net expenses                                                                                          959,552
                                                                                                            -------
Investment income (loss) -- net                                                                             495,774
                                                                                                            -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions (Note 3)                                                                       5,864,710
     Foreign currency transactions                                                                           12,857
                                                                                                             ------
Net realized gain (loss) on investments                                                                   5,877,567
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                    (223,322)
                                                                                                           --------
Net gain (loss) on investments and foreign currencies                                                     5,654,245
                                                                                                          ---------
Net increase (decrease) in net assets resulting from operations                                          $6,150,019
                                                                                                         ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2005 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Threadneedle Global Balanced Fund
                                                                                      April 30, 2005             Oct. 31, 2004
                                                                                     Six months ended             Year ended
                                                                                        (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                      $    495,774              $    579,391
Net realized gain (loss) on investments                                                 5,877,567                 5,362,031
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                    (223,322)                4,301,031
                                                                                         --------                 ---------
Net increase (decrease) in net assets resulting from operations                         6,150,019                10,242,453
                                                                                        ---------                ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                          (1,064,644)                 (304,857)
      Class B                                                                            (503,755)                       --
      Class C                                                                             (19,981)                       --
      Class Y                                                                            (286,576)                  (81,770)
                                                                                         --------                   -------
Total distributions                                                                    (1,874,956)                 (386,627)
                                                                                       ----------                  --------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                              9,989,919                12,342,103
   Class B shares                                                                       3,293,426                 4,322,699
   Class C shares                                                                         624,317                   237,249
   Class Y shares                                                                       9,943,742                 8,838,422
Reinvestment of distributions at net asset value
   Class A shares                                                                       1,023,956                   293,636
   Class B shares                                                                         488,217                        --
   Class C shares                                                                          19,503                        --
   Class Y shares                                                                         286,551                    81,761
Payments for redemptions
   Class A shares                                                                      (8,335,859)              (14,335,235)
   Class B shares (Note 2)                                                             (4,794,857)              (10,299,121)
   Class C shares (Note 2)                                                               (193,503)                 (164,780)
   Class Y shares                                                                        (567,209)               (3,905,336)
                                                                                         --------                ----------
Increase (decrease) in net assets from capital share transactions                      11,778,203                (2,588,602)
                                                                                       ----------                ----------
Total increase (decrease) in net assets                                                16,053,266                 7,267,224
Net assets at beginning of period                                                     100,044,405                92,777,181
                                                                                      -----------                ----------
Net assets at end of period                                                          $116,097,671              $100,044,405
                                                                                     ============              ============
Undistributed net investment income                                                  $    266,204              $  1,645,386
                                                                                     ------------              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2005 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Threadneedle Global Balanced Fund

(Unaudited as to April 30, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified open-end management investment company. The Fund invests primarily in equity and debt securities of issuers throughout the world. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, American Express Financial Corporation (AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the

--------------------------------------------------------------------------------
22   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2005 SEMIANNUAL REPORT
following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Illiquid Securities

At April 30, 2005, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at April 30, 2005 was $0. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
23   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2005 SEMIANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At April 30, 2005, foreign currency holdings consisted of multiple denominations, primarily British pounds.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

--------------------------------------------------------------------------------
24   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2005 SEMIANNUAL REPORT

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.79% to 0.665% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Global Flexible Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.08% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $30,822 for the six months ended April 30, 2005.

AEFC has a Subadvisory Agreement with Threadneedle International Limited, an indirect wholly owned subsidiary of AEFC, to subadvise the assets of the Fund.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.035% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

--------------------------------------------------------------------------------
25   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2005 SEMIANNUAL REPORT

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $82,241 for Class A, $14,032 for Class B and $258 for Class C for the six months ended April 30, 2005.

During the six months ended April 30, 2005, the Fund's custodian and transfer agency fees were reduced by $5,769 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $46,129,389 and $38,821,485, respectively, for the six months ended April 30, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                   Six months ended April 30, 2005
                                             Class A       Class B    Class C     Class Y
Sold                                       1,806,212      606,749    116,446    1,783,049
Issued for reinvested distributions          185,836       90,243      3,625       51,724
Redeemed                                  (1,507,559)    (884,210)   (35,879)    (101,760)
                                          ----------     --------    -------     --------
Net increase (decrease)                      484,489     (187,218)    84,192    1,733,013
                                             -------     --------     ------    ---------

                                                        Year ended Oct. 31, 2004
                                             Class A       Class B    Class C     Class Y
Sold                                       2,472,726      879,364     48,206    1,747,550
Issued for reinvested distributions           58,294           --         --       16,159
Redeemed                                  (2,866,353)  (2,107,582)   (33,478)    (772,959)
                                          ----------   ----------    -------     --------
Net increase (decrease)                     (335,333)  (1,228,218)    14,728      990,750
                                            --------   ----------     ------      -------

--------------------------------------------------------------------------------
26   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2005 SEMIANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

At April 30, 2005, securities valued at $271,340 were on loan to brokers. For collateral, the Fund received $284,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $956 for the six months ended April 30, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. FORWARD FOREIGN CURRENCY CONTRACTS

At April 30, 2005, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange date               Currency to     Currency to      Unrealized      Unrealized
                           be delivered     be received    appreciation    depreciation
May 9, 2005                     760,000         977,033         $    --          $1,034
                 European Monetary Unit     U.S. Dollar
May 17, 2005                  2,460,000       3,178,443          11,835              --
                 European Monetary Unit     U.S. Dollar
May 18, 2005                  1,325,000       1,066,828          13,592              --
                        Canadian Dollar     U.S. Dollar
                                                                -------          ------
Total                                                           $25,427          $1,034
                                                                -------          ------

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2005.

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $43,431,051 at Oct. 31, 2004, that if not offset by capital gains will expire as follows:

                   2009                     2010                     2011
                $30,518,697              $10,684,989              $2,227,365

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
27   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2005 SEMIANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2005(f)      2004        2003        2002       2001
Net asset value, beginning of period                                     $5.25        $4.73       $4.08       $4.53     $ 6.27
                                                                         -----        -----       -----       -----     ------
Income from investment operations:
Net investment income (loss)                                               .03          .04         .05         .07        .07
Net gains (losses) (both realized and unrealized)                          .30          .51         .64        (.50)     (1.27)
                                                                         -----        -----       -----       -----     ------
Total from investment operations                                           .33          .55         .69        (.43)     (1.20)
                                                                         -----        -----       -----       -----     ------
Less distributions:
Dividends from net investment income                                      (.10)        (.03)       (.04)       (.02)      (.03)
Distributions from realized gains                                           --           --          --          --       (.51)
                                                                         -----        -----       -----       -----     ------
Total distributions                                                       (.10)        (.03)       (.04)       (.02)      (.54)
                                                                         -----        -----       -----       -----     ------
Net asset value, end of period                                           $5.48        $5.25       $4.73       $4.08     $ 4.53
                                                                         -----        -----       -----       -----     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $62          $57         $53         $54        $80
Ratio of expenses to average daily net assets(b)                         1.54%(c)     1.49%       1.60%       1.48%      1.45%
Ratio of net investment income (loss) to average daily net assets        1.09%(c)      .83%       1.03%       1.38%      1.18%
Portfolio turnover rate (excluding short-term securities)                  37%          74%         90%         99%       173%
Total return(d)                                                          6.23%(e)    11.62%      16.91%      (9.48%)   (20.63%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
28   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2005 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2005(f)      2004        2003        2002       2001
Net asset value, beginning of period                                     $5.15        $4.65       $4.01       $4.47     $ 6.21
                                                                         -----        -----       -----       -----     ------
Income from investment operations:
Net investment income (loss)                                               .01          .01          --         .04        .01
Net gains (losses) (both realized and unrealized)                          .30          .49         .64        (.49)     (1.24)
                                                                         -----        -----       -----       -----     ------
Total from investment operations                                           .31          .50         .64        (.45)     (1.23)
                                                                         -----        -----       -----       -----     ------
Less distributions:
Dividends from net investment income                                      (.09)          --          --        (.01)        --
Distributions from realized gains                                           --           --          --          --       (.51)
                                                                         -----        -----       -----       -----     ------
Total distributions                                                       (.09)          --          --        (.01)      (.51)
                                                                         -----        -----       -----       -----     ------
Net asset value, end of period                                           $5.37        $5.15       $4.65       $4.01     $ 4.47
                                                                         -----        -----       -----       -----     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $30          $30         $33         $36        $53
Ratio of expenses to average daily net assets(b)                         2.30%(c)     2.25%       2.37%       2.25%      2.21%
Ratio of net investment income (loss) to average daily net assets         .32%(c)      .08%        .27%        .61%       .42%
Portfolio turnover rate (excluding short-term securities)                  37%          74%         90%         99%       173%
Total return(d)                                                          5.96%(e)    10.75%      15.96%     (10.19%)   (21.21%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
29   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2005 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2005(f)      2004        2003        2002       2001
Net asset value, beginning of period                                     $5.13        $4.64       $3.99       $4.46     $ 6.21
                                                                         -----        -----       -----       -----     ------
Income from investment operations:
Net investment income (loss)                                               .01          .01          --         .03        .02
Net gains (losses) (both realized and unrealized)                          .30          .48         .65        (.49)     (1.24)
                                                                         -----        -----       -----       -----     ------
Total from investment operations                                           .31          .49         .65        (.46)     (1.22)
                                                                         -----        -----       -----       -----     ------
Less distributions:
Dividends from net investment income                                      (.09)          --          --        (.01)      (.02)
Distributions from realized gains                                           --           --          --          --       (.51)
                                                                         -----        -----       -----       -----     ------
Total distributions                                                       (.09)          --          --        (.01)      (.53)
                                                                         -----        -----       -----       -----     ------
Net asset value, end of period                                           $5.35        $5.13       $4.64       $3.99     $ 4.46
                                                                         -----        -----       -----       -----     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                     $1           $1          $1          $1         $1
Ratio of expenses to average daily net assets(b)                         2.29%(c)     2.24%       2.36%       2.24%      2.21%
Ratio of net investment income (loss) to average daily net assets         .29%(c)      .08%        .26%        .60%       .41%
Portfolio turnover rate (excluding short-term securities)                  37%          74%         90%         99%       173%
Total return(d)                                                          6.06%(e)    10.56%      16.29%     (10.34%)   (21.17%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
30   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2005 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2005(f)      2004        2003        2002       2001
Net asset value, beginning of period                                     $5.28        $4.76       $4.10       $4.56     $ 6.30
                                                                         -----        -----       -----       -----     ------
Income from investment operations:
Net investment income (loss)                                               .04          .05         .07         .07        .08
Net gains (losses) (both realized and unrealized)                          .30          .51         .64        (.50)     (1.28)
                                                                         -----        -----       -----       -----     ------
Total from investment operations                                           .34          .56         .71        (.43)     (1.20)
                                                                         -----        -----       -----       -----     ------
Less distributions:
Dividends from net investment income                                      (.10)        (.04)       (.05)       (.03)      (.03)
Distributions from realized gains                                           --           --          --          --       (.51)
                                                                         -----        -----       -----       -----     ------
Total distributions                                                       (.10)        (.04)       (.05)       (.03)      (.54)
                                                                         -----        -----       -----       -----     ------
Net asset value, end of period                                           $5.52        $5.28       $4.76       $4.10     $ 4.56
                                                                         -----        -----       -----       -----     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $23          $13          $7          $4         $2
Ratio of expenses to average daily net assets(b)                         1.36%(c)     1.32%       1.43%       1.30%      1.31%
Ratio of net investment income (loss) to average daily net assets        1.24%(c)     1.00%       1.21%       1.52%      1.35%
Portfolio turnover rate (excluding short-term securities)                  37%          74%         90%         99%       173%
Total return(d)                                                          6.44%(e)    11.74%      17.32%      (9.55%)   (20.40%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
31   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2005 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended April 30, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
32   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2005 SEMIANNUAL REPORT

                                                          Beginning          Ending          Expenses
                                                        account value     account value     paid during       Annualized
                                                        Nov. 1, 2004     April 30, 2005    the period(a)     expense ratio
Class A
     Actual(b)                                             $1,000           $1,062.30          $7.92             1.54%
     Hypothetical (5% return before expenses)              $1,000           $1,017.25          $7.75             1.54%
Class B
     Actual(b)                                             $1,000           $1,059.60         $11.81             2.30%
     Hypothetical (5% return before expenses)              $1,000           $1,013.46         $11.55             2.30%
Class C
     Actual(b)                                             $1,000           $1,060.60         $11.76             2.29%
     Hypothetical (5% return before expenses)              $1,000           $1,013.51         $11.50             2.29%
Class Y
     Actual(b)                                             $1,000           $1,064.40          $7.00             1.36%
     Hypothetical (5% return before expenses)              $1,000           $1,018.15          $6.84             1.36%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended April 30, 2005: +6.23% for Class A, +5.96% for Class B, +6.06% for Class C and +6.44% for Class Y.

--------------------------------------------------------------------------------
33   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2005 SEMIANNUAL REPORT

Approval of Investment Management Services Agreement

American Express Financial Corporation (AEFC), a wholly-owned subsidiary of American Express Company, serves as the investment manager to the Fund. Under an Investment Management Services Agreement (the Agreement), AEFC provides investment advice and other services to the Fund. Throughout the year, the Funds' Board of Directors and the Board's Investment Review Committee monitor these services.

Each year the Board determines whether to continue the Agreement by evaluating the quality and level of service received and the costs associated with those services. AEFC prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations to assist the Board in making this determination. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Agreement.

On February 1, 2005, American Express Company announced its intention to pursue a spin-off of AEFC by distributing shares of the common stock of AEFC to shareholders of American Express Company. At a meeting held in person on April 14, 2005, the Board, including a majority of the independent members, approved the continuation of the Agreement for an interim period, not to exceed one year, ending on the later of (i) the effective date of the spin-off or (ii) the approval by the Fund's shareholders of a new investment management services agreement with AEFC (the Interim Period). The spin-off will not result in an "assignment" of the Agreement under the Investment Company Act of 1940 and, therefore, will not cause the termination of the Agreement according to its terms. In connection with the spin-off AEFC has proposed that going forward, services under the Agreement be provided by an affiliate, RiverSource Investments, LLC (RiverSource). Independent counsel advised the Board that it would be prudent, in connection with the spin-off, to consider a new agreement with RiverSource and to seek shareholder approval of that agreement as soon as practical thereafter.

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that over time the Fund's investment performance should be above the median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004 exceeded the median.

The Board noted that, in addition to portfolio management and investment research, AEFC provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and AEFC's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

--------------------------------------------------------------------------------
34   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2005 SEMIANNUAL REPORT

The Board also evaluated the price paid for the services provided by AEFC, noting the existence of a pricing philosophy, established by the Board and AEFC, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisors. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and data showing the Fund's contribution to AEFC's profitability. The Board determined that the total expense ratio of the Fund is below the median of its comparison group.

The Board considered the economies of scale that might be realized by AEFC as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contract Committee's discussion comparing the fees AEFC charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund, like the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by AEFC and its affiliates from its relationship with the Fund. The Board took into account the services acquired by AEFC through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that AEFC's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit AEFC to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to AEFC under the Agreement were fair and reasonable and determined to approve renewal of the Agreement for the Interim Period.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
35   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2005 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R) Threadneedle
         Global Equity
                Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  April 30, 2005

AXP Threadneedle Global Equity Fund seeks to provide shareholders with long-term capital growth.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                                             3

Performance Summary                                       4

Questions & Answers with Portfolio Management             6

Investments in Securities                                 9

Financial Statements (Portfolio)                         13

Notes to Financial Statements (Portfolio)                16

Financial Statements (Fund)                              20

Notes to Financial Statements (Fund)                     23

Fund Expenses Example                                    31

Approval of Investment Management Services Agreement     33

Proxy Voting                                             34

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company, the parent company of the Fund's investment manager, American Express Financial Corporation (AEFC), announced plans to pursue a spin-off of 100% of the common stock of AEFC to shareholders of American Express Company. The transaction, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company. Upon completion of the transaction AEFC will be a publicly traded company separate from American Express Company. The current agreements between the Fund and AEFC and its affiliates will remain in place. No changes in operations or personnel, including the portfolio manager or managers of the Fund, are anticipated. The current subadvisory agreement will remain in place.

[Dalbar logo]

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   ---   AXP THREADNEEDLE GLOBAL EQUITY FUND   ---   2005 SEMIANNUAL REPORT

Fund Snapshot
        AT APRIL 30, 2005

PORTFOLIO MANAGERS

Portfolio managers*                       Since       Years in industry
Dominic Rossi                             10/03              18
Steve Thornber                            10/03              17

* The Fund is managed by a team led by Dominic Rossi and Steve Thornber.

FUND OBJECTIVE

For investors seeking long-term capital growth.

Inception dates by class
A: 5/29/90        B: 3/20/95        C: 6/26/00       Y: 3/20/95

Ticker symbols by class
A: IGLGX          B: IDGBX          C: --            Y: IDGYX

Total net assets                                         $486.3 million

Number of holdings                                                  112

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
         X             LARGE
         X             MEDIUM   SIZE
         X             SMALL

COUNTRY COMPOSITION

Percentage of portfolio assets

(pie chart)

United States 37.2%
Japan 17.8%
Hong Kong 6.5%
France 5.6%
United Kingdom 5.0%
South Korea 4.6%
Switzerland 3.9%
Germany 3.7%
Italy 2.0%
Israel 1.6%
Brazil 1.4%
Canada 1.4%
Greece 1.0%
Netherlands 1.0%
Sweden 1.0%
Other* 6.3%

* Includes Bermuda, India, Ireland, Luxembourg, Mexico, Russia, South Africa, Taiwan and cash & short-term securities.

TOP TEN HOLDINGS

Percentage of portfolio assets

Citigroup (United States)                                          3.2%
Microsoft (United States)                                          3.1
Samsung Electronics (South Korea)                                  2.5
Total (France)                                                     2.2
UBS (Switzerland)                                                  2.2
Home Depot (United States)                                         2.2
Johnson & Johnson (United States)                                  2.0
Eni (Italy)                                                        2.0
New World Development (Hong Kong)                                  1.9
Sanofi-Aventis (France)                                            1.8

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small- or medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also may have fewer financial resources.

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   ---   AXP THREADNEEDLE GLOBAL EQUITY FUND   ---   2005 SEMIANNUAL REPORT

Performance Summary

(bar chart)

                             PERFORMANCE COMPARISON
                 For the six-month period ended April 30, 2005

                 +7.05%              +6.34%                +6.06%

+7.05% = AXP Threadneedle Global Equity Fund Class A (excluding sales charge) +6.34% = MSCI All Country World Index(1) (unmanaged)
+6.06% = Lipper Global Funds Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

(1) Morgan Stanley Capital International (MSCI) All Country World Index, an unmanaged index, is compiled from a composite of securities markets of 47 countries, including Canada, the United States and 26 emerging market countries. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Global Funds Index includes the 30 largest global funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   ---   AXP THREADNEEDLE GLOBAL EQUITY FUND   ---   2005 SEMIANNUAL REPORT

Performance Summary

AVERAGE ANNUAL TOTAL RETURNS
                                    Class A                   Class B                   Class C            Class Y
(Inception dates)                  (5/29/90)                 (3/20/95)                 (6/26/00)          (3/20/95)
                              NAV(1)     POP(2)         NAV(1)   After CDSC(3)    NAV(1)   After CDSC(4)    NAV(5)
at April 30, 2005
6 months*                    +7.05%     +0.89%         +6.78%      +2.78%        +6.84%      +5.84%         +7.36%
1 year                      +13.66%     +7.13%        +12.80%      +8.80%       +12.64%     +12.64%        +13.93%
3 years                      +4.73%     +2.68%         +3.95%      +3.01%        +3.90%      +3.90%         +4.96%
5 years                      -7.35%     -8.45%         -8.06%      -8.21%          N/A         N/A          -7.15%
10 years                     +3.72%     +3.11%         +2.93%      +2.93%          N/A         N/A          +3.90%
Since inception              +4.52%     +4.10%         +3.63%      +3.63%        -8.19%      -8.19%         +4.61%

at March 31, 2005
6 months*                   +12.81%     +6.32%        +12.18%      +8.18%       +12.28%     +11.28%        +12.67%
1 year                      +13.04%     +6.54%        +11.95%      +7.95%       +12.04%     +12.04%        +13.12%
3 years                      +4.25%     +2.21%         +3.40%      +2.46%        +3.43%      +3.43%         +4.42%
5 years                      -8.02%     -9.10%         -8.75%      -8.90%          N/A         N/A          -7.86%
10 years                     +4.47%     +3.85%         +3.66%      +3.66%          N/A         N/A          +4.63%
Since inception              +4.73%     +4.32%         +3.93%      +3.93%        -7.81%      -7.81%         +4.90%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

* Not annualized.

--------------------------------------------------------------------------------
5   ---   AXP THREADNEEDLE GLOBAL EQUITY FUND   ---   2005 SEMIANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Below, portfolio managers Dominic Rossi and Stephen Thornber discuss the Fund's results and positioning for the semiannual period.

Q: How did AXP Threadneedle Global Equity Fund perform for the six months ended April 30, 2005?

A: AXP Threadneedle Global Equity Fund rose 7.05% (Class A shares excluding sales charge) for the six months ended April 30, 2005. The Fund outperformed its benchmark, the MSCI All Country World Index, which advanced 6.34% for the period. The Fund's peer group, as represented by the Lipper Global Funds Index, was up 6.06% for the same time frame.

Q:  How did market conditions and country positioning affect performance?

A: Stock selection was positive during the semiannual period, and we were pleased to see the breadth of performance in stock selection coming from all around the world and in a variety of sectors.

    One of the strongest performing stocks in the Fund was Valero Energy, a U.S.-based refining company. The company's stock jumped approximately 60% during the first few months of the year. A cyclical upswing in refining and marketing margins around the world propelled the stock forward.

    Two companies the Fund has held for a long time and continues to own reported strong year-end results in the first quarter of the calendar year. Espirit, the Hong Kong retailer, and Nobel Biocare, the European based orthodontic company, are genuine growth companies and have performed extremely well over the years.

    Finally, the Fund was helped by a recovery in the pharmaceuticals sector, which rose as investors sought out the sector's defensive growth characteristics. We had been maintaining a low exposure to the sector. In the health care sector, the Fund's holding in St. Jude Medical benefited from a solid earnings report as well as the sector's surge. In addition, the Fund's large exposure to Citigroup and Hong Kong real estate developer New World Development added significant value to performance.

    Some stocks that performed poorly during the period include Ameritrade, a U.S.-based online broker, and Check Point Software Technologies, an Internet software company based in Israel that has been very volatile. We have owned Check Point for more than a year now, and we continue to feel positive about the company and think it will deliver.

    In terms of sector allocation, we saw poor performance in consumer discretionary as well as in media stocks overall. The other weak areas were materials and information technology where the Fund's large exposure ended

--------------------------------------------------------------------------------
6   ---   AXP THREADNEEDLE GLOBAL EQUITY FUND   ---   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We continue to be positive on Japan, and we raised our weighting during the period making it the Fund's largest overweight. (end callout quote)

    up hurting performance a bit even though actual stock selection was good.

    In our country selection, we lost some ground over the period because we had less exposure in the U.S. market and more exposure in places like Japan and Latin America when the U.S. dollar, in particular, had a strong period. These positions were somewhat mitigated by the Fund's large exposure in Hong Kong, which bucked the global trend of equity market weakness during the period.

Q:  What changes did you make to the Fund and how is it currently positioned?

A: We made some significant changes on a country basis during the period. We continue to be positive on Japan, and we raised our weighting during the period making it the Fund's largest overweight. Japanese equities strike us as attractively valued given our expectation of a gradual economic recovery, ongoing productivity gains and a growing trend toward merger and acquisition activity. Unfortunately, our large exposure hasn't worked so far, but we are confident that it will, and even with the overweight, the Fund has continued to perform quite well.

    At the start of the semiannual period, we reduced our position in Latin America after we started getting nervous about the rising interest rates in the U.S. and the subsequent effect on Latin America, which still relies on capital flow to some degree. We sold many of our holdings in Latin America and used the money toward our holdings in Japan.

    During the period, we also put more money into Korea, particularly in some of the cyclicals there that have worked well. We also added to Europe somewhat. However, our U.S. weightings are almost at our minimum exposure. We are confident in our position to remain underweight in the U.S. because we feel valuations there are less compelling given the backdrop of rising interest rates and slowing economic growth.

    In terms of sectors, we became a little more defensive as the period progressed. The Fund's large exposure in materials and energy proved mildly negative, so we reduced our positions in both sectors. The materials sector is neutral to the weighting in the Fund's benchmark, the MSCI All Country World Index. Energy

--------------------------------------------------------------------------------
7   ---   AXP THREADNEEDLE GLOBAL EQUITY FUND   ---   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Portfolio activity during April saw us reducing risk in light of the more cautious tone in the markets. (end callout quote)

    remains slightly overweight relative to the benchmark index, and we are not tempted to reduce energy further given our view that oil prices are likely to remain well supported over the medium term. In addition, we have a low exposure in the industrials and consumer staples sectors, and we reduced our position in financials early in the quarter and maintain a low exposure there.

    Specifically, portfolio activity during April saw us reducing risk in light of the more cautious tone in the markets. The large-cap bias of the Fund was enhanced and positions were bolstered in defensive areas such as tobacco and pharmaceuticals. At the same time, we reduced cyclical exposure. It is clear that economic momentum is waning, and, with this in mind, we are likely to reduce the cyclical content of the portfolio going forward.

Q:  What is the Fund's tactical view and strategy for the months ahead?

A: We believe that in many markets, specifically the U.K. and the United States, the earnings cycle is near a peak in terms of margins and in terms of capital. We are likely to experience just as many profit warnings as profit surprises. We think it will be a difficult year for equities in that respect and given the fact that interest rates are clearly on the rise. Rising interest rates are not good for equities in developed markets. Rising rates will also impact emerging markets, which is why we brought down the weightings there.

    Our large exposure to Japan has not performed as well as we expected, however in our view, earnings growth and return on capital in Japan are still rising and have significant expansion potential. We think in the medium term there will likely be an increase in profitability in Asia and a decrease in profitability in the Western Hemisphere. Given the fact that there is growth in Japan and growth in China, we continue to have a large exposure to cyclicals because we know those markets, in the end, will be supported by earnings growth.

--------------------------------------------------------------------------------
8   ---   AXP THREADNEEDLE GLOBAL EQUITY FUND   ---   2005 SEMIANNUAL REPORT

Investments in Securities

World Growth Portfolio

April 30, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (97.7%)(c)
Issuer                                        Shares                   Value(a)

Bermuda (0.5%)

Insurance
PartnerRe                                      39,402                 $2,296,349

Brazil (1.4%)

Energy (0.5%)
Petroleo Brasileiro ADR                        59,394                  2,490,390

Metals (0.9%)
Cia Vale do Rio Doce ADR                      192,905                  4,475,396

Canada (1.4%)

Energy
EnCana                                         67,020                  4,290,430
Suncor Energy                                  67,359                  2,482,853
Total                                                                  6,773,283

France (5.6%)

Aerospace & defense (0.5%)
Thales                                         54,036                  2,193,163

Automotive & related (0.4%)
Renault                                        22,556                  1,890,383

Energy (2.2%)
Total                                          49,137                 10,925,727

Machinery (0.7%)
Schneider Electric                             49,686                  3,580,849

Multi-industry (1.8%)
Sanofi-Aventis                                100,000                  8,854,593

Germany (2.9%)

Banks and savings & loans (0.9%)
Hypo Real Estate Holding                      110,000(b)               4,558,057

Computer software & services (0.4%)
SAP                                            13,803                  2,177,655

Health care products (0.3%)
Schering                                       18,475                  1,216,221

Common stocks (continued)
Issuer                                        Shares                   Value(a)

Germany (cont.)

Utilities -- electric (1.3%)
RWE                                           100,000                 $5,970,464

Greece (1.0%)

Building materials & construction
TITAN Cement                                  153,130                  4,860,773

Hong Kong (6.6%)

Financial services (0.9%)
Sun Hung Kai Properties441,000              4,223,329

Real estate (3.0%)
Henderson Land Development                  1,146,000                  5,336,008
New World Development                       8,740,600                  9,402,242
Total                                                                 14,738,250

Retail -- general (2.7%)
Esprit Holdings                               723,500                  5,389,902
Giordano Intl                               5,812,000                  4,038,667
Lifestyle Intl Holdings                     2,247,500                  3,525,227
Total                                                                 12,953,796

India (0.5%)

Banks and savings & loans
State Bank of India GDR                        73,294                  2,627,590

Ireland (0.2%)

Banks and savings & loans
Anglo Irish Bank                              101,205                  1,164,503

Israel (1.6%)

Computer software & services
Check Point Software
  Technologies                                381,723(b)               7,997,096

Italy (2.0%)

Energy
Eni                                           386,944                  9,729,128

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9   ---   AXP THREADNEEDLE GLOBAL EQUITY FUND   ---   2005 SEMIANNUAL REPORT

Issuer                                        Shares                   Value(a)

Japan (18.0%)

Automotive & related (1.0%)
Honda Motor                                    48,300                 $2,324,695
Toyota Motor                                   64,900                  2,355,154
Total                                                                  4,679,849

Banks and savings & loans (2.6%)
Bank of Kyoto                                 511,000(d)               4,312,153
Chiba Bank                                    618,000                  3,801,443
Mitsubishi Tokyo Financial Group                  489                  4,226,908
Total                                                                 12,340,504

Broker dealers (1.2%)
Matsui Securities                             438,000(d)               5,942,525

Building materials & construction (0.8%)
Nishimatsu Construction                       690,000                  2,580,778
Okumura                                       172,000                  1,066,142
Total                                                                  3,646,920

Electronics (1.6%)
eAccess                                         3,899                  2,994,267
Keyence                                        20,900                  4,611,476
Total                                                                  7,605,743

Energy (1.1%)
Nippon Oil                                    749,000                  5,285,844

Engineering & construction (1.0%)
Daiwa House Industry                          454,000                  5,091,675

Financial services (0.8%)
Aiful                                          45,750                  3,404,311
Kobayashi Yoko                                 22,100                    404,554
Total                                                                  3,808,865

Home building (1.1%)
Daito Trust Construction                      137,300                  5,483,710

Machinery (2.4%)
Amada                                         882,000                  5,451,011
Komatsu                                       876,000                  6,168,693
Total                                                                 11,619,704

Metals (0.8%)
Nisshin Steel                               1,488,000                  3,827,028

Multi-industry (1.0%)
Canon                                          97,100                  5,050,985

Real estate (1.8%)
GOLDCREST                                      66,230                  3,669,525
Mitsui Fudosan                                446,000                  4,977,757
Total                                                                  8,647,282

Common stocks (continued)
Issuer                                        Shares                   Value(a)

Japan (cont.)

Textiles & apparel (0.8%)
ONWARD Kashiyama                              308,000                 $3,955,451

Luxembourg (0.9%)

Metals
Arcelor                                       225,071                  4,562,739

Mexico (0.4%)

Cellular telecommunications
America Movil ADR Series L35,481            1,761,632

Netherlands (1.0%)

Food
Royal Numico                                  116,037(b)               4,800,281

Russia (0.7%)

Utilities -- telephone
Mobile Telesystems ADR                         98,892                  3,322,771

South Africa (0.7%)

Retail -- general
Massmart Holdings                             485,061                  3,506,261

South Korea (4.6%)

Chemicals (0.5%)
Hanwha Chemical                               200,000                  2,374,336

Electronics (2.5%)
Samsung Electronics                            26,451                 12,098,823

Engineering & construction (0.9%)
Hyundai Development                           212,240                  4,242,674

Metals (0.7%)
POSCO                                          19,831                  3,612,719

Sweden (1.0%)

Telecom equipment & services
Telefonaktiebolaget
  LM Ericsson Cl B                          1,650,539                  4,885,608

Switzerland (3.9%)

Banks and savings & loans (2.2%)
UBS                                           135,866                 10,864,677

Food (0.5%)
Nestle                                          9,228                  2,428,518

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   ---   AXP THREADNEEDLE GLOBAL EQUITY FUND   ---   2005 SEMIANNUAL REPORT

Issuer                                        Shares                   Value(a)

Switzerland (cont.)

Health care products (1.2%)
Nobel Biocare Holding                          27,121                 $5,807,130

Taiwan (0.5%)

Financial services
Hung Poo Real Estate
  Development                               3,778,000                  2,488,097

United Kingdom (5.0%)

Aerospace & defense (--%)
Rolls-Royce Group Cl B                     19,880,400                     38,862

Cellular telecommunications (0.8%)
Vodafone Group                              1,545,044                  4,037,930

Energy (1.0%)
BP                                            491,338                  5,006,793

Financial services (0.5%)
3i Group                                      191,538                  2,343,421

Food (1.0%)
Cadbury Schweppes                             470,444                  4,729,967

Metals (0.4%)
BHP Billiton                                  170,185                  2,083,144

Retail -- grocery (1.3%)
Tesco                                       1,061,938                  6,269,190

United States (37.3%)

Beverages & tobacco (1.7%)
Altria Group                                   89,015                  5,785,084
PepsiCo                                        46,676                  2,597,053
Total                                                                  8,382,137

Broker dealers (2.3%)
Ameritrade Holding                            357,950(b)               3,751,316
Bear Stearns Companies                         37,617                  3,560,825
Lehman Brothers Holdings                       43,587                  3,997,800
Total                                                                 11,309,941

Cellular telecommunications (1.7%)
American Tower Cl A                           270,785(b)               4,665,626
SpectraSite                                    65,934(b)               3,700,875
Total                                                                  8,366,501

Computer hardware (1.1%)
Dell                                          154,490(b)               5,380,887

Common stocks (continued)
Issuer                                        Shares                   Value(a)

United States (cont.)

Computer software & services (5.8%)
Adobe Systems                                  66,727                 $3,968,255
Autodesk                                      123,199                  3,921,424
Google Cl A                                    19,767(b)               4,348,740
Microsoft                                     602,769                 15,250,055
Total                                                                 27,488,474

Energy (2.4%)
Anadarko Petroleum                             32,142                  2,347,652
Burlington Resources                           49,305                  2,396,716
Forest Oil                                     74,787(b)               2,881,543
Massey Energy                                  38,448                  1,388,357
Valero Energy                                  42,181                  2,890,664
Total                                                                 11,904,932

Energy equipment & services (0.4%)
ENSCO Intl                                     66,219                  2,158,739

Finance companies (3.2%)
Citigroup                                     333,327                 15,653,036

Financial services (1.0%)
Goldman Sachs Group                            31,760                  3,391,651
Intl Securities Exchange                       48,503(b)               1,276,599
Total                                                                  4,668,250

Furniture & appliances (0.7%)
Tempur-Pedic Intl                             187,841(b)               3,585,885

Health care products (6.5%)
Abbott Laboratories                            79,986                  3,932,111
Amgen                                          30,274(b)               1,762,250
Johnson & Johnson                             142,325                  9,767,764
Laboratory Corp of
  America Holdings                             64,205(b)               3,178,148
Myogen                                        161,959(b)               1,052,734
St. Jude Medical                              193,443(b)               7,550,079
Zimmer Holdings                                44,678(b)               3,637,683
Total                                                                 30,880,769

Health care services (2.0%)
DaVita                                         71,672(b)               2,888,382
WellPoint                                      52,054(b)               6,649,898
Total                                                                  9,538,280

Insurance (1.5%)
American Intl Group                            97,213                  4,943,281
Genworth Financial Cl A                        91,060                  2,545,127
Total                                                                  7,488,408

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   ---   AXP THREADNEEDLE GLOBAL EQUITY FUND   ---   2005 SEMIANNUAL REPORT

Issuer                                        Shares                   Value(a)

United States (cont.)

Media (1.2%)
Dex Media                                     205,824                 $4,507,545
Lamar Advertising Cl A                         31,970(b)               1,195,039
Total                                                                  5,702,584

Retail -- drugstores (1.6%)
CVS                                            56,862                  2,932,942
Walgreen                                      118,127                  5,086,549
Total                                                                  8,019,491

Retail -- general (4.2%)
Dillard's Cl A                                150,629                  3,505,137
Home Depot                                    302,863                 10,712,264
Staples                                       185,069                  3,529,256
TJX Companies                                 118,204                  2,677,321
Total                                                                 20,423,978

Total common stocks
(Cost: $437,277,648)                                                $474,900,945

Preferred stock (0.9%)(c)
Issuer                                        Shares                   Value(a)

Germany
Porsche                                         6,537                 $4,216,345

Total preferred stock
(Cost: $3,369,108)                                                    $4,216,345

Short-term securities (1.7%)(e)
Issuer                 Effective              Amount                  Value(a)
                         yield              payable at
                                             maturity

U.S. government agencies
Federal Home Loan Mtge Corp Disc Nt
  06-13-05                2.79%            $3,500,000                 $3,487,821
Federal Natl Mtge Assn Disc Nt
  06-02-05                2.77              5,000,000                  4,986,967

Total short-term securities
(Cost: $8,475,116)                                                    $8,474,788

Total investments in securities
(Cost: $449,121,872)(f)                                             $487,592,078

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)     Non-income producing.

(c)     Foreign security values are stated in U.S. dollars.

(d) At April 30, 2005, security was partially or fully on loan. See Note 4 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 1.0% of net assets. See Note 4 to the financial statements. 0.7% of net assets is the Portfolio's cash equivalent position.

(f) At April 30, 2005, the cost of securities for federal income tax purposes was approximately $449,122,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

        Unrealized appreciation                                   $ 50,018,000
        Unrealized depreciation                                    (11,548,000)
                                                                   -----------
        Net unrealized appreciation                               $ 38,470,000
                                                                  ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
12   ---   AXP THREADNEEDLE GLOBAL EQUITY FUND   ---   2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
World Growth Portfolio

April 30, 2005 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $449,121,872)                                             $487,592,078
Foreign currency holdings (identified cost $885,178) (Note 1)                      896,012
Dividends and accrued interest receivable                                        1,848,363
Receivable for investment securities sold                                        9,808,805
                                                                                 ---------
Total assets                                                                   500,145,258
                                                                               -----------
Liabilities
Disbursements in excess of cash on demand deposit                                  299,578
Payable for investment securities purchased                                      8,845,192
Payable upon return of securities loaned (Note 4)                                4,661,750
Accrued investment management services fee                                          10,389
Other accrued expenses                                                              52,937
                                                                                    ------
Total liabilities                                                               13,869,846
                                                                                ----------
Net assets                                                                    $486,275,412
                                                                              ============
*Including securities on loan, at value (Note 4)                              $  4,498,615
                                                                              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   ---   AXP THREADNEEDLE GLOBAL EQUITY FUND   ---   2005 SEMIANNUAL REPORT

Statement of operations
World Growth Portfolio

Six months ended April 30, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                      $ 6,178,149
Interest                                                                            45,123
Fee income from securities lending (Note 4)                                         69,893
   Less foreign taxes withheld                                                    (446,123)
                                                                                  --------
Total income                                                                     5,847,042
                                                                                 ---------
Expenses (Note 2):
Investment management services fee                                               2,108,740
Compensation of board members                                                        5,540
Custodian fees                                                                      85,043
Audit fees                                                                          14,250
Other                                                                                8,749
                                                                                     -----
Total expenses                                                                   2,222,322
   Earnings credits on cash balances (Note 2)                                       (2,235)
                                                                                    ------
Total net expenses                                                               2,220,087
                                                                                 ---------
Investment income (loss) -- net                                                  3,626,955
                                                                                 ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                               35,869,533
   Foreign currency transactions                                                    20,427
                                                                                    ------
Net realized gain (loss) on investments                                         35,889,960
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           (3,671,642)
                                                                                ----------
Net gain (loss) on investments and foreign currencies                           32,218,318
                                                                                ----------
Net increase (decrease) in net assets resulting from operations                $35,845,273
                                                                               ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   ---   AXP THREADNEEDLE GLOBAL EQUITY FUND   ---   2005 SEMIANNUAL REPORT

Statements of changes in net assets
World Growth Portfolio
                                                                                    April 30, 2005              Oct. 31, 2004
                                                                                   Six months ended              Year ended
                                                                                      (Unaudited)
Operations
Investment income (loss) -- net                                                      $  3,626,955              $  3,837,875
Net realized gain (loss) on investments                                                35,889,960                42,451,978
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  (3,671,642)               11,388,618
                                                                                       ----------                ----------
Net increase (decrease) in net assets resulting from operations                        35,845,273                57,678,471
                                                                                       ----------                ----------
Proceeds from contributions                                                             1,753,211                   954,259
Fair value of withdrawals                                                             (25,226,046)              (98,738,060)
                                                                                      -----------               -----------
Net contributions (withdrawals) from partners                                         (23,472,835)              (97,783,801)
                                                                                      -----------               -----------
Total increase (decrease) in net assets                                                12,372,438               (40,105,330)
Net assets at beginning of period                                                     473,902,974               514,008,304
                                                                                      -----------               -----------
Net assets at end of period                                                          $486,275,412              $473,902,974
                                                                                     ============              ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   ---   AXP THREADNEEDLE GLOBAL EQUITY FUND   ---   2005 SEMIANNUAL REPORT

Notes to Financial Statements

World Growth Portfolio

(Unaudited as to April 30, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

World Growth Portfolio (the Portfolio) is a series of World Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Portfolio invests primarily in equity securities of companies around the world, including companies located in developed and emerging countries. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Trustees of the portfolios, American Express Financial Corporation
(AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options.

--------------------------------------------------------------------------------
16   ---   AXP THREADNEEDLE GLOBAL EQUITY FUND   ---   2005 SEMIANNUAL REPORT

The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At April 30, 2005, foreign currency holdings consisted of multiple denominations.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
17   ---   AXP THREADNEEDLE GLOBAL EQUITY FUND   ---   2005 SEMIANNUAL REPORT

Guarantees and indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, certain of the Portfolio's contracts with its service providers contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets that declines from 0.8% to 0.675% annually as the Portfolio's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Threadneedle Global Equity Fund to the Lipper Global Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $142,143 for the six months ended April 30, 2005.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with Threadneedle International Limited, an indirect wholly-owned subsidiary of AEFC, to subadvise the assets of the portfolio.

--------------------------------------------------------------------------------
18   ---   AXP THREADNEEDLE GLOBAL EQUITY FUND   ---   2005 SEMIANNUAL REPORT

During the six months ended April 30, 2005, the Portfolio's custodian fees were reduced by $2,235 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $242,293,296 and $259,183,958, respectively, for the six months ended April 30, 2005. Realized gains and losses are determined on an identified cost basis.

4. LENDING OF PORTFOLIO SECURITIES

At April 30, 2005, securities valued at $4,498,615 were on loan to brokers. For collateral, the Portfolio received $4,661,750 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $69,893 for the six months ended April 30, 2005. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended Oct. 31,                                             2005(e)       2004      2003        2002      2001
Ratio of expenses to average daily net assets(a)                         .89%(b)       .71%      .74%        .72%      .62%
Ratio of net investment income (loss) to average daily net assets       1.45%(b)       .78%     1.01%        .67%      .95%
Portfolio turnover rate (excluding short-term securities)                 49%          104%      132%        123%      218%
Total return(c)                                                         7.55%(d)     12.26%    18.91%     (15.58%)  (34.42%)

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b)  Adjusted to an annual basis.

(c) Total return is based on a calculated Portfolio net asset value and does not reflect payment of a sales charge.

(d)  Not annualized.

(e)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
19   ---   AXP THREADNEEDLE GLOBAL EQUITY FUND   ---   2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Threadneedle Global Equity Fund

April 30, 2005 (Unaudited)
Assets
Investment in Portfolio (Note 1)                                                                             $  486,206,057
Capital shares receivable                                                                                           324,379
                                                                                                                    -------
Total assets                                                                                                    486,530,436
                                                                                                                -----------
Liabilities
Capital shares payable                                                                                              146,381
Accrued distribution fee                                                                                              5,435
Accrued service fee                                                                                                      15
Accrued transfer agency fee                                                                                           3,015
Accrued administrative services fee                                                                                     759
Other accrued expenses                                                                                               69,775
                                                                                                                     ------
Total liabilities                                                                                                   225,380
                                                                                                                    -------
Net assets applicable to outstanding capital stock                                                           $  486,305,056
                                                                                                             ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $      896,425
Additional paid-in capital                                                                                    1,043,861,769
Excess of distributions over net investment income                                                                 (920,537)
Accumulated net realized gain (loss) (Note 5)                                                                  (596,111,982)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            38,579,381
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                     $  486,305,056
                                                                                                             ==============
Net assets applicable to outstanding shares:               Class A                                           $  373,408,556
                                                           Class B                                           $  105,716,072
                                                           Class C                                           $    1,546,614
                                                           Class Y                                           $    5,633,814
Net asset value per share of outstanding capital stock:    Class A shares              67,995,260            $         5.49
                                                           Class B shares              20,330,269            $         5.20
                                                           Class C shares                 299,213            $         5.17
                                                           Class Y shares               1,017,767            $         5.54
                                                                                        ---------            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   ---   AXP THREADNEEDLE GLOBAL EQUITY FUND   ---   2005 SEMIANNUAL REPORT

Statement of operations
AXP Threadneedle Global Equity Fund

Six months ended April 30, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                                                       $ 6,177,288
Interest                                                                                                             45,111
Fee income from securities lending                                                                                   69,883
   Less foreign taxes withheld                                                                                     (446,060)
                                                                                                                   --------
Total income                                                                                                      5,846,222
                                                                                                                  ---------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                                 2,219,779
Distribution fee
   Class A                                                                                                          479,144
   Class B                                                                                                          547,381
   Class C                                                                                                            6,710
Transfer agency fee                                                                                                 664,036
Incremental transfer agency fee
   Class A                                                                                                           55,051
   Class B                                                                                                           29,600
   Class C                                                                                                              328
Service fee -- Class Y                                                                                                2,628
Administrative services fees and expenses                                                                           142,583
Compensation of board members                                                                                         5,148
Printing and postage                                                                                                 86,500
Registration fees                                                                                                    28,380
Audit fees                                                                                                            4,750
Other                                                                                                                 9,416
                                                                                                                      -----
Total expenses                                                                                                    4,281,434
   Earnings credits on cash balances (Note 2)                                                                        (7,531)
                                                                                                                     ------
Total net expenses                                                                                                4,273,903
                                                                                                                  ---------
Investment income (loss) -- net                                                                                   1,572,319
                                                                                                                  ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                         35,864,858
   Foreign currency transactions                                                                                     20,433
                                                                                                                     ------
Net realized gain (loss) on investments                                                                          35,885,291
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            (3,671,329)
                                                                                                                 ----------
Net gain (loss) on investments and foreign currencies                                                            32,213,962
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                 $33,786,281
                                                                                                                ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   ---   AXP THREADNEEDLE GLOBAL EQUITY FUND   ---   2005 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Threadneedle Global Equity Fund
                                                                                      April 30, 2005             Oct. 31, 2004
                                                                                     Six months ended             Year ended
                                                                                        (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                      $  1,572,319              $   (598,332)
Net realized gain (loss) on investments                                                35,885,291                42,447,414
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  (3,671,329)               11,386,564
                                                                                       ----------                ----------
Net increase (decrease) in net assets resulting from operations                        33,786,281                53,235,646
                                                                                       ----------                ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                          (2,338,418)                  (95,223)
      Class C                                                                              (2,880)                       --
      Class Y                                                                             (38,051)                   (2,413)
                                                                                          -------                    ------
Total distributions                                                                    (2,379,349)                  (97,636)
                                                                                       ----------                   -------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                             34,349,738                46,610,187
   Class B shares                                                                      11,201,461                 7,409,628
   Class C shares                                                                         715,736                   260,184
   Class Y shares                                                                       1,253,716                 1,305,145
Reinvestment of distributions at net asset value
   Class A shares                                                                       2,297,172                    93,330
   Class C shares                                                                           2,823                        --
   Class Y shares                                                                          38,052                     2,413
Payments for redemptions
   Class A shares                                                                     (51,695,083)              (88,638,536)
   Class B shares (Note 2)                                                            (16,311,721)              (57,159,405)
   Class C shares (Note 2)                                                               (193,029)                 (378,214)
   Class Y shares                                                                        (427,278)               (2,804,270)
                                                                                         --------                ----------
Increase (decrease) in net assets from capital share transactions                     (18,768,413)              (93,299,538)
                                                                                      -----------               -----------
Total increase (decrease) in net assets                                                12,638,519               (40,161,528)
Net assets at beginning of period                                                     473,666,537               513,828,065
                                                                                      -----------               -----------
Net assets at end of period                                                          $486,305,056              $473,666,537
                                                                                     ============              ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22   ---   AXP THREADNEEDLE GLOBAL EQUITY FUND   ---   2005 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Threadneedle Global Equity Fund

(Unaudited as to April 30, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in World Growth Portfolio

The Fund invests all of its assets in World Growth Portfolio (the Portfolio), a series of World Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in equity securities of companies around the world that are positioned to meet market needs in a changing world economy.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund at April 30, 2005 was 99.99%.

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Trustees of the portfolios, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer

--------------------------------------------------------------------------------
23   ---   AXP THREADNEEDLE GLOBAL EQUITY FUND   ---   2005 SEMIANNUAL REPORT
reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

--------------------------------------------------------------------------------
24   ---   AXP THREADNEEDLE GLOBAL EQUITY FUND   ---   2005 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.035% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with Threadneedle International Limited, an indirect wholly-owned subsidiary of AEFC, to subadvise the assets of the portfolio.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $315,026 for Class A, $42,902 for Class B and $346 for Class C for the six months ended April 30, 2005.

--------------------------------------------------------------------------------
25   ---   AXP THREADNEEDLE GLOBAL EQUITY FUND   ---   2005 SEMIANNUAL REPORT

During the six months ended April 30, 2005, the Fund's transfer agency fees were reduced by $7,531 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                               Six months ended April 30, 2005
                                              Class A           Class B          Class C           Class Y
Sold                                        6,158,949         2,115,046          137,753           224,835
Issued for reinvested distributions           417,667                --              544             6,869
Redeemed                                   (9,286,741)       (3,085,135)         (36,595)          (76,086)
                                           ----------        ----------          -------           -------
Net increase (decrease)                    (2,710,125)         (970,089)         101,702           155,618
                                           ----------          --------          -------           -------

                                                                  Year ended Oct. 31, 2004
                                              Class A           Class B          Class C           Class Y
Sold                                        9,625,192         1,590,230           55,798           264,315
Issued for reinvested distributions            19,608                --               --               504
Redeemed                                  (18,107,612)      (12,478,367)         (81,146)         (572,441)
                                          -----------       -----------          -------          --------
Net increase (decrease)                    (8,462,812)      (10,888,137)         (25,348)         (307,622)
                                           ----------       -----------          -------          --------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2005.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $631,430,152 at Oct. 31, 2004, that if not offset by capital gains will expire as follows:

                            2009             2010              2011
                        $457,285,316     $143,634,885       $30,509,951

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
26   ---   AXP THREADNEEDLE GLOBAL EQUITY FUND   ---   2005 SEMIANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                            2005(f)      2004         2003        2002      2001
Net asset value, beginning of period                                    $5.16        $4.62        $3.92       $4.69    $ 8.74
                                                                        -----        -----        -----       -----    ------
Income from investment operations:
Net investment income (loss)                                              .03           --          .01          --       .02
Net gains (losses) (both realized and unrealized)                         .33          .54          .69        (.77)    (2.71)
                                                                        -----        -----        -----       -----    ------
Total from investment operations                                          .36          .54          .70        (.77)    (2.69)
                                                                        -----        -----        -----       -----    ------
Less distributions:
Dividends from and in excess of net investment income                    (.03)          --           --          --      (.02)
Distributions from realized gains                                          --           --           --          --     (1.34)
                                                                        -----        -----        -----       -----    ------
Total distributions                                                      (.03)          --           --          --     (1.36)
                                                                        -----        -----        -----       -----    ------
Net asset value, end of period                                          $5.49        $5.16        $4.62       $3.92    $ 4.69
                                                                        -----        -----        -----       -----    ------
Ratios/supplemental data
Net assets, end of period (in millions)                                  $373         $364         $366        $406      $714
Ratio of expenses to average daily net assets(b)                        1.54%(c)     1.41%        1.50%       1.39%     1.18%
Ratio of net investment income (loss) to average daily net assets        .80%(c)      .07%         .26%        .01%      .39%
Portfolio turnover rate (excluding short-term securities)                 49%         104%         132%        123%      218%
Total return(d)                                                         7.05%(e)    11.72%       17.86%     (16.42%)  (34.83%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
27   ---   AXP THREADNEEDLE GLOBAL EQUITY FUND   ---   2005 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                             2005(f)      2004         2003        2002      2001
Net asset value, beginning of period                                    $4.87        $4.40        $3.76       $4.53    $ 8.53
                                                                        -----        -----        -----       -----    ------
Income from investment operations:
Net investment income (loss)                                               --         (.03)        (.03)       (.04)     (.02)
Net gains (losses) (both realized and unrealized)                         .33          .50          .67        (.73)    (2.64)
                                                                        -----        -----        -----       -----    ------
Total from investment operations                                          .33          .47          .64        (.77)    (2.66)
                                                                        -----        -----        -----       -----    ------
Less distributions:
Distributions from realized gains                                          --           --           --          --     (1.34)
                                                                        -----        -----        -----       -----    ------
Net asset value, end of period                                          $5.20        $4.87        $4.40       $3.76    $ 4.53
                                                                        -----        -----        -----       -----    ------
Ratios/supplemental data
Net assets, end of period (in millions)                                  $106         $104         $142        $173      $309
Ratio of expenses to average daily net assets(b)                        2.32%(c)     2.18%        2.27%       2.16%     1.95%
Ratio of net investment income (loss) to average daily net assets        .02%(c)     (.66%)       (.52%)      (.77%)    (.38%)
Portfolio turnover rate (excluding short-term securities)                 49%         104%         132%        123%      218%
Total return(d)                                                         6.78%(e)    10.68%       17.02%     (17.00%)  (35.38%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
28   ---   AXP THREADNEEDLE GLOBAL EQUITY FUND   ---   2005 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                             2005(f)      2004         2003        2002      2001
Net asset value, beginning of period                                    $4.85        $4.38        $3.75       $4.52    $ 8.54
                                                                        -----        -----        -----       -----    ------
Income from investment operations:
Net investment income (loss)                                               --         (.02)        (.03)       (.04)     (.02)
Net gains (losses) (both realized and unrealized)                         .33          .49          .66        (.73)    (2.64)
                                                                        -----        -----        -----       -----    ------
Total from investment operations                                          .33          .47          .63        (.77)    (2.66)
                                                                        -----        -----        -----       -----    ------
Less distributions:
Dividends from and in excess of net investment income                    (.01)          --           --          --      (.02)
Distributions from realized gains                                          --           --           --          --     (1.34)
                                                                        -----        -----        -----       -----    ------
Total distributions                                                      (.01)          --           --          --     (1.36)
                                                                        -----        -----        -----       -----    ------
Net asset value, end of period                                          $5.17        $4.85        $4.38       $3.75    $ 4.52
                                                                        -----        -----        -----       -----    ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $2           $1           $1          $1        $1
Ratio of expenses to average daily net assets(b)                        2.32%(c)     2.19%        2.29%       2.19%     1.95%
Ratio of net investment income (loss) to average daily net assets        .01%(c)     (.69%)       (.52%)      (.78%)    (.42%)
Portfolio turnover rate (excluding short-term securities)                 49%         104%         132%        123%      218%
Total return(d)                                                         6.84%(e)    10.73%       16.80%     (17.04%)  (35.37%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
29   ---   AXP THREADNEEDLE GLOBAL EQUITY FUND   ---   2005 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                             2005(f)      2004         2003        2002      2001
Net asset value, beginning of period                                    $5.20        $4.65        $3.94       $4.70    $ 8.76
                                                                        -----        -----        -----       -----    ------
Income from investment operations:
Net investment income (loss)                                              .04          .01          .02         .01       .04
Net gains (losses) (both realized and unrealized)                         .34          .54          .69        (.77)    (2.73)
                                                                        -----        -----        -----       -----    ------
Total from investment operations                                          .38          .55          .71        (.76)    (2.69)
                                                                        -----        -----        -----       -----    ------
Less distributions:
Dividends from and in excess of net investment income                    (.04)          --           --          --      (.03)
Distributions from realized gains                                          --           --           --          --     (1.34)
                                                                        -----        -----        -----       -----    ------
Total distributions                                                      (.04)          --           --          --     (1.37)
                                                                        -----        -----        -----       -----    ------
Net asset value, end of period                                          $5.54        $5.20        $4.65       $3.94    $ 4.70
                                                                        -----        -----        -----       -----    ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $6           $4           $5          $8       $12
Ratio of expenses to average daily net assets(b)                        1.37%(c)     1.23%        1.30%       1.21%     1.01%
Ratio of net investment income (loss) to average daily net assets        .96%(c)      .25%         .43%        .18%      .55%
Portfolio turnover rate (excluding short-term securities)                 49%         104%         132%        123%      218%
Total return(d)                                                         7.36%(e)    11.88%       18.02%     (16.17%)  (34.78%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
30   ---   AXP THREADNEEDLE GLOBAL EQUITY FUND   ---   2005 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended April 30, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
31   ---   AXP THREADNEEDLE GLOBAL EQUITY FUND   ---   2005 SEMIANNUAL REPORT

                                                          Beginning          Ending          Expenses         Annualized
                                                        account value     account value    paid during          expense
                                                        Nov. 1, 2004     April 30, 2005    the period(a)         ratio
Class A
     Actual(b)                                             $1,000           $1,070.50          $7.95             1.54%
     Hypothetical (5% return before expenses)              $1,000           $1,017.25          $7.75             1.54%
Class B
     Actual(b)                                             $1,000           $1,067.80         $11.96             2.32%
     Hypothetical (5% return before expenses)              $1,000           $1,013.36         $11.65             2.32%
Class C
     Actual(b)                                             $1,000           $1,068.40         $11.96             2.32%
     Hypothetical (5% return before expenses)              $1,000           $1,013.36         $11.65             2.32%
Class Y
     Actual(b)                                             $1,000           $1,073.60          $7.08             1.37%
     Hypothetical (5% return before expenses)              $1,000           $1,018.10          $6.89             1.37%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended April 30, 2005: +7.05% for Class A, +6.78% for Class B, +6.84% for Class C and +7.36% for Class Y.

--------------------------------------------------------------------------------
32   ---   AXP THREADNEEDLE GLOBAL EQUITY FUND   ---   2005 SEMIANNUAL REPORT

Approval of Investment Management Services Agreement

American Express Financial Corporation (AEFC), a wholly-owned subsidiary of American Express Company, serves as the investment manager to the Fund. Under an Investment Management Services Agreement (the Agreement), AEFC provides investment advice and other services to the Fund. Throughout the year, the Funds' Board of Directors and the Board's Investment Review Committee monitor these services.

Each year the Board determines whether to continue the Agreement by evaluating the quality and level of service received and the costs associated with those services. AEFC prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations to assist the Board in making this determination. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Agreement.

On February 1, 2005, American Express Company announced its intention to pursue a spin-off of AEFC by distributing shares of the common stock of AEFC to shareholders of American Express Company. At a meeting held in person on April 14, 2005, the Board, including a majority of the independent members, approved the continuation of the Agreement for an interim period, not to exceed one year, ending on the later of (i) the effective date of the spin-off or (ii) the approval by the Fund's shareholders of a new investment management services agreement with AEFC (the Interim Period). The spin-off will not result in an "assignment" of the Agreement under the Investment Company Act of 1940 and, therefore, will not cause the termination of the Agreement according to its terms. In connection with the spin-off AEFC has proposed that going forward, services under the Agreement be provided by an affiliate, RiverSource Investments, LLC (RiverSource). Independent counsel advised the Board that it would be prudent, in connection with the spin-off, to consider a new agreement with RiverSource and to seek shareholder approval of that agreement as soon as practical thereafter.

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that over time the Fund's investment performance should be above the median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004 exceeded the median.

The Board noted that, in addition to portfolio management and investment research, AEFC provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and AEFC's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

--------------------------------------------------------------------------------
33   ---   AXP THREADNEEDLE GLOBAL EQUITY FUND   ---   2005 SEMIANNUAL REPORT

The Board also evaluated the price paid for the services provided by AEFC, noting the existence of a pricing philosophy, established by the Board and AEFC, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisors. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and data showing the Fund's contribution to AEFC's profitability. The Board determined that while the Fund's expenses are somewhat higher than the median for its comparison group, the Fund's strong performance justified the level of expenses.

The Board considered the economies of scale that might be realized by AEFC as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contract Committee's discussion comparing the fees AEFC charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund, like the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by AEFC and its affiliates from its relationship with the Fund. The Board took into account the services acquired by AEFC through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that AEFC's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit AEFC to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to AEFC under the Agreement were fair and reasonable and determined to approve renewal of the Agreement for the Interim Period.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
34   ---   AXP THREADNEEDLE GLOBAL EQUITY FUND   ---   2005 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.   Submission of matters to a vote of security holders. Not applicable.

Item 11.   Controls and Procedures.

           (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

           (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP GLOBAL SERIES, INC.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          June 30, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          June 30, 2005



By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          June 30, 2005